UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08573

Name of Fund: BlackRock MuniHoldings California Insured Fund, Inc. (MUC)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock
MuniHoldings California Insured Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2010

Date of reporting period: 07/31/2010

Item 1 – Report to Stockholders

Annual Report

BlackRock MuniHoldings California Insured Fund, Inc. (MUC)

BlackRock MuniHoldings New Jersey Insured Fund, Inc. (MUJ)

BlackRock MuniYield Insured Investment Fund (MFT)

BlackRock MuniYield Michigan Insured Fund, Inc. (MIY)

BlackRock MuniYield New Jersey Insured Fund, Inc. (MJI)

BlackRock MuniYield Pennsylvania Insured Fund (MPA)

July 31, 2010

Not FDIC Insured • No Bank Guarantee • May Lose Value

2 ANNUAL REPORT

JULY 31, 2010

Dear Shareholder

The global economy is continuing to slowly improve, with the United States and emerging markets leading the way; however global and US economic statistics show that the pace of economic growth has trailed off in recent months. Market volatility has remained elevated over the past several months as investors remain uncertain about the future direction of economic growth. The sovereign debt crisis in Europe, slowing growth in China and concerns over the possibility that the United States and other developed markets are heading for a double-dip recession have all acted to depress investor sentiment. It is our view that the recent soft patch of economic data is just that — a slowdown in the pace of recovery and not an indication that the economy is sliding back into recession. In the United States, we expect to see slightly slower economic growth over the next several quarters; however, true double-dip recessions are quite rare, and unless there is a major shock to the economy, we believe the recovery will continue.

Global equity markets have moved unevenly higher since bottoming out in early 2009 as investors were enticed by depressed valuations, improved corp-

orate earnings, and their desire for higher yields. Several significant downturns, however, have occurred — primarily as a result of mixed economic data and concerns about the possibility of prolonged deflation (especially in Europe). As the period drew to a close, equity markets were staging a muted recovery.

On a 12-month basis global equities were still showing positive returns thanks to improving corporate revenues and profits and a reasonably strong macro backdrop. From a geographic perspective, US equities have significantly outpaced their international counterparts over the past six and twelve months, as the domestic economic recovery has been more pronounced and credit-related issues have held European markets down. Within the United States, smaller cap stocks have outperformed large caps year-to-date.

In fixed income markets, yields have fluctuated significantly over the past year as economic data has been mixed. Over recent months, risk aversion and credit issues kept interest rates low and US Treasury yields have fallen significantly as investors favored “safe haven” assets. As the period drew to a close,

higher-risk fixed income assets performed well due to strong earnings announcements and better-than-expected results on European bank stress tests.

Meanwhile, tax-exempt municipal bonds slightly outperformed US investment grade bonds on a 12-month basis, but underperformed year-to-date as investors rotated to the relative safety of Treasuries.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an

“extended period.”

Against this backdrop, the major market averages posted the following returns:
Total Returns as of July 31, 2010	6-month	12-month
US large cap equities (S&P 500 Index)	3.61%	13.84%
US small cap equities (Russell 2000 Index)	8.79	18.43
International equities (MSCI Europe, Australasia, Far East Index)	(0.62)	6.26
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.06	0.16
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	7.67	8.34
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.85	8.91
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	4.06	9.15
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.72	23.69

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Although conditions are certainly better than they were a couple of years ago, global financial markets continue to face high volatility while questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. We thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of July 31, 2010

BlackRock MuniHoldings California Insured Fund, Inc.

Fund Overview

BlackRock MuniHoldings California Insured Fund, Inc.’s (MUC) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal and California income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal obligations exempt from fed-
eral income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market condi-
tions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2010, the Fund returned 22.40% based on market price, and 16.96% based on net asset value (NAV). For the same period, the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of 21.26% based on market price, and 14.03%
based on NAV. All returns reflect reinvestment of dividends. The performance of the Lipper category does not necessarily correlate to that of the Fund, as the Lipper group is comprised of funds representing various states and not California alone. The Fund's discount to NAV, which narrowed during the period, accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund maintains a relatively generous degree of coupon interest income from its securities holdings, which was a positive factor. The tight-
ening of credit quality spreads in the uninsured basket of the Fund’s holdings also aided results. A fully-invested and slightly longer relative duration posture were additive too, as rates declined over the period. Throughout this period, the municipal market benefited from the Build America Bond Program, which effectively moved supply to the taxable market and, thus, alleviated supply pressure in the tax-exempt space. Management’s focus on the quality of under-
lying credits while the market placed less value on monoline insurance also aided relative performance. However, downgrades of monoline insurers had a negative impact on performance in all funds that invest in bonds utilizing insurance wraps. Secondary market demand for insured municipals weakened, resulting in limited liquidity and widening spreads on insured bonds. Cash reserves held in the Fund during the period also detracted from performance, as cash underperformed longer maturity coupon bonds in an environment of falling rates and tightening spreads.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	MUC
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of July 31, 2010 ($14.04)[1]	6.03%
Tax Equivalent Yield[2]	9.28%
Current Monthly Distribution per Common Share[3]	$0.0705
Current Annualized Distribution per Common Share[3]	$0.8460
Leverage as of July 31, 2010[4]	42%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The Monthly Distribution per Share, declared on September 1, 2010, was increased to $0.0735. The Yield on Closing Market Price, Current Monthly Distribution per Common Share
and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The distribution rate is not constant and is subject to further change in the future.
4 Represents Auction Market Preferred Shares (“Preferred Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the
Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see
The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:
			7/31/10	7/31/09	Change	High	Low
Market Price			$14.04	$12.18	15.27%	$14.11	$11.95
Net Asset Value			$14.55	$13.21	10.14%	$14.82	$13.20
The following charts show the sector and credit quality allocations of the Fund’s long-term investments:
Sector Allocations			Credit Quality Allocations[5]
	7/31/10	7/31/09				7/31/10	7/31/09
County/City/Special District/School District	43%	46%	AAA/Aaa			48%	37%
Utilities	26	24	AA/Aa			32	29
Education	10	9	A			20	33
Transportation	10	13	BBB/Baa			—	1
Corporate	5	—	[5] Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service
State	4	4	(“Moody’s”) ratings.
Health	2	4

4 ANNUAL REPORT

JULY 31, 2010

Fund Summary as of July 31, 2010

BlackRock MuniHoldings New Jersey Insured Fund, Inc.

Fund Overview

BlackRock MuniHoldings New Jersey Insured Fund, Inc.’s (MUJ) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income tax and New Jersey personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax)
and New Jersey personal income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest at the time of investment.
The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2010, the Fund returned 19.37% based on market price, and 11.95% based on NAV. For the same period, the closed-end
Lipper Single-State Insured Municipal Debt Funds category posted an average return of 21.26% based on market price, and 14.03% based on NAV. All returns reflect reinvestment of dividends. The performance of the Lipper category does not necessarily correlate to that of the Fund, as the Lipper group is comprised of funds representing various states and not New Jersey alone. The Fund's discount to NAV, which narrowed during the period, accounts for the dif-
ference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV. While the Fund benefited from increasing bond prices in the declining interest rate environment, its exposure to pre-refunded and escrowed issues detracted from performance as their shorter maturity structure limited their upward price movement. The Fund benefited from its allocation to the health sector, which per-
formed well during the period. Positive investment income coupled with a low cost of leverage enabled the Fund to increase its dividend in 2010.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MUJ
Initial Offering Date	March 11, 1998
Yield on Closing Market Price as of July 31, 2010 ($15.05)[1]	5.82%
Tax Equivalent Yield[2]	8.95%
Current Monthly Distribution per Common Share[3]	$0.073
Current Annualized Distribution per Common Share[3]	$0.876
Leverage as of July 31, 2010[4]	37%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The monthly distribution per share, declared on September 1, 2010, was increased to $0.0740. The Yield on Closing Market Price, Current Monthly Distribution per Common
Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and
TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

			7/31/10	7/31/09	Change	High	Low
Market Price			$15.05	$13.38	12.48%	$15.07	$13.28
Net Asset Value			$15.19	$14.40	5.49%	$15.51	$14.38
The following charts show the sector and credit quality allocations of the Fund’s long-term investments:
Sector Allocations			Credit Quality Allocations[5]
	7/31/10	7/31/09				7/31/10	7/31/09
State	30%	35%	AAA/Aaa			38%	41%
Transportation	18	15	AA/Aa			25	20
County/City/Special District/			A			28	27
School District	17	17	BBB/Baa			7	9
Education	12	10	Not Rated[6]			2	3
Health	9	9	[5] Using the higher of S&P’s and Moody’s ratings.
Housing	6	7	[6] The investment advisor has deemed certain of these non-rated securities to be of
Utilities	6	5	investment grade quality. As of July 31, 2010 and July 31, 2009, the market value of
Corporate	1	1	these securities was $7,659,796, representing 2% and $15,862,145, representing
			3%, respectively, of the Fund’s long-term investments.
Tobacco	1	1

ANNUAL REPORT

JULY 31, 2010

Fund Summary as of July 31, 2010

BlackRock MuniYield Insured Investment Fund

Fund Overview

BlackRock MuniYield Insured Investment Fund’s (MFT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its invest-
ment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment and at least 80% of its assets in municipal obligations that are covered by insurance guaranteeing the timely pay-
ment of principal at maturity and interest when due. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2010, the Fund returned 28.72% based on market price, and 14.99% based on NAV. For the same period, the closed-
end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of 24.23% based on market price, and 15.41% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s holdings of Florida issues detracted from performance during the period as Florida underperformed the national market. The Fund continues to seek to reduce its exposure to Florida, however, this transition is prolonged due to the lack of availability in the national insured market and the limited liquidity of some of the Fund’s Florida holdings. On the positive side, the Fund held health, utilities and housing bonds with maturities of 20 years and longer, which benefited performance as the municipal yield curve flattened over the last 12 months.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MFT
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2010 ($14.28)[1]	5.97%
Tax Equivalent Yield[2]	9.18%
Current Monthly Distribution per Common Share[3]	$0.071
Current Annualized Distribution per Common Share[3]	$0.852
Leverage as of July 31, 2010[4]	38%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and
TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

			7/31/10	7/31/09	Change	High	Low
Market Price			$14.28	$11.80	21.02%	$14.38	$11.80
Net Asset Value			$13.87	$12.83	8.11%	$14.20	$12.81
The following charts show the sector and credit quality allocations of the Fund’s long-term investments:
Sector Allocations			Credit Quality Allocations[5]
	7/31/10	7/31/09				7/31/10	7/31/09
Utilities	27%	28%	AAA/Aaa			58%	55%
County/City/Special District/School District	26	22	AA/Aa			22	13
			A			17	27
Transportation	16	17	Not Rated[6]			3	5
Health	14	15
			[5] Using the higher of S&P’s or Moody’s ratings.
State	11	10
			[6] The investment advisor has deemed certain of these non-rated securities to be of
Housing	4	5	investment grade quality. As of July 31, 2010 and July 31, 2009, the market value of
Education	2	3	these securities was $4,251,053, representing 2% and $7,910,411, representing
			5%, respectively, of the Fund’s long-term investments.

6 ANNUAL REPORT

JULY 31, 2010

Fund Summary as of July 31, 2010

BlackRock MuniYield Michigan Insured Fund, Inc.

Fund Overview

BlackRock MuniYield Michigan Insured Fund, Inc.’s (MIY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment and at least 80% of its assets in municipal obligations that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2010, the Fund returned 26.76% based on market price, and 14.31% based on NAV. For the same period, the closed-
end Lipper Single-State Insured Municipal Debt Funds category posted an average return of 21.26% based on market price, and 14.03% based on NAV.
All returns reflect reinvestment of dividends. The performance of the Lipper category does not necessarily correlate to that of the Fund, as the Lipper group is comprised of funds representing various states and not Michigan alone. The Fund's discount to NAV, which narrowed during the period, accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV.
The Fund benefited from its allocation to the health sector, which performed well during the period. Positive investment income coupled with a low cost of leverage enabled the Fund to increase its dividend at the end of 2009. While the Fund benefited from increasing bond prices in the declining interest rate environment, its exposure to pre-refunded and escrowed issues detracted from performance as their shorter maturity structure limited their upward price movement.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MIY
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2010 ($14.55)[1]	6.19%
Tax Equivalent Yield[2]	9.52%
Current Monthly Distribution per Common Share[3]	$0.075
Current Annualized Distribution per Common Share[3]	$0.900
Leverage as of July 31, 2010[4]	37%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The monthly distribution per share, declared on September 1, 2010, was increased to $0.0765. The Yield on Closing Market Price, Current Monthly Distribution per Common
Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and
TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

			7/31/10	7/31/09	Change	High	Low
Market Price			$14.55	$12.25	18.78%	$14.73	$12.18
Net Asset Value			$14.92	$13.93	7.11%	$15.16	$13.91
The following charts show the sector and credit quality allocations of the Fund’s long-term investments:
Sector Allocations			Credit Quality Allocations[5]
	7/31/10	7/31/09				7/31/10	7/31/09
County/City/Special District/School District	33%	22%	AAA/Aaa			43%	32%
Health	14	14	AA/Aa			26	22
Utilities	12	14	A			28	42
			BBB/Baa			1	2
Transportation	12	11	Not Rated[6]			2	2
Corporate	11	14
			[5] Using the higher of S&P’s or Moody’s ratings.
State	9	12
			[6] The investment advisor has deemed certain of these non-rated securities to be of
Education	6	10
			investment grade quality. As of July 31, 2010 and July 31, 2009, the market value of
Housing	3	3	these securities was $2,921,098, representing 1% and $3,021,972, representing
			1%, respectively, of the Fund’s long-term investments.

ANNUAL REPORT

JULY 31, 2010

Fund Summary as of July 31, 2010

BlackRock MuniYield New Jersey Insured Fund, Inc.

Fund Overview

BlackRock MuniYield New Jersey Insured Fund, Inc.’s (MJI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. The
Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment and at least 80% of its assets in municipal obligations that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2010, the Fund returned 24.34% based on market price, and 13.90% based on NAV. For the same period, the closed-
end Lipper Single-State Insured Municipal Debt Funds category posted an average return of 21.26% based on market price, and 14.03% based on NAV. All returns reflect reinvestment of dividends. The performance of the Lipper category does not necessarily correlate to that of the Fund, as the Lipper group is comprised of funds representing various states and not New Jersey alone. The Fund's discount to NAV, which narrowed during the period, accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV.
While the Fund benefited from increasing bond prices in the declining interest rate environment, its exposure to pre-refunded and escrowed issues detracted from performance as their shorter maturity structure limited their upward price movement. The Fund benefited from its allocation to the health sector, which performed well during the period. Positive investment income coupled with a low cost of leverage enabled the Fund to increase its dividend in 2010.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MJI
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2010 ($14.92)[1]	5.79%
Tax Equivalent Yield[2]	8.91%
Current Monthly Distribution per Common Share[3]	$0.072
Current Annualized Distribution per Common Share[3]	$0.864
Leverage as of July 31, 2010[4]	34%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and
TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

			7/31/10	7/31/09	Change	High	Low
Market Price			$14.92	$12.82	16.38%	$15.16	$12.82
Net Asset Value			$15.00	$14.07	6.61%	$15.38	$14.04
The following charts show the sector and credit quality allocations of the Fund’s long-term investments:
Sector Allocations			Credit Quality Allocations[5]
	7/31/10	7/31/09				7/31/10	7/31/09
State	28%	26%	AAA/Aaa			31%	32%
County/City/Special District/School District	17	18	AA/Aa			23	22
Education	16	15	A			36	34
Health	10	10	BBB/Baa			5	8
Transportation	9	10	Not Rated[6]			5	4
Utilities	9	12	[5] Using the higher of S&P’s and Moody’s ratings.
Housing	7	7	[6] The investment advisor has deemed certain of these non-rated securities to be of
Corporate	3	1	investment grade quality. As of July 31, 2010 and July 31, 2009, the market value of
Tobacco	1	1	these securities was $8,904,633, representing 5% and $7,777,159, representing
			4%, respectively, of the Fund’s long-term investments.

8 ANNUAL REPORT

JULY 31, 2010

Fund Summary as of July 31, 2010

BlackRock MuniYield Pennsylvania Insured Fund

Fund Overview

BlackRock MuniYield Pennsylvania Insured Fund’s (MPA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Pennsylvania income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment and at least 80% of its assets in municipal obligations that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2010, the Fund returned 25.70% based on market price, and 14.18% based on NAV. For the same period, the closed-
end Lipper Single-State Insured Municipal Debt Funds category posted an average return of 21.26% based on market price, and 14.03% based on NAV. All returns reflect reinvestment of dividends. The performance of the Lipper category does not necessarily correlate to that of the Fund, as the Lipper group is comprised of funds representing various states and not Pennsylvania alone. The Fund's discount to NAV, which narrowed during the period, accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV. The
Fund benefited from its increased exposure to interest rate-sensitive bonds as tax-exempt, 30-year interest rates rallied 70 basis points (0.70%) lower over the period. Broader market recognition of the value of tightly held issuers also had a positive impact on performance as valuations on such holdings were pushed higher. Detracting from performance was the Fund’s exposure to zero-coupon bonds, which remained out of favor with investors and underperformed current coupon bonds throughout the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MPA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2010 ($15.26)[1]	5.66%
Tax Equivalent Yield[2]	8.71%
Current Monthly Distribution per Common Share[3]	$0.072
Current Annualized Distribution per Common Share[3]	$0.864
Leverage as of July 31, 2010[4]	37%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The monthly distribution per share, declared on September 1, 2010, was increased to $0.0745. The Yield on Closing Market Price, Current Monthly Distribution per Common
Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and
TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

			7/31/10	7/31/09	Change	High	Low
Market Price			$15.26	$12.87	18.57%	$15.27	$12.80
Net Asset Value			$15.38	$14.28	7.70%	$15.64	$14.25
The following charts show the sector and credit quality allocations of the Fund’s long-term investments:
Sector Allocations			Credit Quality Allocations[5]
	7/31/10	7/31/09				7/31/10	7/31/09
County/City/Special District/School District	29%	38%	AAA/Aaa			41%	39%
State	23	15	AA/Aa			42	42
Health	12	9	A			16	18
			BBB/Baa			1	1
Utilities	12	11
Transportation	12	11	[5] Using the higher of S&P’s or Moody’s ratings.
Education	5	6
Housing	4	4
Corporate	3	6

ANNUAL REPORT

JULY 31, 2010

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Funds issue Preferred Shares, which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments.
To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio invest-
ments, each Fund’s Common Shareholders will benefit from the incre-
mental net income.

To illustrate these concepts, assume a Fund’s Common Shares capital-
ization is $100 million and it issues Preferred Shares for an additional
$50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are
3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of
Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from the
Preferred Shares issuance earn income based on long-term interest rates.
In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the Fund’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremen-
tal net income.

If short-term interest rates rise, narrowing the differential between short-
term and long-term interest rates, the incremental net income pickup on the Common Shares will be reduced or eliminated completely. Furthermore, if pervailing short-term interest rates rise above long-term interest rates of
6%, the yield curve has a negative slope. In this case, the Fund pays divi-
dends on the higher short-term interest rates whereas the Fund’s total port-
folio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Fund’s Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also leverage their assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial

Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased returns to the
Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will gen-
erally cause greater changes in the Funds’ NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Funds’ net income will be less than if leverage had not been used, and therefore the amount avail-
able for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at dis-
tressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each
Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate preferred shares issued by the Funds. Each
Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the
Common Shares.

Under the Investment Company Act of 1940, the Funds are permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Fund anticipates that the total economic leverage from Preferred Shares and/or
TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of July 31, 2010, the Funds had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of
Leverage
MUC	42%
MUJ	37%
MFT	38%
MIY	37%
MJI	34%
MPA	37%

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including finan-
cial futures contracts, as specified in Note 2 of the Notes to Financial
Statements, which may constitute forms of economic leverage. Such instru-
ments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks.
Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. Each Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately pre-
dict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appre-
ciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold a security that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

10 ANNUAL REPORT

JULY 31, 2010

Schedule of Investments July 31, 2010

BlackRock MuniHoldings California Insured Fund, Inc. (MUC)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
California — 102.4%
Corporate — 0.5%
City of Chula Vista California, Refunding RB, San Diego
Gas & Electric, Series A, 5.88%, 2/15/34	$ 2,435	$ 2,691,673
County/City/Special District/School District — 43.4%
Alameda County Joint Powers Authority, Refunding RB,
Lease (AGM), 5.00%, 12/01/34	13,180	13,179,077
Bonita Unified School District California, GO, Election
of 2004, Series B:
(BHAC), 5.00%, 8/01/31	5,000	5,162,100
(NPFGC), 5.00%, 8/01/29	8,350	8,629,558
Central Unified School District, GO, Election of 2008,
Series A (AGC), 5.63%, 8/01/33	2,600	2,806,570
City of Garden Grove California, COP, Series A, Financing
Project (AMBAC), 5.50%, 3/01/26	4,040	4,239,778
City of Lodi California, COP, Refunding, Series A (AGM),
5.00%, 10/01/32	2,030	2,053,020
City of Redding California, COP, Refunding, Series A
(AGM), 5.00%, 6/01/30	5,000	5,133,350
Colton Joint Unified School District, GO, Series A
(NPFGC), 5.38%, 8/01/26	2,500	2,666,100
Corona Department of Water & Power, COP (NPFGC),
5.00%, 9/01/29	5,910	5,981,156
Corona-Norca Unified School District California, GO,
Election of 2006, Series A (AGM), 5.00%, 8/01/31	5,000	5,121,600
County of Kern California, COP, Capital Improvements
Projects, Series A (AGC), 6.00%, 8/01/35	3,500	3,898,930
Covina-Valley Unified School District California, GO,
Refunding, Series A (AGM), 5.50%, 8/01/26	2,395	2,539,227
Culver City Redevelopment Finance Authority California,
Tax Allocation Bonds, Refunding, Series A (AGM),
5.60%, 11/01/25	3,750	3,834,863
East Side Union High School District-Santa Clara
County California, GO, CAB, Election of 2002, Series E
(Syncora), 5.12%, 8/01/28 (a)	11,000	3,582,260
Fullerton Joint Union High School District California, GO,
Election of 2002, Series B (NPFGC), 5.00%, 8/01/29	6,685	6,878,464
Jurupa Public Financing Authority, RB, Superior Lien,
Series A (AGM) (b):
5.00%, 9/01/30	4,000	4,000,000
5.00%, 9/01/33	2,000	1,986,420
5.00%, 9/01/39	3,000	2,954,730
Los Angeles Community Redevelopment Agency
California, RB, Bunker Hill Project, Series A (AGM),
5.00%, 12/01/27	10,000	10,166,800
Los Angeles County Metropolitan Transportation Authority,
Refunding RB, Proposition A, First Tier, Senior Series A
(AMBAC), 5.00%, 7/01/35	9,000	9,312,660
Los Angeles Unified School District California, GO,
Election of 2004, Series H (AGM), 5.00%, 7/01/32	2,250	2,296,058
Los Gatos Union School District California, GO, Election
of 2001, Series B (AGM), 5.00%, 8/01/30	2,735	2,783,765

	Par
Municipal Bonds	(000)	Value
California (continued)
County/City/Special District/School District (continued)
Marin Community College District, GO, Election of 2004,
Series A (NPFGC), 5.00%, 8/01/28	$ 5,885	$ 6,090,092
Marysville Joint Unified School District California, GO,
Election of 2008 (AGC), 5.13%, 8/01/34	6,915	7,123,556
Merced Community College District California, GO,
School Facilities Improvement District No. 1 (NPFGC),
5.00%, 8/01/31	6,340	6,392,305
Port of Oakland, Refunding RB, Series M, AMT (NPFGC),
5.38%, 11/01/27	22,465	22,484,320
Poway Unified School District, Special Tax Bonds
(AMBAC), 5.00%, 9/15/31	3,960	3,903,887
Redlands Unified School District California, GO, Election
of 2008 (AGM), 5.25%, 7/01/33	5,000	5,210,100
Redwoods Community College District, GO, Election
of 2004 (NPFGC), 5.00%, 8/01/31	4,630	4,698,709
Riverside Unified School District California, GO, Election
of 2001, Series B (NPFGC), 5.00%, 8/01/30	10,735	10,868,114
Saddleback Valley Unified School District California, GO
(AGM), 5.00%, 8/01/29	4,115	4,225,982
Salinas Union High School District California, GO,
Election of 2002, Series B (NPFGC), 5.00%, 6/01/26	3,490	3,594,735
San Diego Community College District California, GO,
Election of 2002 (AGM), 5.00%, 5/01/30	7,000	7,213,080
San Francisco Community College District California, GO,
Election of 2001, Series C (AGM), 5.00%, 6/15/31	4,195	4,343,629
San Jose Evergreen Community College District California,
GO, Refunding, CAB, Election of 2004, Series A
(NPFGC), 5.17%, 9/01/24 (a)	10,410	5,087,992
San Juan Unified School District California, GO, Election
of 2002 (NPFGC), 5.00%, 8/01/28	4,250	4,362,030
San Mateo County Transportation District California,
Refunding RB, Series A (NPFGC), 5.00%, 6/01/29	5,650	5,906,002
Sanger Unified School District California, GO, Election
of 2006, Series A (AGM), 5.00%, 8/01/27	7,345	7,685,000
Santa Clara Redevelopment Agency California, Tax
Allocation Bonds, Bayshore North Project, Series A
(AMBAC), 5.50%, 6/01/23	10,000	10,062,700
Santa Rosa High School District California, GO, Election
of 2002 (NPFGC), 5.00%, 8/01/28	2,855	2,885,092
Sierra Joint Community College District California, GO,
Improvement District No. 2-Western Nevada County
Campus, Series A (NPFGC), 5.00%, 8/01/28	1,550	1,590,858
Snowline Joint Unified School District, COP, Refunding,
Refining Project (AGC), 5.75%, 9/01/38	5,635	6,279,869
Vista Unified School District California, GO, Series B
(NPFGC), 5.00%, 8/01/28	2,550	2,617,218
Walnut Valley Unified School District California, GO,
Election of 2007, Measure S, Series A (AGM),
5.00%, 2/01/33	2,000	2,061,160

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the		BHAC	Berkshire Hathaway Assurance Corp.	GO	General Obligation Bonds
Schedules of Investments, the names and descriptions of		CAB	Capital Appreciation Bonds	HDA	Housing Development Authority
many of the securities have been abbreviated according		CIFG	CDC IXIS Financial Guaranty	HFA	Housing Finance Agency
to the following list:		COP	Certificates of Participation	HRB	Housing Revenue Bonds
		EDA	Economic Development Authority	IDA	Industrial Development Authority
ACA	ACA Financial Guaranty Corp.	EDC	Economic Development Corp.	ISD	Independent School District
AGC	Assured Guaranty Corp.	ERB	Education Revenue Bonds	LRB	Lease Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	FGIC	Financial Guaranty Insurance Co.	NPFGC	National Public Finance Guarantee Corp.
AMBAC	American Municipal Bond Assurance Corp.	FHA	Federal Housing Administration	RB	Revenue Bonds
AMT	Alternative Minimum Tax (subject to)	GAN	Grant Anticipation Notes	S/F	Single-Family
		GARB	General Airport Revenue Bonds
See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Schedule of Investments (continued)

BlackRock MuniHoldings California Insured Fund, Inc. (MUC)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
California (continued)
County/City/Special District/School District (concluded)
West Contra Costa Unified School District California,
GO (AGM):
Election of 2002, Series B, 5.00%, 8/01/32	$ 6,690	$ 6,693,746
Election of 2005, Series A, 5.00%, 8/01/26	2,595	2,646,718
Westminster Redevelopment Agency California, Tax
Allocation Bonds, Subordinate, Commercial
Redevelopment Project No. 1 (AGC),
6.25%, 11/01/39	4,300	4,918,985
		258,152,365
Education — 8.6%
California State Public Works Board, RB, University of
California, Institute Project, Series C (AMBAC),
5.00%, 4/01/30	5,000	5,039,000
California State University, RB, Systemwide, Series A
(AGM), 5.00%, 11/01/39	6,950	7,024,226
California State University, Refunding RB, Systemwide,
Series A (AGM), 5.00%, 11/01/29	5,000	5,135,500
Escondido Union High School District, COP (AGM),
5.00%, 6/01/37	1,250	1,238,975
Riverside Community College District, GO, Election
of 2004, Series C (AGM), 5.00%, 8/01/32	8,750	9,010,312
San Diego Community College District, GO, Election
of 2006 (AGM), 5.00%, 8/01/30	6,360	6,654,150
University of California, RB, Limited Project, Series D
(AGM), 5.00%, 5/15/37	5,950	6,157,239
University of California, Refunding RB, General, Series A
(AMBAC), 5.00%, 5/15/27	10,500	11,049,885
		51,309,287
Health — 2.5%
ABAG Finance Authority for Nonprofit Corps,
Refunding RB, Sharp Healthcare, 6.25%, 8/01/39	5,000	5,521,100
California Health Facilities Financing Authority,
Refunding RB, Catholic Healthcare West, Series A,
6.00%, 7/01/34	3,700	3,988,304
California Statewide Communities Development
Authority, RB, Health Facility, Memorial Health Services,
Series A, 6.00%, 10/01/23	4,915	5,139,271
		14,648,675
State — 6.6%
California Community College Financing Authority, RB,
Grossmont-Palomar-Shasta, Series A (NPFGC),
5.63%, 4/01/26	2,180	2,209,060
California State Public Works Board, RB, Department
of Education, Riverside Campus Project, Series B,
6.50%, 4/01/34	3,500	3,768,450
California State University, Refunding RB, Systemwide,
Series C (NPFGC), 5.00%, 11/01/28	16,215	16,757,878
State of California, GO, Various Purpose:
6.00%, 3/01/33	5,000	5,412,500
6.50%, 4/01/33	10,000	11,246,100
		39,393,988
Transportation — 16.7%
City of Fresno California, RB, Series B, AMT (AGM),
5.50%, 7/01/20	4,455	4,501,332
City of San Jose California, Refunding RB, Series A, AMT
(AGM), 5.50%, 3/01/19	5,220	5,766,169
County of Orange California, RB, Series B,
5.75%, 7/01/34	6,345	6,910,149
County of Sacramento California, RB, Senior Series B:
5.75%, 7/01/39	2,650	2,868,519
AMT (AGM), 5.75%, 7/01/28	13,170	13,879,204
AMT (AGM), 5.25%, 7/01/33	19,525	19,561,707

	Par
Municipal Bonds	(000)	Value
California (concluded)
Transportation (concluded)
Port of Oakland, RB, Series K, AMT (NPFGC),
5.75%, 11/01/29	$ 19,660	$ 19,660,983
San Francisco City & County Airports Commission, RB,
Series E, 6.00%, 5/01/39	9,650	10,657,557
San Francisco City & County Airports Commission,
Refunding RB, Second Series 34E, AMT (AGM),
5.75%, 5/01/24	5,000	5,411,650
San Mateo County Transportation Authority,
Refunding RB, Series A (NPFGC), 5.00%, 6/01/32	10,000	10,249,500
		99,466,770
Utilities — 24.1%
City of Escondido California, COP, Refunding, Series A
(NPFGC), 5.75%, 9/01/24	465	471,422
City of Glendale California, RB (AGC), 5.00%, 2/01/31	5,030	5,224,359
City of Santa Clara California, RB, Sub-Series A (NPFGC),
5.00%, 7/01/28	6,050	6,111,892
East Bay Municipal Utility District, RB, Sub-Series A
(NPFGC), 5.00%, 6/01/35	150	155,460
East Bay Municipal Utility District, Refunding RB,
Sub-Series A (AMBAC), 5.00%, 6/01/33	6,545	6,892,736
Los Angeles Department of Water & Power, RB
(AMBAC), System:
Sub-Series A-1, 5.00%, 7/01/36	4,610	4,742,906
Sub-Series A-2, 5.00%, 7/01/35	1,150	1,183,764
Metropolitan Water District of Southern California, RB,
Series B-1 (NPFGC), 5.00%, 10/01/33	9,000	9,262,260
Oxnard Financing Authority, RB (NPFGC):
Project, 5.00%, 6/01/31	10,000	10,044,500
Redwood Trunk Sewer & Headworks, Series A,
5.25%, 6/01/34	13,000	13,210,990
Sacramento City Financing Authority California,
Refunding RB (NPFGC), 5.00%, 12/01/29	8,775	8,742,094
Sacramento Municipal Utility District, RB, Cosumnes
Project (NPFGC), 5.13%, 7/01/29	36,760	37,500,714
San Francisco City & County Public Utilities
Commission, RB:
Series A (NPFGC), 5.00%, 11/01/32	15,000	15,277,050
Series B, 5.00%, 11/01/30	16,705	17,931,815
Turlock Public Financing Authority California, RB, Series A
(NPFGC), 5.00%, 9/15/33	6,655	6,746,772
		143,498,734
Total Municipal Bonds — 102.4%		609,161,492
Municipal Bonds Transferred to
Tender Option Bond Trusts (c)
California — 58.9%
Corporate — 7.1%
San Francisco Bay Area Rapid Transit District,
Refunding RB, Series A (NPFGC), 5.00%, 7/01/30	23,100	24,237,213
University of California, RB, Limited Project, Series B
(AGM), 5.00%, 5/15/33	17,397	17,744,198
		41,981,411
County/City/Special District/School District — 26.2%
Contra Costa Community College District California, GO,
Election of 2002 (NPFGC), 5.00%, 8/01/28	7,800	8,021,910
Desert Community College District California, GO,
Series C (AGM), 5.00%, 8/01/37	16,530	16,852,666
Los Angeles Community College District California, GO:
Series A, Election of 2001 (NPFGC), 5.00%, 8/01/32	6,647	6,809,121
Series A, Election of 2008, 6.00%, 8/01/33	9,596	10,826,270
Series E, Election of 2003 (AGM), 5.00%, 8/01/31	11,216	11,508,373

See Notes to Financial Statements.

12 ANNUAL REPORT

JULY 31, 2010

Schedule of Investments (continued)

BlackRock MuniHoldings California Insured Fund, Inc. (MUC)

(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (c)	(000)	Value
California (concluded)
County/City/Special District/School District (concluded)
Ohlone Community College District, GO, Ohlone, Series B
(AGM), 5.00%, 8/01/30	$ 16,518	$ 16,988,887
Peralta Community College District, GO, Election of 2000,
Series D (AGM), 5.00%, 8/01/35	15,490	15,840,384
Poway Unified School District, GO, Election of 2002,
Improvement District 02, Series 1-B (AGM),
5.00%, 8/01/30	10,000	10,297,600
San Bernardino Community College District California,
GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	17,770	18,289,417
San Diego Community College District California, GO,
Election of 2002 (AGM), 5.00%, 5/01/30	12,549	12,930,659
San Francisco Bay Area Transit Financing Authority,
Refunding RB, Series A (NPFGC), 5.00%, 7/01/34	2,499	2,596,259
San Jose Financing Authority, Refunding RB, Civic Center
Project, Series B (AMBAC), 5.00%, 6/01/32	14,800	14,873,704
Vista Unified School District California, GO, Series A
(AGM), 5.25%, 8/01/25	10,016	10,476,795
		156,312,045
Education — 8.0%
Chaffey Community College District, GO, Election
of 2002, Series B (NPFGC), 5.00%, 6/01/30	9,905	10,122,039
Peralta Community College District, GO, Peralta
Community College (AGM), 5.00%, 8/01/32	6,980	7,187,655
Riverside Community College District, GO, Election
of 2004, Series C (NPFGC), 5.00%, 8/01/32	8,910	9,137,383
University of California, RB:
Limited Project, Series D (AGM), 5.00%, 5/15/41	8,000	8,236,000
Series O, 5.75%, 5/15/34	11,190	12,637,538
		47,320,615
Utilities — 17.6%
City of Napa California, RB (AMBAC), 5.00%, 5/01/35	9,100	9,367,176
East Bay Municipal Utility District, RB, Sub-Series A
(NPFGC), 5.00%, 6/01/35	12,070	12,509,348
East Bay Municipal Utility District, Refunding RB,
Sub-Series A (AMBAC), 5.00%, 6/01/37	14,510	15,210,398
Los Angeles Department of Water & Power, RB,
Power System (AGM):
Sub-Series A-1, 5.00%, 7/01/31	4,993	5,177,267
Sub-Series A-2, 5.00%, 7/01/35	7,500	7,720,200
Metropolitan Water District of Southern California, RB,
Series A (AGM), 5.00%, 7/01/35	12,870	13,386,730
Rancho Water District Financing Authority, Refunding RB,
Series A (AGM), 5.00%, 8/01/34	5,008	5,164,859
Sacramento Regional County Sanitation District, RB,
Sacramento Regional County Sanitation (NPFGC),
5.00%, 12/01/36	4,500	4,607,145
San Diego County Water Authority, COP, Refunding:
Series 2002-A (NPFGC), 5.00%, 5/01/32	10,000	10,118,700
Series 2008-A (AGM), 5.00%, 5/01/33	16,740	17,381,477
San Diego County Water Authority, COP, Series A (AGM),
5.00%, 5/01/31	4,000	4,106,840
		104,750,140
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 58.9%		350,364,211
Total Long-Term Investments
(Cost — $945,641,151) — 161.3%		959,525,703

Short-Term Securities	Shares	Value
BIF California Municipal Money Fund,
0.04% (d)(e)	71,270,966	$ 71,270,966
Total Short-Term Securities
(Cost – $71,270,966) – 12.0%		71,270,966
Total Investments (Cost — $1,016,912,117*) — 173.3%		1,030,796,669
Liabilities in Excess of Other Assets — (0.0)%		(80,678)
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (30.6)%		(181,967,280)
Preferred Shares, at Redemption Value — (42.7)%		(254,015,094)
Net Assets Applicable to Common Shares — 100.0%		$ 594,733,617

* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$834,751,050
Gross unrealized appreciation	$ 18,043,234
Gross unrealized depreciation	(3,852,248)
Net unrealized appreciation	$ 14,190,986

(a) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b) When-issued security. Unsettled when-issued transactions were as follows:

		Unrealized
		Appreciation
Counterparty	Value	(Depreciation)
Stone and Youngberg	$8,941,150	$ —

(c) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial
Statements for details of municipal bonds transferred to tender option bond trusts.
(d) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, are as follows:

	Shares Held		Shares Held
	at July 31,	Net	at July 31,
Affiliate	2009	Activity	2010	Income
BIF California
Municipal
Money Fund	20,500,814	50,770,152	71,270,966	$ 6,168

(e) Represents the current yield as of report date.
•For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized mar-
ket indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.
•Financial futures contracts sold as of July 31, 2010 were as follows:

		Expiration	Notional	Unrealized
Contracts	Issue	Date	Value	Depreciation
50	10-Year U.S.
	Treasury Bond	September 2010	$6,083,484	$ (107,141)

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Schedule of Investments (concluded)

BlackRock MuniHoldings California Insured Fund, Inc. (MUC)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivatives)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following tables summarize the inputs used as of July 31, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Long-Term
Investments[1]	—	$ 959,525,703	—	$ 959,525,703
Short-Term
Securities	$ 71,270,966	—	—	71,270,966
Total	$ 71,270,966	$ 959,525,703	—	$1,030,796,669
[1] See above Schedule of Investments for values in each sector.
Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Liabilities:
Interest rate
contracts	$ (107,141)	—	—	$ (107,141)

2 Derivative financial instruments are futures, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

14 ANNUAL REPORT

JULY 31, 2010

Schedule of Investments July 31, 2010

BlackRock MuniHoldings New Jersey Insured Fund, Inc. (MUJ)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey — 136.3%
Corporate — 2.3%
New Jersey EDA, RB, Disposal, Waste Management
of New Jersey, Series A, Mandatory Put Bonds, AMT,
5.30%, 6/01/15	$ 2,500	$ 2,698,775
New Jersey EDA, Refunding RB, AMT, New Jersey
American Water Co., Inc. Project:
Series A, 5.70%, 10/01/39	2,500	2,567,300
Series B, 5.60%, 11/01/34	2,150	2,211,640
		7,477,715
County/City/Special District/School District — 23.7%
Borough of Hopatcong New Jersey, GO, Refunding,
Sewer (AMBAC), 4.50%, 8/01/33	2,690	2,733,847
Camden County Improvement Authority, RB (AGM),
5.50%, 9/01/10 (a)	1,540	1,547,007
City of Perth Amboy New Jersey, GO, CAB (AGM) (b):
5.09%, 7/01/32	4,605	4,310,879
5.10%, 7/01/33	1,395	1,302,623
5.14%, 7/01/37	1,470	1,363,234
County of Middlesex New Jersey, COP (NPFGC):
5.25%, 6/15/23	1,550	1,554,635
Refunding, 5.50%, 8/01/16	1,375	1,438,291
East Orange Board Of Education, COP (AGM),
5.50%, 8/01/12	5,450	5,686,530
Edgewater Borough Board of Education, GO (AGM):
4.25%, 3/01/34	1,235	1,225,861
4.25%, 3/01/35	1,300	1,286,259
4.30%, 3/01/36	1,370	1,353,601
4.30%, 3/01/37	1,440	1,439,050
4.30%, 3/01/38	1,515	1,506,713
4.30%, 3/01/39	1,590	1,579,331
4.30%, 3/01/40	1,668	1,652,221
Essex County Improvement Authority, LRB, County
Correctional Facility Project, Series A (FGIC),
5.00%, 10/01/13 (a)	4,400	5,008,344
Essex County Improvement Authority, RB,
County Correctional Facility Project (FGIC),
6.00%, 10/01/10 (a)	4,000	4,039,000
Essex County Improvement Authority, Refunding RB,
Project Consolidation (NPFGC), 5.50%, 10/01/27	250	289,460
Hudson County Improvement Authority, RB,
Harrison Parking Facility Project, Series C (AGC),
5.38%, 1/01/44	3,600	3,857,688
Hudson County Improvement Authority, Refunding RB,
Hudson County Lease Project (NPFGC),
5.38%, 10/01/24	2,530	2,546,673
Middlesex County Improvement Authority, RB,
Senior Citizens Housing Project, AMT (AMBAC),
5.50%, 9/01/30	500	500,115
Monmouth County Improvement Authority, Refunding RB,
Governmental Loan (AMBAC):
5.35%, 12/01/10 (a)	695	707,024
5.38%, 12/01/10 (a)	535	544,304
5.35%, 12/01/17	845	856,593
5.38%, 12/01/18	935	947,875
Morristown Parking Authority, RB (NPFGC):
5.00%, 8/01/30	1,830	1,938,519
5.00%, 8/01/33	3,000	3,144,300
New Jersey State Transit Corp., COP, Subordinate,
Federal Transit Administration Grants, Series A (AGM),
5.00%, 9/15/21	2,000	2,085,080
Newark Housing Authority, Refunding RB, Newark
Redevelopment Project (NPFGC), 4.38%, 1/01/37	620	597,488

	Par
Municipal Bonds	(000)	Value
New Jersey (continued)
County/City/Special District/School District (concluded)
North Bergen Township Board Of Education, COP
(AGM) (a):
6.00%, 12/15/10	$ 1,000	$ 1,031,740
6.25%, 12/15/10	1,580	1,631,634
6.25%, 12/15/10	1,680	1,734,902
Salem County Improvement Authority, RB, Finlaw Street
Office Building (AGM), 5.38%, 8/15/28	500	516,390
South Jersey Port Corp., Refunding RB:
4.50%, 1/01/15	3,750	3,952,987
4.50%, 1/01/16	1,920	2,005,882
Township of West Deptford New Jersey, GO (FGIC) (a):
5.63%, 9/01/10	4,170	4,189,390
5.63%, 9/01/10	4,410	4,430,506
		76,535,976
Education — 19.2%
New Jersey EDA, RB:
International Center For Public Health Project,
University of Medicine and Dentistry (AMBAC),
6.00%, 6/01/32	5,000	5,000,100
School Facilities Construction, Series Y,
5.00%, 9/01/33	3,000	3,129,540
New Jersey Educational Facilities Authority, RB:
Montclair State University, Series A (AMBAC),
5.00%, 7/01/21	1,200	1,285,512
Montclair State University, Series A (AMBAC),
5.00%, 7/01/22	2,880	3,069,446
Richard Stockton College, Series F (NPFGC),
5.00%, 7/01/31	2,625	2,669,258
Rowan University, Series C (NPFGC),
5.00%, 7/01/14 (a)	3,260	3,768,136
Rowan University, Series C (NPFGC),
5.13%, 7/01/14 (a)	3,615	4,195,822
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM),
5.00%, 7/01/35	9,540	9,964,339
Montclair State University, Series J (NPFGC),
4.25%, 7/01/30	3,775	3,670,961
Ramapo College, Series I (AMBAC),
4.25%, 7/01/31	1,250	1,198,075
Ramapo College, Series I (AMBAC),
4.25%, 7/01/36	900	840,411
Rowan University, Series C (FGIC),
5.25%, 7/01/11 (a)	240	253,430
Rowan University, Series C (FGIC),
5.25%, 7/01/11 (a)	285	300,949
Rowan University, Series C (FGIC),
5.25%, 7/01/11 (a)	265	279,829
Rowan University, Series C (NPFGC),
5.25%, 7/01/17	2,135	2,229,879
Rowan University, Series C (NPFGC),
5.25%, 7/01/18	2,535	2,645,247
Rowan University, Series C (NPFGC),
5.25%, 7/01/19	2,370	2,470,844
Stevens Institute of Technology, Series A,
5.00%, 7/01/27	2,800	2,847,376
Stevens Institute of Technology, Series A,
5.00%, 7/01/34	900	885,159
William Paterson University, Series C (AGC),
5.00%, 7/01/28	250	265,773
William Paterson University, Series C (AGC),
4.75%, 7/01/34	4,000	4,049,920
University of Medicine & Dentistry of New Jersey, COP
(NPFGC), 5.00%, 6/15/29	2,000	1,992,620
University of Medicine & Dentistry of New Jersey, RB,
Series A (AMBAC), 5.50%, 12/01/27	4,740	4,825,794
		61,838,420

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Schedule of Investments (continued)

BlackRock MuniHoldings New Jersey Insured Fund, Inc. (MUJ)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey (continued)
Health — 13.6%
New Jersey Health Care Facilities Financing Authority, RB:
Greystone Park Psychiatric Hospital (AMBAC),
5.00%, 9/15/23	$ 10,775	$ 11,113,119
Meridian Health, Series I (AGC), 5.00%, 7/01/38	770	783,059
Meridian Health, Series II (AGC), 5.00%, 7/01/38	7,385	7,510,250
Meridian Health, Series V (AGC), 5.00%, 7/01/38	3,950	4,016,992
South Jersey Hospital, 6.00%, 7/01/12 (a)	5,440	6,014,138
Virtua Health (AGC), 5.50%, 7/01/38	1,900	2,028,174
New Jersey Health Care Facilities Financing Authority,
Refunding RB:
AHS Hospital Corp., Series A (AMBAC),
6.00%, 7/01/13 (c)	4,000	4,604,000
Atlantic City Medical Center, 5.75%, 7/01/12 (a)	1,525	1,675,578
Atlantic City Medical Center, 6.25%, 7/01/12 (a)	530	587,383
Atlantic City Medical System, 6.25%, 7/01/17	925	976,911
Atlantic City Medical System, 5.75%, 7/01/25	1,975	2,028,977
Hackensack University Medical Center (AGC),
5.13%, 1/01/27	1,500	1,571,055
Meridian Health System Obligation Group (AGM),
5.38%, 7/01/24	1,000	1,000,790
		43,910,426
Housing — 5.1%
New Jersey State Housing & Mortgage Finance
Agency, RB:
Capital Fund Program, Series A (AGM),
4.70%, 11/01/25	10,840	11,070,675
Series AA, 6.50%, 10/01/38	2,720	2,979,189
New Jersey State Housing & Mortgage Finance
Agency, Refunding RB, S/F Housing, Series T, AMT,
4.70%, 10/01/37	800	764,720
Newark Housing Authority, RB, South Ward Police
Facility (AGC):
5.75%, 12/01/30	850	917,430
6.75%, 12/01/38	500	571,820
		16,303,834
State — 41.9%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 5.12%, 11/01/23 (d)	9,000	5,223,960
CAB, Series B, 4.32%, 11/01/25 (d)	10,000	5,191,900
Election of 2005, Series A, 5.80%, 11/01/21	1,960	2,331,930
Election of 2005, Series A, 5.80%, 11/01/23	2,730	3,243,922
Garden State Preservation Trust, Refunding RB,
Series C (AGM):
5.25%, 11/01/20	5,000	6,140,050
5.25%, 11/01/21	7,705	9,495,026
New Jersey EDA, RB:
Cigarette Tax, 5.63%, 6/15/19	2,700	2,700,567
Cigarette Tax (Radian), 5.75%, 6/15/29	2,000	2,001,900
Cigarette Tax (Radian), 5.50%, 6/15/31	585	570,363
Cigarette Tax (Radian), 5.75%, 6/15/34	1,180	1,167,822
Liberty State Park Project, Series C (AGM),
5.00%, 3/01/22	2,670	2,920,740
Motor Vehicle Surcharge, Series A (NPFGC),
5.25%, 7/01/24	1,785	1,951,362
Motor Vehicle Surcharge, Series A (NPFGC),
5.25%, 7/01/25	4,000	4,341,480
Motor Vehicle Surcharge, Series A (NPFGC),
5.25%, 7/01/26	7,500	8,072,100
Motor Vehicle Surcharge, Series A (NPFGC),
5.25%, 7/01/33	11,105	11,316,883
Motor Vehicle Surcharge, Series A (NPFGC),
5.00%, 7/01/34	2,000	1,972,460
School Facilities Construction, Series L (AGM),
5.00%, 3/01/30	9,000	9,350,460

	Par
Municipal Bonds	(000)	Value
New Jersey (continued)
State (concluded)
New Jersey EDA, RB:
School Facilities Construction, Series O,
5.25%, 3/01/23	$ 1,420	$ 1,547,133
School Facilities Construction, Series Z (AGC),
6.00%, 12/15/34	2,800	3,184,804
School Facilities, Series U (AMBAC),
5.00%, 9/01/37	2,500	2,585,750
New Jersey EDA, Refunding RB, School Facilities
Construction, Series N-1 (NPFGC), 5.50%, 9/01/27	1,000	1,129,820
New Jersey Educational Facilities Authority, RB,
Series A (a):
Capital Improvement Fund (AGM), 5.75%, 9/01/10	8,300	8,339,508
Higher Education Capital Improvement (AMBAC),
5.13%, 9/01/12	5,500	6,036,030
New Jersey Sports & Exposition Authority, RB, Series A
(NPFGC), 6.00%, 3/01/13	2,400	2,410,392
New Jersey Sports & Exposition Authority, Refunding
RB (NPFGC):
5.50%, 3/01/21	5,890	6,841,765
5.50%, 3/01/22	3,000	3,472,470
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AGM),
4.74%, 12/15/32 (d)	4,050	1,125,860
CAB, Transportation System, Series C (AMBAC),
5.05%, 12/15/36 (d)	5,500	1,153,680
Transportation System, Series D (AGM),
5.00%, 6/15/19	5,240	5,755,459
New Jersey Transportation Trust Fund Authority,
Refunding RB, Transportation System, Series A (AGM),
5.25%, 12/15/20	10,750	12,479,137
State of New Jersey, COP, Equipment Lease Purchase,
Series A, 5.25%, 6/15/27	1,080	1,141,096
		135,195,829
Tobacco — 1.7%
Tobacco Settlement Financing Corp. New Jersey, RB,
7.00%, 6/01/13 (a)	4,755	5,607,524
Transportation — 24.4%
Delaware River Port Authority Pennsylvania & New Jersey,
RB (AGM):
5.50%, 1/01/12	5,000	5,018,800
5.63%, 1/01/13	6,000	6,022,620
Delaware River Port Authority, RB:
Port District Project, Series B (AGM),
5.63%, 1/01/26	2,425	2,427,668
Series D (AGC), 5.00%, 1/01/40	3,700	3,803,415
New Jersey State Turnpike Authority, RB, Growth & Income
Securities, Series B (AMBAC), 5.22%, 1/01/15 (b)	7,615	6,215,668
New Jersey State Turnpike Authority, Refunding RB:
Series A (AGM), 5.25%, 1/01/29	2,000	2,286,860
Series A (AGM), 5.25%, 1/01/30	4,000	4,548,000
Series A (BHAC), 5.25%, 1/01/29	500	578,050
Series C (NPFGC), 6.50%, 1/01/16	910	1,098,006
Series C (NPFGC), 6.50%, 1/01/16 (c)	4,355	5,016,960
Series C-2005 (NPFGC), 6.50%, 1/01/16 (c)	255	320,818
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AMBAC),
5.05%, 12/15/35 (d)	1,400	313,894
Transportation System, Series A (AGC),
5.63%, 12/15/28	2,000	2,247,420
Transportation System, Series A (AGM),
5.50%, 12/15/22	150	176,313
Transportation System, Series A (AMBAC),
5.00%, 12/15/32	1,425	1,474,647

See Notes to Financial Statements.

16 ANNUAL REPORT

JULY 31, 2010

Schedule of Investments (continued)

BlackRock MuniHoldings New Jersey Insured Fund, Inc. (MUJ)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey (concluded)
Transportation (concluded)
New Jersey Transportation Trust Fund Authority,
RB (concluded):
Transportation System, Series A (NPFGC),
5.75%, 6/15/24	$ 1,205	$ 1,432,082
Transportation System, Series C,
5.50%, 6/15/13 (a)	780	890,315
New Jersey Transportation Trust Fund Authority,
Refunding RB, Transportation System, Series B
(NPFGC), 5.50%, 12/15/21	9,165	10,827,073
Port Authority of New York & New Jersey, RB, Special
Project, JFK International Air Terminal, Series 6,
AMT (NPFGC):
6.25%, 12/01/11	13,500	13,940,370
6.25%, 12/01/15	1,500	1,607,025
5.75%, 12/01/25	3,000	3,004,290
Port Authority of New York & New Jersey, Refunding RB,
Consolidated, 152nd Series, AMT, 5.75%, 11/01/30	5,175	5,548,583
		78,798,877
Utilities — 4.4%
Atlantic Highlands Highland Regional Sewage Authority,
Refunding RB (NPFGC), 5.50%, 1/01/20	1,875	1,911,000
Essex County Utilities Authority, Refunding RB (AGC),
4.13%, 4/01/22	2,000	2,082,060
New Jersey EDA, RB, Series A, American Water, AMT
(AMBAC), 5.25%, 11/01/32	3,000	2,988,030
North Hudson Sewerage Authority, Refunding RB,
Series A (NPFGC), 5.13%, 8/01/20	4,335	4,639,664
Rahway Valley Sewerage Authority, RB, CAB, Series A
(NPFGC), 4.79%, 9/01/28 (d)	6,600	2,482,128
		14,102,882
Total Municipal Bonds in New Jersey		439,771,483
Guam — 0.6%
Utilities — 0.6%
Guam Power Authority, Refunding RB, Series A (AGM),
5.00%, 10/01/37	1,860	1,862,809
Puerto Rico — 11.2%
County/City/Special District/School District — 1.9%
Puerto Rico Sales Tax Financing Corp., Refunding RB,
First Sub-Series C (AGM), 5.13%, 8/01/42	6,120	6,330,589
Health — 1.1%
Puerto Rico Industrial Tourist Educational Medical &
Environmental Control Facilities Financing Authority, RB:
Hosp Auxilio Mutuo Obligation Group, Series A
(NPFGC), 6.25%, 7/01/24	1,780	1,781,922
Hospital De La Concepcion, Series A,
6.50%, 11/15/20	1,750	1,787,468
		3,569,390
Housing — 2.0%
Puerto Rico Housing Finance Authority, Refunding RB,
Subordinate, Capital Fund Modernization,
5.13%, 12/01/27	6,285	6,346,153
State — 0.9%
Puerto Rico Commonwealth Infrastructure
Financing Authority, RB, CAB, Series A (AMBAC),
4.36%, 7/01/37 (d)	4,000	658,040

	Par
Municipal Bonds	(000)	Value
Puerto Rico (concluded)
State (concluded)
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities, Series M-3 (NPFGC),
6.00%, 7/01/27	$ 2,125	$ 2,248,229
		2,906,269
Transportation — 1.7%
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series CC (AGC), 5.50%, 7/01/31	5,000	5,375,950
Utilities — 3.6%
Puerto Rico Aqueduct & Sewer Authority, RB,
Senior Lien, Series A (AGC), 5.13%, 7/01/47	6,120	6,178,446
Puerto Rico Electric Power Authority, RB, Series RR
(CIFG), 5.00%, 7/01/28	4,100	4,121,115
Puerto Rico Electric Power Authority, Refunding RB,
Series VV (NPFGC), 5.25%, 7/01/26	1,325	1,409,058
		11,708,619
Total Municipal Bonds in Puerto Rico		36,236,970
Total Municipal Bonds — 148.1%		477,871,262
Municipal Bonds Transferred to
Tender Option Bond Trusts (e)
New Jersey — 7.0%
Housing — 1.6%
New Jersey State Housing & Mortgage Finance
Agency, RB, Capital Fund Program, Series A (AGM),
5.00%, 5/01/27	4,790	5,204,910
State — 3.5%
Garden State Preservation Trust, RB, Election of 2005,
Series A (AGM), 5.75%, 11/01/28	9,160	11,248,846
Transportation — 1.9%
Port Authority of New York & New Jersey, Refunding RB,
Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	5,998	6,186,210
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 7.0%		22,639,966
Total Long-Term Investments
(Cost — $481,753,647) — 155.1%		500,511,228
Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund,
0.04% (f)(g)	1,117,529	1,117,529
Total Short-Term Securities
(Cost — $1,117,529) — 0.3%		1,117,529
Total Investments (Cost — $482,871,176*) — 155.4%		501,628,757
Other Assets Less Liabilities — 2.2%		7,034,897
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (4.1)%		(13,272,794)
Preferred Shares, at Redemption Value — (53.5)%		(172,709,943)
Net Assets Applicable to Common Shares — 100.0%		$322,680,917

* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$469,951,009
Gross unrealized appreciation	$ 21,231,946
Gross unrealized depreciation	(2,817,128)
Net unrealized appreciation	$ 18,414,818

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Schedule of Investments (concluded)

BlackRock MuniHoldings New Jersey Insured Fund, Inc. (MUJ)

(a) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.
(c) Security is collateralized by Municipal or US Treasury obligations.
(d) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(e) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial
Statements for details of municipal bonds transferred to tender option bond trusts.
(f) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, are as follows:

	Shares Held		Shares Held
	at July 31,	Net	at July 31,
Affiliate	2009	Activity	2010	Income
BIF New Jersey
Municipal
Money Fund	3,311,943	(2,194,414)	1,117,529	$ 1,783

(g) Represents the current yield as of report date.
•For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized mar-
ket indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of July 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Long-Term
Investments[1]	—	$ 500,511,228	—	$ 500,511,228
Short-Term
Securities	$ 1,117,529	—	—	1,117,529
Total	$ 1,117,529	$ 500,511,228	—	$ 501,628,757
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

18 ANNUAL REPORT

JULY 31, 2010

Schedule of Investments July 31, 2010

BlackRock MuniYield Insured Investment Fund (MFT)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Alabama — 4.2%
Birmingham Special Care Facilities Financing Authority,
RB, Children’s Hospital (AGC):
6.13%, 6/01/34	$ 1,500	$ 1,641,645
6.00%, 6/01/39	2,985	3,259,590
		4,901,235
Arizona — 0.5%
State of Arizona, COP, Department of Administration,
Series A (AGM):
5.25%, 10/01/28	480	499,090
5.00%, 10/01/29	125	126,921
		626,011
California — 13.8%
California State Public Works Board, RB, Various Capital
Projects, Series G-1 (AGC), 5.25%, 10/01/24	2,000	2,079,540
California State University, RB, Systemwide, Series A
(AGM), 5.00%, 11/01/39	1,000	1,010,680
County of Sacramento California, RB, Senior Series A
(AGC), 5.50%, 7/01/41	1,400	1,478,022
Los Angeles Community College District California, GO,
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	2,780	2,847,609
San Diego Public Facilities Financing Authority,
Refunding RB, Series B (AGC), 5.38%, 8/01/34	1,020	1,090,921
San Jacinto Unified School District, GO, Election of 2006
(AGM), 5.25%, 8/01/32	1,000	1,022,910
State of California, GO, Various Purpose:
(AGC), 5.50%, 11/01/39	3,450	3,610,080
(AGM), 5.00%, 6/01/32	3,000	3,039,660
		16,179,422
Colorado — 1.2%
Colorado Health Facilities Authority, RB, Hospital,
NCMC Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,300	1,460,277
Florida — 23.4%
Broward County Educational Facilities Authority, RB,
Educational Facilities, Nova Southeastern University
(AGC), 5.00%, 4/01/31	1,720	1,717,678
City of Jacksonville Florida, Refunding RB (NPFGC),
5.25%, 10/01/32	1,455	1,475,123
City of Lakeland Florida, Refunding RB, Series A
(NPFGC), 5.00%, 10/01/28	1,075	1,083,428
County of Lee Florida, RB, Series A, AMT (AGM),
6.00%, 10/01/29	1,000	1,012,160
County of Miami-Dade Florida, RB, AMT (AGM), Miami
International Airport, Series A:
5.00%, 10/01/33	1,385	1,351,483
5.25%, 10/01/41	150	150,582
5.50%, 10/01/41	2,400	2,448,840
County of Orange Florida, Refunding RB (AMBAC),
5.00%, 10/01/29	2,190	2,226,726
County of Osceola Florida, RB, Series A (NPFGC),
5.50%, 10/01/27	1,100	1,124,706
County of St. John’s Florida, RB (AGM),
5.00%, 10/01/31	2,135	2,215,575
Florida Housing Finance Corp., HRB, Brittany
Rosemont Apartments, Series C-1, AMT (AMBAC),
6.75%, 8/01/14	640	640,973
Florida Housing Finance Corp., RB, Homeowner
Mortgage, Series 11, AMT (AGM), 5.95%, 1/01/32	1,415	1,415,976

	Par
Municipal Bonds	(000)	Value
Florida (concluded)
Florida Housing Finance Corp., Refunding RB,
Homeowner Mortgage, Series 4, AMT (AGM),
6.25%, 7/01/22	$ 215	$ 227,820
Jacksonville Economic Development Commission, RB,
Mayo Clinic, Series B (NPFGC), 5.50%, 11/15/36	750	765,773
Miami-Dade County IDA, RB, BAC Funding Corp. Project,
Series A (AMBAC), 5.38%, 10/01/30	1,655	1,696,193
Palm Beach County School District, COP, Refunding,
Series D (AGM), 5.25%, 8/01/21	1,950	2,084,979
Santa Rosa County School Board, COP, Refunding,
Series 2 (NPFGC), 5.25%, 2/01/26	2,000	2,107,240
St. Lucie West Services District, RB (NPFGC),
5.25%, 10/01/34	1,000	1,017,110
Village Center Community Development District, RB,
Series A (NPFGC):
5.38%, 11/01/34	1,640	1,456,238
5.13%, 11/01/36	1,000	845,490
Volusia County IDA, RB, Student Housing, Stetson
University Project, Series A (CIFG), 5.00%, 6/01/35	525	455,789
		27,519,882
Georgia — 4.0%
County of Fulton Georgia, RB (NPFGC), 5.25%, 1/01/35	1,000	1,052,420
Gwinnett County Hospital Authority, Refunding RB,
Gwinnett Hospital System, Series D (AGM),
5.50%, 7/01/41	1,375	1,407,037
Metropolitan Atlanta Rapid Transit Authority, RB, Third
Indenture, Series B (AGM), 5.00%, 7/01/34	2,100	2,196,054
		4,655,511
Illinois — 12.3%
Chicago Board of Education Illinois, GO, Refunding,
Chicago School Reform Board, Series A (NPFGC),
5.50%, 12/01/26	825	940,484
Chicago Transit Authority, RB, Federal Transit
Administration Section 5309, Series A (AGC),
6.00%, 6/01/26	1,400	1,617,140
City of Chicago Illinois, GO, Refunding, Projects,
Series A (AGM):
5.00%, 1/01/28	945	1,007,068
5.00%, 1/01/29	1,465	1,550,673
5.00%, 1/01/30	585	614,572
City of Chicago Illinois, RB, General, Third Lien, Series C
(AGM), 5.25%, 1/01/35	835	865,736
City of Chicago Illinois, Refunding RB, Second Lien
(NPFGC), 5.50%, 1/01/30	895	993,960
Illinois Municipal Electric Agency, RB, Series A (NPFGC):
5.25%, 2/01/28	1,565	1,635,018
5.25%, 2/01/35	1,250	1,283,912
State of Illinois, RB:
(AGM), 5.00%, 6/15/27	1,000	1,024,260
Build Illinois, Series B, 5.25%, 6/15/28	1,750	1,858,220
Village of Schaumburg Illinois, GO, Series B (NPFGC),
5.00%, 12/01/38	1,000	1,017,070
		14,408,113

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Schedule of Investments (continued)

BlackRock MuniYield Insured Investment Fund (MFT)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Indiana — 4.4%
Indiana Municipal Power Agency, RB, Series A (NPFGC),
5.00%, 1/01/42	$ 1,485	$ 1,501,186
Indianapolis Local Public Improvement Bond Bank,
Refunding RB, Waterworks Project, Series A (AGC),
5.50%, 1/01/38	3,310	3,607,503
		5,108,689
Iowa — 1.1%
Iowa Finance Authority, Refunding RB, Iowa Health
System (AGC), 5.25%, 2/15/29	1,190	1,253,558
Kentucky — 1.1%
Kentucky Municipal Power Agency, RB, Prairie State
Project, Series A (BHAC), 5.25%, 9/01/42	1,250	1,297,838
Louisiana — 1.9%
Louisiana State Citizens Property Insurance Corp., RB,
Series C-3 (AGC), 6.13%, 6/01/25	1,405	1,563,976
New Orleans Aviation Board Louisiana, Refunding RB
(AGC), Restructuring GARB:
Series A-1, 6.00%, 1/01/23	375	429,304
Series A-2, 6.00%, 1/01/23	160	183,169
		2,176,449
Maine — 1.0%
City of Portland Maine, RB, General (AGM),
5.25%, 1/01/35	1,125	1,163,813
Michigan — 17.7%
City of Detroit Michigan, RB:
Second Lien, Series B (AGM), 6.25%, 7/01/36	1,800	1,973,808
Second Lien, Series B (AGM), 7.00%, 7/01/36	200	231,140
Second Lien, Series B (NPFGC), 5.50%, 7/01/29	1,640	1,681,148
Senior Lien, Series B (AGM), 7.50%, 7/01/33	1,500	1,806,105
Senior Lien, Series B (BHAC), 5.50%, 7/01/35	3,750	3,928,650
System, Second Lien, Series A (BHAC),
5.50%, 7/01/36	2,265	2,353,222
City of Detroit Michigan, Refunding RB:
Second Lien, Series E (BHAC), 5.75%, 7/01/31	2,270	2,425,994
Senior Lien, Series C-1 (AGM), 7.00%, 7/01/27	1,650	1,929,065
Michigan State Building Authority, RB, Facilities Program,
Series H (AGM), 5.00%, 10/15/26	375	390,131
Michigan State Building Authority, Refunding RB,
Facilities Program, Series I (AGC):
5.25%, 10/15/22	1,350	1,504,602
5.25%, 10/15/24	615	669,932
5.25%, 10/15/25	310	334,626
Royal Oak Hospital Finance Authority Michigan,
Refunding RB, William Beaumont Hospital,
8.25%, 9/01/39	1,265	1,510,511
		20,738,934
Minnesota — 2.9%
City of Minneapolis Minnesota, Refunding RB, Fairview
Health Services, Series B (AGC), 6.50%, 11/15/38	3,000	3,373,590
Nevada — 2.0%
County of Clark Nevada, RB, Las Vegas-McCarran
International Airport, Series A (AGC), 5.25%, 7/01/39	2,355	2,402,241
New Jersey — 2.2%
New Jersey EDA, RB, School Facilities Construction,
Series Z (AGC), 6.00%, 12/15/34	1,000	1,137,430
New Jersey Health Care Facilities Financing Authority,
RB, Virtua Health (AGC), 5.50%, 7/01/38	1,400	1,494,444
		2,631,874

	Par
Municipal Bonds	(000)	Value
New York — 5.8%
New York City Transitional Finance Authority, RB,
Fiscal 2009:
Series S-3, 5.25%, 1/15/39	$ 1,000	$ 1,069,680
Series S-4 (AGC), 5.50%, 1/15/29	2,000	2,234,740
New York State Dormitory Authority, ERB, Series B,
5.25%, 3/15/38	3,250	3,523,975
		6,828,395
Ohio — 1.4%
Ohio Higher Educational Facility Commission, Refunding
RB, Summa Health System, 2010 Project (AGC),
5.25%, 11/15/40	1,650	1,665,345
Pennsylvania — 1.3%
Pennsylvania Turnpike Commission, RB, Sub-Series B
(AGM), 5.25%, 6/01/39	1,455	1,528,332
Puerto Rico — 1.3%
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.38%, 8/01/39	1,425	1,573,257
Texas — 20.4%
City of Austin Texas, Refunding RB, Series A (AGM):
5.00%, 11/15/28	720	770,796
5.00%, 11/15/29	915	973,240
City of Dallas Texas, Refunding RB (AGC),
5.25%, 8/15/38	850	882,827
City of Houston Texas, Refunding RB, Combined,
First Lien, Series A (AGC):
6.00%, 11/15/35	2,700	3,107,565
6.00%, 11/15/36	2,055	2,363,558
5.38%, 11/15/38	1,000	1,088,640
County of Bexar Texas, RB, Venue Project, Motor Vehicle
Rental (BHAC):
5.00%, 8/15/27	1,040	1,111,635
5.00%, 8/15/28	1,090	1,155,836
5.00%, 8/15/39	880	910,598
Frisco ISD Texas, GO, School Building (AGC),
5.50%, 8/15/41	1,210	1,319,699
Harris County Health Facilities Development Corp.,
Refunding RB, Memorial Hermann Healthcare System,
Series B, 7.25%, 12/01/35	500	568,935
Lower Colorado River Authority, Refunding RB,
LCRA Transmission Services Project (AGC),
5.50%, 5/15/36	1,155	1,229,393
Lubbock Cooper ISD Texas, GO, School Building (AGC),
5.75%, 2/15/42	500	539,495
North Texas Tollway Authority, RB, System, First Tier,
Series K-1 (AGC), 5.75%, 1/01/38	1,400	1,524,530
North Texas Tollway Authority, Refunding RB, System,
First Tier, Series A:
(AGC), 5.75%, 1/01/40	1,500	1,618,080
(NPFGC), 5.13%, 1/01/28	3,500	3,603,180
Tarrant County Cultural Education Facilities Finance
Corp., Refunding RB, Christus Health, Series A (AGC),
6.50%, 7/01/37	1,100	1,207,448
		23,975,455
Utah — 1.5%
City of Riverton Utah, RB, IHC Health Services Inc.,
5.00%, 8/15/41	1,670	1,708,995
Virginia — 1.1%
Virginia Public School Authority, RB, School Financing,
6.50%, 12/01/35	1,100	1,277,155
Total Municipal Bonds — 126.5%		148,454,371

See Notes to Financial Statements.

20 ANNUAL REPORT

JULY 31, 2010

Schedule of Investments (continued)

BlackRock MuniYield Insured Investment Fund (MFT)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (a)	(000)	Value
Alabama — 1.3%
Mobile Board of Water & Sewer Commissioners, RB
(NPFGC), 5.00%, 1/01/31	$ 1,500	$ 1,528,440
California — 2.2%
San Diego Community College District California, GO,
Election of 2002 (AGM), 5.00%, 5/01/30	2,500	2,576,100
District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, RB,
Series A, 6.00%, 10/01/35	750	847,600
Florida — 8.9%
City of Jacksonville Florida, RB, Better Jacksonville
(NPFGC), 5.00%, 10/01/27	1,320	1,356,089
Hillsborough County Aviation Authority, RB, Series A,
AMT (AGC), 5.50%, 10/01/38	2,499	2,555,152
Lee County Housing Finance Authority, RB,
Multi-County Program, Series A-2, AMT (Ginnie Mae),
6.00%, 9/01/40	1,035	1,141,802
Manatee County Housing Finance Authority, RB,
Series A, AMT (Ginnie Mae), 5.90%, 9/01/40	891	952,759
South Broward Hospital District, RB, Hospital (NPFGC),
5.63%, 5/01/12 (b)	4,000	4,386,720
		10,392,522
Illinois — 2.6%
Chicago Transit Authority, Refunding RB, Federal Transit
Administration Section 5309 (AGM), 5.00%, 6/01/28	2,999	3,066,603
Kentucky — 0.9%
Kentucky State Property & Building Commission,
Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	1,002	1,096,079
Nevada — 3.8%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	2,010	2,258,737
Series B, 5.50%, 7/01/29	1,994	2,207,476
		4,466,213
New Jersey — 1.5%
New Jersey State Housing & Mortgage Finance Agency,
RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,620	1,686,697
New York — 2.8%
New York City Municipal Water Finance Authority, RB,
Series FF-2, 5.50%, 6/15/40	1,095	1,222,406
New York State Thruway Authority, RB, Series G (AGM),
5.00%, 1/01/32	2,000	2,071,280
		3,293,686
Texas — 2.4%
City of San Antonio Texas, Refunding RB, Series A,
5.25%, 2/01/31	2,609	2,840,654
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 27.1%		31,794,594
Total Long-Term Investments
(Cost — $172,561,778) — 153.6%		180,248,965

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.21% (c)(d)	8,124,572	$ 8,124,572
Total Short-Term Securities
(Cost — $8,124,572) — 6.9%		8,124,572
Total Investments (Cost — $180,686,350*) — 160.5%		188,373,537
Other Assets Less Liabilities — 1.5%		1,710,357
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (13.8)%		(16,213,087)
Preferred Shares, at Redemption Value — (48.2)%		(56,529,959)
Net Assets Applicable to Common Shares — 100.0%		$117,340,848

* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$164,395,067
Gross unrealized appreciation	$ 8,247,313
Gross unrealized depreciation	(469,130)
Net unrealized appreciation	$ 7,778,183

(a) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial
Statements for details of municipal bonds transferred to tender option bond trusts.
(b) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held		Shares Held
	at July 31,	Net	at July 31,
Affiliate	2009	Activity	2010	Income
FFI Institutional
Tax-Exempt Fund	2,301,550	5,823,022	8,124,572	$ 12,732
(d) Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Schedule of Investments (concluded)

BlackRock MuniYield Insured Investment Fund (MFT)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of July 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Long-Term
Investments[1]	—	$ 180,248,965	—	$ 180,248,965
Short-Term
Securities	$ 8,124,572	—	—	8,124,572
Total	$ 8,124,572	$ 180,248,965	—	$ 188,373,537

1 See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

22 ANNUAL REPORT

JULY 31, 2010

Schedule of Investments July 31, 2010

BlackRock MuniYield Michigan Insured Fund, Inc. (MIY)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Michigan — 138.4%
Corporate — 12.4%
Delta County EDC, Refunding RB, Mead Westvaco-
Escanaba, Series B, AMT, 6.45%, 4/15/12 (a)	$ 1,500	$ 1,654,260
Dickinson County EDC Michigan, Refunding RB,
International Paper Co. Project, Series A,
5.75%, 6/01/16	3,900	4,003,779
Michigan Strategic Fund, Refunding RB, Detroit
Edison Co. Project, Series A, AMT (NPFGC),
5.55%, 9/01/29	10,250	10,263,325
Monroe County EDC Michigan, Refunding RB,
Detroit Edison Co. Project, Series AA (NPFGC),
6.95%, 9/01/22	15,000	17,763,600
		33,684,964
County/City/Special District/School District — 48.1%
Adrian City School District Michigan, GO (AGM) (a):
5.00%, 5/01/14	2,000	2,305,340
5.00%, 5/01/14	1,600	1,844,272
Avondale School District Michigan, GO (AGC):
4.00%, 5/01/20	1,000	1,012,270
4.30%, 5/01/22	400	406,904
Bay City School District Michigan, GO, School
Building & Site (AGM), 5.00%, 5/01/36	9,000	9,202,320
Birmingham City School District Michigan, GO, School
Building & Site (AGM), 5.00%, 11/01/33	1,000	1,026,880
Charter Township of Canton Michigan, GO, Capital
Improvement (AGM):
5.00%, 4/01/25	1,840	1,947,787
5.00%, 4/01/26	2,000	2,104,000
5.00%, 4/01/27	500	530,490
City of Oak Park Michigan, GO, Street Improvement
(NPFGC), 5.00%, 5/01/30	500	516,095
County of Genesee Michigan, GO, Refunding, Series A
(NPFGC), 5.00%, 5/01/19	600	643,128
County of Genesee Michigan, GO, Water Supply System
(NPFGC), 5.13%, 11/01/33	1,000	1,010,200
County of Wayne Michigan, GO (NPFGC), Series A:
Airport Hotel, Detroit Metropolitan Airport,
5.00%, 12/01/30	1,750	1,631,385
Building Authority, Capital Improvement,
5.25%, 6/01/16	1,000	1,003,590
Dearborn Brownfield Redevelopment Authority, GO,
Limited Tax, Redevelopment, Series A (AGC),
5.50%, 5/01/39	3,300	3,489,816
Detroit City School District Michigan, GO, Refunding,
School Building & Site Improvement, Series A (AGM),
5.00%, 5/01/21	3,000	3,095,310
Detroit City School District Michigan, GO, School
Building & Site Improvement (FGIC):
Series A, 5.38%, 5/01/13 (a)	1,300	1,466,270
Series B, 5.00%, 5/01/28	3,100	3,102,139
Eaton Rapids Public Schools Michigan, GO, School
Building & Site (AGM):
5.25%, 5/01/20	1,325	1,470,008
5.25%, 5/01/21	1,675	1,831,880
Ecorse Public School District Michigan, GO, Refunding
(AGM), 5.00%, 5/01/27	1,000	1,037,130
Gibraltar School District Michigan, GO, School
Building & Site:
(FGIC), 5.00%, 5/01/14 (a)	2,940	3,380,618
(NPFGC), 5.00%, 5/01/28	710	726,018
Grand Blanc Community Schools Michigan, GO
(NPFGC), 5.63%, 5/01/20	1,100	1,151,997
Grand Rapids Building Authority Michigan, RB, Series A
(AMBAC) (a):
5.50%, 10/01/12	435	482,672
5.50%, 10/01/12	600	665,754

	Par
Municipal Bonds	(000)	Value
Michigan (continued)
County/City/Special District/School
District (concluded)
Grand Rapids Public Schools Michigan, GO, School
Building & Site (AGM), 4.13%, 5/01/11	$ 500	$ 513,185
Gull Lake Community School District Michigan, GO,
School Building & Site (AGM) (a):
5.00%, 5/01/14	2,000	2,305,340
5.00%, 5/01/14	3,625	4,178,429
Harper Creek Community School District Michigan, GO,
Refunding (AGM), 5.00%, 5/01/22	1,125	1,215,337
Harper Woods School District Michigan, GO, Refunding,
School Building & Site:
(FGIC), 5.00%, 5/01/14 (a)	4,345	5,008,351
(NPFGC), 5.00%, 5/01/34	430	435,246
Jenison Public Schools Michigan, GO, Building and Site
(NPFGC), 5.50%, 5/01/19	1,575	1,678,651
L’Anse Creuse Public Schools Michigan, GO, School
Building & Site (AGM):
5.00%, 5/01/12	650	695,844
5.00%, 5/01/24	1,000	1,062,080
5.00%, 5/01/25	1,525	1,611,955
5.00%, 5/01/26	1,600	1,682,672
5.00%, 5/01/35	3,000	3,069,780
Lansing Building Authority Michigan, GO, Series A
(NPFGC), 5.38%, 6/01/13 (a)	1,510	1,714,137
Lincoln Consolidated School District Michigan, GO,
Refunding (NPFGC), 4.63%, 5/01/28	5,500	5,556,375
Livonia Public Schools School District Michigan, GO,
Refunding, Series A (NPFGC), 5.00%, 5/01/24	1,000	1,043,070
Michigan State Building Authority, Facilities, Series I:
5.50%, 10/15/11 (a)	145	154,073
5.50%, 10/15/18	2,355	2,450,825
Michigan State Building Authority, RB, Facilities Program,
Series H (AGM), 5.00%, 10/15/26	4,500	4,681,575
Michigan State Building Authority, Refunding RB,
Facilities Program, Series I (AGM):
5.50%, 10/15/10	4,330	4,375,855
5.50%, 10/15/10 (b)	420	424,616
5.50%, 10/15/11	14,175	14,998,851
Montrose Community Schools, GO (NPFGC),
6.20%, 5/01/17	1,000	1,200,460
New Haven Community Schools Michigan, GO,
Refunding, School Building & Site (AGM),
5.00%, 5/01/23	1,500	1,594,770
Orchard View Schools Michigan, GO, School Building &
Site (NPFGC), 5.00%, 11/01/13 (a)	5,320	6,062,300
Pennfield School District Michigan, GO, School
Building & Site (a):
(FGIC), 5.00%, 5/01/14	765	878,121
(NPFGC), 5.00%, 5/01/14	605	694,461
Reed City Public Schools Michigan, GO, School
Building & Site (AGM), 5.00%, 5/01/14 (a)	1,425	1,642,555
Southfield Public Schools Michigan, GO, School
Building & Site, Series B (AGM), 5.00%, 5/01/14 (a)	3,500	4,009,180
Thornapple Kellogg School District Michigan, GO,
School Building & Site (NPFGC), 5.00%, 5/01/32	2,500	2,563,150
Van Dyke Public Schools Michigan, GO, School
Building & Site (AGM), 5.00%, 5/01/28	1,250	1,312,137
West Bloomfield School District Michigan, GO,
Refunding (NPFGC):
5.50%, 5/01/17	1,710	1,822,535
5.50%, 5/01/18	1,225	1,305,617
Zeeland Public Schools Michigan, GO, School
Building & Site (NPFGC), 5.00%, 5/01/29	1,600	1,633,872
		130,659,678

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Schedule of Investments (continued)

BlackRock MuniYield Michigan Insured Fund, Inc. (MIY)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Michigan (continued)
Education — 5.4%
Eastern Michigan University, Refunding RB, General
(AMBAC), 6.00%, 6/01/20	$ 435	$ 440,851
Grand Valley State University Michigan, RB, General
(NPFGC), 5.50%, 2/01/18	2,070	2,299,418
Michigan Higher Education Facilities Authority, RB,
Limited Obligation, Hillsdale College Project,
5.00%, 3/01/35	1,875	1,810,594
Michigan Higher Education Facilities Authority,
Refunding RB, Limited Obligation, Creative Studies (a):
5.85%, 6/01/12	1,235	1,354,091
5.90%, 6/01/12	1,145	1,256,454
Michigan Higher Education Student Loan Authority, RB,
AMT (AMBAC), Student Loan:
Series XVII-B, 5.40%, 6/01/18	2,500	2,502,050
Series XVII-Q, 5.00%, 3/01/31	3,000	2,862,600
Saginaw Valley State University Michigan, Refunding RB,
General (NPFGC), 5.00%, 7/01/24	2,100	2,175,411
		14,701,469
Health — 21.2%
Dickinson County Healthcare System, Refunding RB,
Series A (ACA), 5.80%, 11/01/24	3,100	3,067,140
Flint Hospital Building Authority Michigan, Refunding RB
(ACA), Hurley Medical Center:
6.00%, 7/01/20	1,205	1,195,179
Series A, 5.38%, 7/01/20	615	581,532
Kent Hospital Finance Authority Michigan, RB, Spectrum
Health, Series A (NPFGC), 5.50%, 7/15/11 (a)	3,000	3,177,480
Kent Hospital Finance Authority Michigan, Refunding RB,
Butterworth, Series A (NPFGC), 7.25%, 1/15/13 (b)	1,955	2,094,020
Michigan State Hospital Finance Authority, RB:
Ascension Health Senior Credit Group,
5.00%, 11/15/25	3,700	3,931,398
Hospital, MidMichigan Obligation Group, Series A
(AMBAC), 5.50%, 4/15/18	2,530	2,591,909
McLaren Health Care, Series C, 5.00%, 8/01/35	1,000	983,180
MidMichigan Obligation Group, Series A,
5.00%, 4/15/36	1,750	1,681,365
Michigan State Hospital Finance Authority, Refunding RB:
Henry Ford Health System, Series A,
5.25%, 11/15/46	2,500	2,298,100
Hospital, Crittenton, Series A, 5.63%, 3/01/27	2,050	2,055,002
Hospital, Oakwood Obligation Group, Series A,
5.00%, 7/15/25	3,260	3,235,844
Hospital, Oakwood Obligation Group, Series A,
5.00%, 7/15/37	630	576,078
Hospital, Sparrow Obligated, 5.00%, 11/15/31	3,100	2,970,451
McLaren Health Care, 5.75%, 5/15/38	4,500	4,671,090
Trinity Health Credit, Series A, 6.00%, 12/01/20	2,200	2,238,104
Trinity Health Credit, Series A, 6.25%, 12/01/28	930	1,035,183
Trinity Health Credit, Series A, 6.50%, 12/01/33	1,000	1,117,840
Trinity Health Credit, Series A (AMBAC),
6.00%, 12/01/10 (a)	90	92,477
Trinity Health Credit, Series A (AMBAC),
6.00%, 12/01/27	6,310	6,405,344
Trinity Health Credit, Series C, 5.38%, 12/01/23	1,000	1,016,470
Trinity Health Credit, Series C, 5.38%, 12/01/30	3,755	3,764,087
Trinity Health Credit, Series D, 5.00%, 8/15/34	3,100	3,040,418
Royal Oak Hospital Finance Authority Michigan,
Refunding RB, William Beaumont Hospital,
8.25%, 9/01/39	1,000	1,194,080
Saginaw Hospital Finance Authority Michigan,
Refunding RB, Covenant Medical Center, Series E
(NPFGC), 5.63%, 7/01/13	2,500	2,506,900
		57,520,671

	Par
Municipal Bonds	(000)	Value
Michigan (concluded)
Housing — 4.5%
Michigan State HDA, RB:
Deaconess Tower, AMT (Ginnie Mae),
5.25%, 2/20/48	$ 1,000	$ 1,009,840
Series A, 6.00%, 10/01/45	6,990	7,258,835
Series A, AMT (NPFGC), 5.30%, 10/01/37	130	130,194
Williams Pavilion, AMT (Ginnie Mae),
4.75%, 4/20/37	3,925	3,803,403
		12,202,272
State — 11.5%
Michigan Municipal Bond Authority, RB, Local
Government Loan Program, Group A (AMBAC),
5.50%, 11/01/20	1,065	1,066,118
Michigan Municipal Bond Authority, Refunding RB, Local
Government, Charter County Wayne, Series B (AGC):
5.00%, 11/01/14	2,400	2,725,128
5.00%, 11/01/15	1,500	1,686,615
5.00%, 11/01/16	500	568,605
5.38%, 11/01/24	125	138,175
Michigan State Building Authority, Refunding RB:
Facilities Program, Series I, 6.25%, 10/15/38	3,900	4,318,626
Facilities Program, Series I (AGC), 5.25%, 10/15/24	4,000	4,357,280
Facilities Program, Series I (AGC), 5.25%, 10/15/25	2,000	2,158,880
Facilities Program, Series I (AGC), 5.25%, 10/15/26	600	642,924
Facilities Program, Series II (NPFGC),
5.00%, 10/15/29	3,500	3,525,515
Series IA (NPFGC), 5.00%, 10/15/32	2,500	2,513,050
State of Michigan, COP (AMBAC),
5.54%, 6/01/22 (b)(c)	3,000	1,945,680
State of Michigan, RB, GAN (AGM), 5.25%, 9/15/27	5,250	5,562,953
		31,209,549
Transportation — 16.8%
County of Wayne Michigan, RB, Detroit Metropolitan,
Wayne County, Series A, AMT (NPFGC),
5.38%, 12/01/15	10,660	10,734,087
Wayne County Airport Authority, RB, Detroit Metropolitan
Wayne County Airport, AMT (NPFGC):
5.25%, 12/01/25	7,525	7,338,832
5.25%, 12/01/26	6,300	6,072,003
5.00%, 12/01/34	9,160	7,963,154
Wayne County Airport Authority, Refunding RB,
AMT (AGC):
5.75%, 12/01/25	4,000	4,136,040
5.75%, 12/01/26	1,000	1,027,210
5.38%, 12/01/32	8,700	8,281,356
		45,552,682
Utilities — 18.5%
City of Detroit Michigan, RB:
Second Lien, Series B (AGM), 7.00%, 7/01/36	3,000	3,467,100
Second Lien, Series B (NPFGC),
5.00%, 7/01/13 (a)	1,550	1,739,859
Second Lien, Series B (NPFGC), 5.00%, 7/01/34	2,420	2,376,827
Senior Lien, Series A (AGM), 5.00%, 7/01/25	4,000	4,077,800
Senior Lien, Series A (FGIC), 5.75%, 7/01/11 (a)	5,250	5,546,205
Senior Lien, Series A (NPFGC), 5.00%, 7/01/34	6,900	6,758,274
Series B (NPFGC), 5.25%, 7/01/13 (a)	11,790	13,319,163
City of Detroit Michigan, Refunding RB:
(FGIC), 6.25%, 7/01/12 (b)	525	560,968
Second Lien, Series C (AGM), 5.00%, 7/01/29	10,570	10,677,391
City of Muskegon Heights Michigan, RB, Series A
(NPFGC), 5.63%, 11/01/10 (a)	1,830	1,854,980
		50,378,567
Total Municipal Bonds in Michigan		375,909,852

See Notes to Financial Statements.

24 ANNUAL REPORT

JULY 31, 2010

Schedule of Investments (concluded)

BlackRock MuniYield Michigan Insured Fund, Inc. (MIY)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Guam — 0.6%
Utilities — 0.6%
Guam Power Authority, Refunding RB, Series A (AGM),
5.00%, 10/01/37	$ 1,565	$ 1,567,363
Puerto Rico — 6.4%
County/City/Special District/School District — 1.9%
Puerto Rico Sales Tax Financing Corp., Refunding RB,
First Sub-Series C (AGM), 5.13%, 8/01/42	5,100	5,275,491
Housing — 0.7%
Puerto Rico Housing Finance Authority, Refunding RB,
Subordinate, Capital Fund Modernization,
5.13%, 12/01/27	2,000	2,019,460
State — 2.2%
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities, Series M-3 (NPFGC),
6.00%, 7/01/27	2,100	2,221,779
Puerto Rico Sales Tax Financing Corp., Refunding RB,
CAB, Series A (NPFGC) (c):
5.19%, 8/01/43	12,500	1,610,750
4.99%, 8/01/46	20,000	2,102,200
		5,934,729
Transportation — 1.6%
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series CC (AGC), 5.50%, 7/01/31	4,000	4,300,760
Total Municipal Bonds in Puerto Rico		17,530,440
Total Municipal Bonds — 145.4%		395,007,655
Municipal Bonds Transferred to
Tender Option Bond Trusts (d)
Michigan — 11.9%
Corporate — 4.7%
Wayne State University, Refunding RB, General (AGM),
5.00%, 11/15/35	12,210	12,713,540
County/City/Special District/School District — 2.6%
Lakewood Public Schools Michigan, GO, School
Building & Site (AGM), 5.00%, 5/01/37	6,470	6,993,229
Education — 4.6%
Portage Public Schools Michigan, GO, School
Building & Site (AGM), 5.00%, 5/01/31	4,650	4,849,904
Saginaw Valley State University, Refunding RB, General
(AGM), 5.00%, 7/01/31	7,500	7,808,100
		12,658,004
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 11.9%		32,364,773
Total Long-Term Investments
(Cost — $415,095,523) — 157.3%		427,372,428
Short-Term Securities	Shares
BIF Michigan Municipal Money Fund, 0.00% (e)(f)	1,734,583	1,734,583
Total Short-Term Securities
(Cost — $1,734,583) — 0.7%		1,734,583

Value
Total Investments (Cost — $416,830,106*) — 158.0%	$429,107,011
Other Assets Less Liabilities — 1.3%	3,364,555
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (6.0)%	(16,198,810)
Preferred Shares, at Redemption Value — (53.3)%	(144,663,323)
Net Assets Applicable to Common Shares — 100.0%	$271,609,433

* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$400,516,721
Gross unrealized appreciation	$ 18,088,048
Gross unrealized depreciation	(5,687,758)
Net unrealized appreciation	$ 12,400,290

(a) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b) Security is collateralized by Municipal or US Treasury obligations.
(c) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(d) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial
Statements for details of municipal bonds transferred to tender option bond trusts.
(e) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, are as follows:

	Shares Held		Shares Held
	at July 31,	Net	at July 31,
Affiliate	2009	Activity	2010	Income
BIF Michigan
Municipal
Money Fund	7,530,323	(5,795,740)	1,734,583	$ 958

(f) Represents the current yield as of report date.
•For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized mar-
ket indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of July 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Long-Term
Investments[1]	—	$ 427,372,428	—	$ 427,372,428
Short-Term
Securities	$ 1,734,583	—	—	1,734,583
Total	$ 1,734,583	$ 427,372,428	—	$ 429,107,011
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Schedule of Investments July 31, 2010

BlackRock MuniYield New Jersey Insured Fund, Inc. (MJI)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey — 121.3%
Corporate — 3.9%
New Jersey EDA, Refunding RB, New Jersey American
Water Co., Series A, AMT, 5.70%, 10/01/39	$ 5,000	$ 5,134,600
County/City/Special District/School District — 23.6%
Borough of Hopatcong New Jersey, GO, Refunding,
Sewer (AMBAC), 4.50%, 8/01/33	750	762,225
City of Perth Amboy New Jersey, GO, CAB (AGM),
5.11%, 7/01/35 (a)	1,250	1,162,125
County of Hudson New Jersey, COP, Refunding (NPFGC),
6.25%, 12/01/16	1,000	1,174,740
County of Middlesex New Jersey, COP, Refunding
(NPFGC), 5.00%, 8/01/22	3,000	3,087,270
Edgewater Borough Board of Education, GO (AGM):
4.25%, 3/01/34	300	297,780
4.25%, 3/01/35	300	296,829
4.30%, 3/01/36	300	296,409
4.30%, 3/01/37	300	299,802
4.30%, 3/01/38	300	298,359
4.30%, 3/01/39	300	297,987
4.30%, 3/01/40	300	297,162
Essex County Improvement Authority, Refunding RB, AMT
(NPFGC), 4.75%, 11/01/32	1,000	933,500
Hudson County Improvement Authority, RB:
CAB, Series A-1 (NPFGC), 4.51%, 12/15/32 (b)	1,000	277,990
Harrison Parking Facility Project, Series C (AGC),
5.38%, 1/01/44	1,400	1,500,212
Hudson County Improvement Authority, Refunding RB,
Hudson County Lease Project (NPFGC),
5.38%, 10/01/24	7,500	7,549,425
Monmouth County Improvement Authority, RB,
Governmental Loan (AMBAC):
5.00%, 12/01/11 (c)	975	1,036,601
5.00%, 12/01/11 (c)	980	1,041,916
5.00%, 12/01/17	605	620,228
5.00%, 12/01/18	545	556,783
5.00%, 12/01/19	560	570,707
Monmouth County Improvement Authority, Refunding RB,
Governmental Loan (AMBAC):
5.20%, 12/01/14	240	242,650
5.25%, 12/01/15	765	772,061
Morristown Parking Authority, RB (NPFGC),
4.50%, 8/01/37	1,355	1,362,276
New Jersey State Transit Corp., COP, Subordinate,
Federal Transit Administration Grants, Series A (AGM),
5.00%, 9/15/21	1,000	1,042,540
Newark Housing Authority, Refunding RB, Newark
Redevelopment Project (NPFGC), 4.38%, 1/01/37	3,600	3,469,284
Salem County Improvement Authority, RB, Finlaw Street
Office Building (AGM):
5.38%, 8/15/28	1,250	1,290,975
5.25%, 8/15/38	700	701,617
		31,239,453
Education — 22.1%
New Jersey Educational Facilities Authority, RB:
Montclair State University, Series A (AMBAC),
5.00%, 7/01/21	1,600	1,714,016
Rowan University, Series C (NPFGC),
5.00%, 7/01/14 (c)	1,185	1,369,706

	Par
Municipal Bonds	(000)	Value
New Jersey (continued)
Education (concluded)
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM),
5.00%, 7/01/35	$ 3,725	$ 3,890,688
Montclair State University, Series J (NPFGC),
4.25%, 7/01/30	2,895	2,815,214
Ramapo College, Series I (AMBAC), 4.25%, 7/01/31	1,250	1,198,075
Ramapo College, Series I (AMBAC), 4.25%, 7/01/36	3,890	3,632,443
Rowan University, Series B (AGC), 5.00%, 7/01/26	2,575	2,779,043
Stevens Institute of Technology, Series A,
5.00%, 7/01/34	1,500	1,475,265
William Paterson University, Series C (AGC),
4.75%, 7/01/34	1,115	1,128,915
William Paterson University, Series E (Syncora),
5.00%, 7/01/21	1,725	1,824,653
New Jersey State Higher Education Assistance Authority,
RB, Series A, AMT (AMBAC), 5.30%, 6/01/17	3,565	3,569,742
University of Medicine & Dentistry of New Jersey, RB,
Series A (AMBAC):
5.50%, 12/01/18	570	591,044
5.50%, 12/01/19	1,145	1,182,361
5.50%, 12/01/20	1,130	1,163,313
5.50%, 12/01/21	865	889,142
		29,223,620
Health — 10.9%
New Jersey Health Care Facilities Financing Authority, RB:
Meridian Health, Series I (AGC), 5.00%, 7/01/38	745	757,635
Meridian Health, Series II (AGC), 5.00%, 7/01/38	2,990	3,040,710
Meridian Health, Series V (AGC), 5.00%, 7/01/38	750	762,720
South Jersey Hospital, 6.00%, 7/01/12 (c)	4,000	4,422,160
Virtua Health (AGC), 5.50%, 7/01/38	1,000	1,067,460
New Jersey Health Care Facilities Financing Authority,
Refunding RB:
Atlantic City Medical Center, 5.75%, 7/01/12 (c)	525	576,839
Atlantic City Medical Center, 6.25%, 7/01/12 (c)	290	321,398
Atlantic City Medical System, 6.25%, 7/01/17	325	343,239
Atlantic City Medical System, 5.75%, 7/01/25	790	811,591
Meridian Health System Obligation Group (AGM),
5.25%, 7/01/19	2,250	2,252,610
		14,356,362
Housing — 7.8%
New Jersey State Housing & Mortgage Finance
Agency, RB:
Capital Fund Program, Series A (AGM),
4.70%, 11/01/25	4,325	4,417,036
Home Buyer, Series CC, AMT (NPFGC),
5.80%, 10/01/20	2,640	2,761,097
Series A, AMT (FGIC), 4.90%, 11/01/35	820	796,794
Series AA, 6.50%, 10/01/38	1,075	1,177,437
New Jersey State Housing & Mortgage Finance
Agency, Refunding RB, S/F Housing, Series T, AMT,
4.70%, 10/01/37	500	477,950
Newark Housing Authority, RB, South Ward Police
Facility (AGC):
5.75%, 12/01/30	400	431,732
6.75%, 12/01/38	250	285,910
		10,347,956
State — 36.1%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 5.12%, 11/01/23 (b)	6,725	3,903,459
Election of 2005, Series A, 5.80%, 11/01/22	2,605	3,102,946

See Notes to Financial Statements.

26 ANNUAL REPORT

JULY 31, 2010

Schedule of Investments (continued)

BlackRock MuniYield New Jersey Insured Fund, Inc. (MJI)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey (continued)
State (concluded)
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharge, Series R (NPFGC),
4.95%, 7/01/21 (b)	$ 2,325	$ 1,361,683
Cigarette Tax, 5.63%, 6/15/19	1,060	1,060,223
Cigarette Tax (Radian), 5.75%, 6/15/29	785	785,746
Cigarette Tax (Radian), 5.50%, 6/15/31	225	219,370
Motor Vehicle Surcharge, Series A (NPFGC),
5.25%, 7/01/25	1,000	1,085,370
Motor Vehicle Surcharge, Series A (NPFGC),
5.00%, 7/01/29	3,900	3,944,070
Motor Vehicle Surcharge, Series A (NPFGC),
5.25%, 7/01/33	8,500	8,662,180
Motor Vehicle Surcharge, Series A (NPFGC),
5.00%, 7/01/34	1,765	1,740,696
School Facilities Construction, Series Z (AGC),
6.00%, 12/15/34	1,200	1,364,916
School Facilities, Series U (AMBAC),
5.00%, 9/01/37	1,000	1,034,300
New Jersey EDA, Refunding RB, New Jersey-American
Water Co. Project, Series B, AMT, 5.60%, 11/01/34	1,000	1,028,670
New Jersey EDA, Refunding RB, School Facilities
Construction, Series K (NPFGC), 5.25%, 12/15/17	750	856,560
New Jersey Sports & Exposition Authority,
Refunding RB (NPFGC):
5.50%, 3/01/21	1,540	1,788,849
5.50%, 3/01/22	1,000	1,157,490
New Jersey Transportation Trust Fund Authority, RB,
Transportation System:
CAB, Series C (AGM), 4.85%, 12/15/32 (b)	4,750	1,320,452
CAB, Series C (AMBAC), 5.05%, 12/15/35 (b)	2,760	618,820
Series A (AGC), 5.63%, 12/15/28	780	876,494
Series D (AGM), 5.00%, 6/15/19	3,000	3,295,110
New Jersey Transportation Trust Fund Authority,
Refunding RB, Transportation System:
Series A (AGM), 5.25%, 12/15/20	4,250	4,933,612
Series B (NPFGC), 5.50%, 12/15/21	1,000	1,181,350
State of New Jersey, COP, Equipment Lease Purchase,
Series A, 5.25%, 6/15/27	500	528,285
State of New Jersey, GO, Refunding, Series D (NPFGC),
6.00%, 2/15/13	1,725	1,952,803
		47,803,454
Tobacco — 1.5%
Tobacco Settlement Financing Corp. New Jersey, RB,
7.00%, 6/01/13 (c)	1,715	2,022,482
Transportation — 4.3%
New Jersey State Turnpike Authority, RB, Growth &
Income Securities, Series B (AMBAC),
5.22%, 1/01/15 (a)	3,005	2,452,801
New Jersey State Turnpike Authority, Refunding RB,
Series A (AGM), 5.25%, 1/01/29	2,000	2,286,860
New Jersey Transportation Trust Fund Authority, RB,
Transportation System, Series A:
(AGM), 5.50%, 12/15/22	150	176,313
(AMBAC), 5.00%, 12/15/32	730	755,433
		5,671,407
Utilities — 11.1%
Essex County Utilities Authority, Refunding RB (AGC),
4.13%, 4/01/22	1,000	1,041,030
Jersey City Municipal Utilities Authority, Refunding RB
(AMBAC), 6.25%, 1/01/14	3,750	4,063,687
New Jersey EDA, RB, Series A, American Water, AMT
(AMBAC), 5.25%, 11/01/32	1,000	996,010

	Par
Municipal Bonds	(000)	Value
New Jersey (concluded)
Utilities (concluded)
New Jersey EDA, Refunding RB, United Water of
New Jersey Inc., Series B (AMBAC),
4.50%, 11/01/25	$ 1,000	$ 1,056,860
North Hudson Sewerage Authority, Refunding RB,
Series A (NPFGC), 5.13%, 8/01/20	1,710	1,830,179
Rahway Valley Sewerage Authority, RB, CAB, Series A
(NPFGC) (b):
4.74%, 9/01/26	4,100	1,771,569
4.40%, 9/01/33	2,350	639,459
Union County Utilities Authority, Refunding RB, Senior
Lease, Ogden Martin, Series A, AMT (AMBAC):
5.38%, 6/01/17	1,590	1,591,495
5.38%, 6/01/18	1,670	1,671,202
		14,661,491
Total Municipal Bonds in New Jersey		160,460,825
Guam — 0.6%
Utilities — 0.6%
Guam Power Authority, Refunding RB, Series A (AGM),
5.00%, 10/01/37	735	736,110
New York — 6.1%
Transportation — 6.1%
Port Authority of New York & New Jersey, RB,
Consolidated, 93rd Series, 6.13%, 6/01/94	1,000	1,205,070
Port Authority of New York & New Jersey, Refunding RB,
AMT, Consolidated:
152nd Series, 5.75%, 11/01/30	2,000	2,144,380
155th Series (AGM), 4.25%, 12/01/32	5,000	4,763,750
Total Municipal Bonds in New York		8,113,200
Pennsylvania — 1.2%
Transportation — 1.2%
Delaware River Port Authority, RB, Series D (AGC),
5.00%, 1/01/40	1,500	1,541,925
Puerto Rico — 12.7%
County/City/Special District/School District — 1.9%
Puerto Rico Sales Tax Financing Corp., Refunding RB,
First Sub-Series C (AGM), 5.13%, 8/01/42	2,380	2,461,896
Education — 2.2%
Puerto Rico Industrial Tourist Educational Medical &
Environmental Control Facilities Financing Authority,
RB, University Plaza Project, Series A (NPFGC),
5.00%, 7/01/33	3,000	2,947,650
Health — 3.2%
Puerto Rico Industrial Tourist Educational Medical &
Environmental Control Facilities Financing Authority,
RB, Hospital De La Concepcion, Series A,
6.13%, 11/15/30	4,220	4,281,190
Housing — 0.8%
Puerto Rico Housing Finance Authority, Refunding RB,
Subordinate, Capital Fund Modernization,
5.13%, 12/01/27	1,000	1,009,730

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Schedule of Investments (concluded)

BlackRock MuniYield New Jersey Insured Fund, Inc. (MJI)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Puerto Rico (concluded)
State — 1.5%
Puerto Rico Commonwealth Infrastructure Financing
Authority, RB, CAB, Series A (b):
(AMBAC), 4.37%, 7/01/37	$ 2,250	$ 370,148
(FGIC), 4.49%, 7/01/30	2,750	764,335
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities, Series M-3 (NPFGC),
6.00%, 7/01/27	850	899,291
		2,033,774
Transportation — 1.0%
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series CC (AGC), 5.50%, 7/01/31	1,185	1,274,100
Utilities — 2.1%
Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien,
Series A (AGC), 5.13%, 7/01/47	1,750	1,766,712
Puerto Rico Electric Power Authority, RB, Series RR
(CIFG), 5.00%, 7/01/28	1,000	1,005,150
		2,771,862
Total Municipal Bonds in Puerto Rico		16,780,202
Total Municipal Bonds — 141.9%		187,632,262
Municipal Bonds Transferred to
Tender Option Bond Trusts (d)
New Jersey — 6.1%
Housing — 1.6%
New Jersey State Housing & Mortgage Finance
Agency, RB, Capital Fund Program, Series A (AGM),
5.00%, 5/01/27	1,980	2,151,508
State — 3.1%
Garden State Preservation Trust, RB, Election of 2005,
Series A (AGM), 5.75%, 11/01/28	3,300	4,052,532
Transportation — 1.4%
Port Authority of New York & New Jersey, Refunding RB,
Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	1,829	1,886,794
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 6.1%		8,090,834
Total Long-Term Investments
(Cost — $190,142,988) — 148.0%		195,723,096
Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.04% (e)(f)	4,549,254	4,549,254
Total Short-Term Securities
(Cost — $4,549,254) — 3.4%		4,549,254
Total Investments (Cost — $194,692,242*) — 151.4%		200,272,350
Other Assets Less Liabilities — 0.9%		1,177,741
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (3.5)%		(4,687,841)
Preferred Shares, at Redemption Value — (48.8)%		(64,481,025)
Net Assets Applicable to Common Shares — 100.0%		$132,281,225

* •The cost and unrealized appreciation (depreciation) of investments as of July 31,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$189,792,587
Gross unrealized appreciation	$ 8,283,404
Gross unrealized depreciation	(2,488,010)
Net unrealized appreciation	$ 5,795,394

(a) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.
(b) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial
Statements for details of municipal bonds transferred to tender option bond trusts.
(e) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, are as follows:

	Shares Held		Shares Held
	at July 31,	Net	at July 31,
Affiliate	2009	Activity	2010	Income
BIF New Jersey
Municipal
Money Fund	1,325,347	3,223,907	4,549,254	$ 1,052

(f) Represents the current yield as of report date.
•For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized mar-
ket indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.
• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of July 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Long-Term
Investments[1]	—	$ 195,723,096	—	$ 195,723,096
Short-Term
Securities	$ 4,549,254	—	—	4,549,254
Total	$ 4,549,254	$ 195,723,096	—	$ 200,272,350
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

28 ANNUAL REPORT

JULY 31, 2010

Schedule of Investments July 31, 2010

BlackRock MuniYield Pennsylvania Insured Fund (MPA)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Pennsylvania — 108.3%
Corporate — 5.5%
Delaware County IDA Pennsylvania, Refunding RB,
Water Facilities, Aqua Pennsylvania Inc. Project,
Series B, AMT (NPFGC), 5.00%, 11/01/36	$ 2,520	$ 2,527,888
Northumberland County IDA, Refunding RB,
Aqua Pennsylvania Inc. Project, AMT (NPFGC),
5.05%, 10/01/39	6,000	6,001,800
Pennsylvania Economic Development Financing
Authority, RB, Waste Management Inc. Project,
Series A, AMT, 5.10%, 10/01/27	1,200	1,193,808
		9,723,496
County/City/Special District/School District — 41.3%
Chambersburg Area School District, GO (NPFGC):
5.25%, 3/01/26	2,115	2,216,668
5.25%, 3/01/27	2,500	2,608,525
City of Philadelphia Pennsylvania, GO, Refunding,
Series A (AGM), 5.25%, 12/15/32	7,000	7,209,860
Connellsville Area School District, GO, Series B (AGM),
5.00%, 11/15/37	1,000	1,015,680
Delaware Valley Regional Financial Authority, RB,
Series A (AMBAC), 5.50%, 8/01/28	2,230	2,383,290
East Stroudsburg Area School District, GO, Series A
(NPFGC), 7.75%, 9/01/27	2,000	2,438,020
Erie County Conventional Center Authority, RB (NPFGC),
5.00%, 1/15/36	8,850	9,001,777
Marple Newtown School District, GO (AGM),
5.00%, 6/01/31	3,500	3,707,375
North Allegheny School District, GO, Series C (AGM),
5.25%, 5/01/27	2,175	2,282,641
Northeastern School District York County, GO, Series B
(NPFGC), 5.00%, 4/01/32	1,585	1,640,285
Philadelphia Redevelopment Authority, RB (NPFGC):
Neighborhood Transformation, Series A,
5.50%, 4/15/22	1,750	1,808,888
Quality Redevelopment Neighborhood, Series B,
AMT, 5.00%, 4/15/27	4,645	4,536,679
Philadelphia School District, GO, Refunding, Series A
(BHAC), 5.00%, 6/01/34	1,000	1,056,860
Philadelphia School District, GO:
Series B (FGIC), 5.63%, 8/01/12 (a)	7,500	8,285,100
Series E, 6.00%, 9/01/38	4,800	5,195,376
Reading School District, GO (AGM), 5.00%, 1/15/29	6,000	6,279,540
Scranton School District Pennsylvania, GO, Series A
(AGM), 5.00%, 7/15/38	3,500	3,603,075
Shaler Area School District Pennsylvania, GO, CAB
(Syncora), 4.83%, 9/01/30 (b)	6,145	2,175,944
Township of North Londonderry Pennsylvania, GO
(AGM), 4.75%, 9/01/40	4,360	4,408,919
York City School District, GO, Series A (Syncora),
5.25%, 6/01/22	1,040	1,116,471
		72,970,973
Education — 6.5%
Adams County IDA, Refunding RB, Gettysburg College,
5.00%, 8/15/26	100	106,329
Pennsylvania Higher Educational Facilities Authority,
RB (NPFGC):
Drexel University, Series A, 5.00%, 5/01/37	2,250	2,310,390
Series AE, 4.75%, 6/15/32	8,845	8,985,016
		11,401,735

	Par
Municipal Bonds	(000)	Value
Pennsylvania (continued)
Health — 15.2%
Allegheny County Hospital Development Authority, RB,
Health Center, UPMC Health, Series B (NPFGC),
6.00%, 7/01/26	$ 2,000	$ 2,311,040
County of Lehigh Pennsylvania, RB, Lehigh Valley Health
Network, Series A (AGM), 5.00%, 7/01/33	7,995	8,093,738
Cumberland County Municipal Authority, RB, Diakon
Lutheran, 6.38%, 1/01/39	500	513,220
Lycoming County Authority, Refunding RB, Susquehanna
Health System Project, Series A, 5.75%, 7/01/39	1,160	1,181,808
Monroe County Hospital Authority Pennsylvania,
Refunding RB, Hospital, Pocono Medical Center,
5.13%, 1/01/37	1,265	1,240,712
Montgomery County Higher Education & Health
Authority, Refunding RB, Abington Memorial Hospital,
Series A, 5.13%, 6/01/33	1,760	1,762,975
Montgomery County IDA Pennsylvania, RB:
Acts Retirement Life Community, Series A,
4.50%, 11/15/36	400	323,356
Acts Retirement Life Community, Series A-1,
6.25%, 11/15/29	235	248,014
New Regional Medical Center Project (FHA),
5.38%, 8/01/38	1,600	1,654,416
Pennsylvania Higher Educational Facilities Authority, RB,
UPMC Health System, Series A, 6.00%, 1/15/11 (a)	3,000	3,108,870
Philadelphia Hospitals & Higher Education Facilities
Authority, Refunding RB, Presbyterian Medical Center,
6.65%, 12/01/19 (c)	3,000	3,710,580
Sayre Health Care Facilities Authority, Refunding RB,
Guthrie Health, Series A, 5.88%, 12/01/31	590	599,641
South Fork Municipal Authority, Refunding RB,
Conemaugh Valley Memorial, Series B (AGC),
5.38%, 7/01/35	2,000	2,040,760
		26,789,130
Housing — 4.6%
Pennsylvania HFA, RB, S/F, Series 72A, AMT (NPFGC),
5.25%, 4/01/21	4,090	4,094,867
Pennsylvania HFA, Refunding RB, Series 99A, AMT,
5.15%, 4/01/38	800	827,600
Philadelphia New Public Housing Authority, RB, Series A
(AGM), 5.50%, 12/01/18	3,000	3,186,870
		8,109,337
State — 5.2%
Pennsylvania Turnpike Commission, RB, Series C
of 2003 Pennsylvania Turnpike (NPFGC),
5.00%, 12/01/32	3,600	3,751,704
State Public School Building Authority, RB, CAB, Corry
Area School District (AGM) (b):
4.85%, 12/15/22	1,640	1,002,286
4.87%, 12/15/23	1,980	1,143,212
4.89%, 12/15/24	1,980	1,070,824
4.92%, 12/15/25	1,770	901,319
State Public School Building Authority, Refunding RB,
Harrisburg School District Project, Series A (AGC),
5.00%, 11/15/33	1,200	1,251,948
		9,121,293
Transportation — 12.4%
Delaware River Port Authority, RB, Series D (AGC),
5.00%, 1/01/40	1,560	1,603,602
Pennsylvania Turnpike Commission, RB:
Series A (AMBAC), 5.50%, 12/01/31	7,800	8,275,722
Series A (AMBAC), 5.25%, 12/01/32	350	356,212
Sub-Series B (AGM), 5.25%, 6/01/39	3,500	3,676,400

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Schedule of Investments (continued)

BlackRock MuniYield Pennsylvania Insured Fund (MPA)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Pennsylvania (concluded)
Transportation (concluded)
Philadelphia Authority for Industrial Development,
Refunding RB, Philadelphia Airport System Project,
Series A, AMT (NPFGC):
5.50%, 7/01/17	$ 4,000	$ 4,142,200
5.50%, 7/01/18	3,655	3,796,851
		21,850,987
Utilities — 17.6%
Allegheny County Sanitation Authority, Refunding RB,
Series A (NPFGC), 5.00%, 12/01/30	5,000	5,060,350
City of Philadelphia Pennsylvania, RB:
1998 General Ordinance, 4th Series (AGM),
5.00%, 8/01/32	4,500	4,504,950
Series A, 5.25%, 1/01/36	700	729,456
Series C (AGM), 5.00%, 8/01/40 (d)	3,000	3,056,760
Delaware County IDA Pennsylvania, RB, Pennsylvania
Suburban Water Co. Project, Series A, AMT (AMBAC),
5.15%, 9/01/32	5,500	5,549,665
Northampton Boro Municipal Authority, RB (NPFGC),
5.00%, 5/15/34	935	953,354
Pennsylvania Economic Development Financing
Authority, RB, Philadelphia Biosolids Facility,
6.25%, 1/01/32	900	949,059
Pennsylvania IDA, Refunding RB, Economic Development
(AMBAC), 5.50%, 7/01/20	7,000	7,375,200
Reading Area Water Authority Pennsylvania, RB (AGM),
5.00%, 12/01/27	2,680	2,840,425
		31,019,219
Total Municipal Bonds in Pennsylvania		190,986,170
Guam — 1.9%
Transportation — 1.4%
Guam International Airport Authority, Refunding RB,
General, Series C, AMT (NPFGC), 5.00%, 10/01/23	2,500	2,508,175
Utilities — 0.5%
Guam Power Authority, Refunding RB, Series A (AGM),
5.00%, 10/01/37	850	851,283
Total Municipal Bonds in Guam		3,359,458
Puerto Rico — 0.7%
State — 0.7%
Commonwealth of Puerto Rico, GO, Refunding, Public
Improvement, Series A-4 (AGM), 5.25%, 7/01/30	1,270	1,306,932
Total Municipal Bonds — 110.9%		195,652,560
Municipal Bonds Transferred to
Tender Option Bond Trusts (e)
Pennsylvania — 44.5%
County/City/Special District/School District — 4.3%
East Stroudsburg Area School District, GO, Refunding
(AGM), 5.00%, 9/01/25	7,000	7,576,100
Education — 1.4%
University of Pittsburgh Pennsylvania, RB, Capital
Project, Series B, 5.00%, 9/15/28	2,202	2,409,907

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (e)	(000)	Value
Pennsylvania (concluded)
Health — 3.2%
Geisinger Authority, RB, Series A:
5.13%, 6/01/34	$ 2,500	$ 2,585,075
5.25%, 6/01/39	3,000	3,109,200
		5,694,275
Housing — 1.6%
Pennsylvania HFA, Refunding RB, Series 96-A, AMT,
4.70%, 10/01/37	3,000	2,846,370
State — 29.8%
Commonwealth of Pennsylvania, GO, First Series,
5.00%, 3/15/28	5,203	5,698,864
Pennsylvania Turnpike Commission, RB, Series C of 2003
Pennsylvania Turnpike (NPFGC), 5.00%, 12/01/32	10,000	10,421,400
State Public School Building Authority, LRB, Philadelphia
School District Project (AGM), 5.25%, 6/01/13 (a)	15,000	16,952,100
State Public School Building Authority, Refunding RB,
School District of Philadelphia Project, Series B
(AGM), 5.00%, 6/01/26	19,025	19,638,713
		52,711,077
Transportation — 4.2%
City of Philadelphia Pennsylvania, RB, Series A, AMT
(AGM), 5.00%, 6/15/37	7,500	7,347,525
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 44.5%		78,585,254
Total Long-Term Investments
(Cost — $266,139,666) — 155.4%		274,237,814
Short-Term Securities	Shares
BIF Pennsylvania Municipal Money Fund,
0.00% (f)(g)	8,508,134	8,508,134
Total Short-Term Securities
(Cost — $8,508,134) — 4.8%		8,508,134
Total Investments (Cost — $274,647,800*) — 160.2%		282,745,948
Liabilities in Excess of Other Assets — (0.8)%		(1,390,323)
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (21.8)%		(38,470,389)
Preferred Shares, at Redemption Value — (37.6)%		(66,354,816)
Net Assets Applicable to Common Shares — 100.0%		$176,530,420

* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$236,188,253
Gross unrealized appreciation	$ 9,004,281
Gross unrealized depreciation	(891,722)
Net unrealized appreciation	$ 8,112,559

(a) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c) Security is collateralized by Municipal or US Treasury obligations.
(d) When-issued security. Unsettled when-issued transactions were as follows:

		Unrealized
Counterparty	Value	Appreciation
Citigroup Global Markets, Inc.	$3,056,760	$ 2,460

See Notes to Financial Statements.

30 ANNUAL REPORT

JULY 31, 2010

Schedule of Investments (concluded)

BlackRock MuniYield Pennsylvania Insured Fund (MPA)

(e) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial
Statements for details of municipal bonds transferred to tender option bond trusts.
(f) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, are as follows:

	Shares Held		Shares Held
	at July 31,	Net	at July 31,
Affiliate	2009	Activity	2010	Income
BIF Pennsylvania
Municipal
Money Fund	1,555,231	6,952,903	8,508,134	$ 121

(g) Represents the current yield as of report date.
•For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized mar-
ket indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of July 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Long-Term
Investments[1]	—	$ 274,237,814	—	$ 274,237,814
Short-Term
Securities	$ 8,508,134	—	—	8,508,134
Total	$ 8,508,134	$ 274,237,814	—	$ 282,745,948
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Statements of Assets and Liabilities
	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock
	MuniHoldings	MuniHoldings	MuniYield	MuniYield	MuniYield	MuniYield
	California	New Jersey	Insured	Michigan	New Jersey	Pennsylvania
	Insured	Insured	Investment	Insured	Insured	Insured
	Fund, Inc.	Fund, Inc.	Fund	Fund, Inc.	Fund, Inc.	Fund
July 31, 2010	(MUC)	(MUJ)	(MFT)	(MIY)	(MJI)	(MPA)
Assets
Investments at value — unaffiliated[1]	$ 959,525,703	$ 500,511,228	$ 180,248,965	$ 427,372,428	$ 195,723,096	$ 274,237,814
Investments at value — affiliated[2]	71,270,966	1,117,529	8,124,572	1,734,583	4,549,254	8,508,134
Cash pledged as collateral for financial futures contracts	84,400	—	—	—	—	—
Interest receivable	11,854,718	4,810,156	2,164,938	4,974,990	1,677,006	2,657,166
Investments sold receivable	498,958	4,096,545	267,246	—	266,387	—
Income receivable — affiliated	348	—	—	—	—	—
Prepaid expenses	37,921	18,005	9,979	20,375	8,100	13,031
Other assets	95,237	—	—	—	—	—
Total assets	1,043,368,251	510,553,463	190,815,700	434,102,376	202,223,843	285,416,145
Accrued Liabilities
Investments purchased payable	9,095,380	—	—	—	—	3,054,300
Income dividends payable — Common Shares	2,881,649	1,550,915	600,466	1,365,473	634,854	826,601
Investment advisory fees payable	388,088	233,856	82,755	188,581	86,940	119,636
Interest expense and fees payable	112,647	9,864	12,800	8,810	3,472	25,253
Officer’s and Directors’ fees payable	97,583	712	261	451	209	386
Margin variation payable	35,938	—	—	—	—	—
Other affiliates payable	5,983	3,189	1,177	2,713	1,234	1,732
Other accrued expenses payable	147,639	101,137	47,147	73,592	50,515	57,865
Total accrued liabilities	12,764,907	1,899,673	744,606	1,639,620	777,224	4,085,773
Other Liabilities
Trust certificates[3]	181,854,633	13,262,930	16,200,287	16,190,000	4,684,369	38,445,136
Total Liabilities	194,619,540	15,162,603	16,944,893	17,829,620	5,461,593	42,530,909
Preferred Shares at Redemption Value
$25,000 per share liquidation preference, plus
unpaid dividends[4,5]	254,015,094	172,709,943	56,529,959	144,663,323	64,481,025	66,354,816
Net Assets Applicable to Common Shareholders	$ 594,733,617	$ 322,680,917	$ 117,340,848	$ 271,609,433	$ 132,281,225	$ 176,530,420
Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[6,7]	$ 585,680,722	$ 298,669,716	$ 117,901,782	$ 263,576,016	$ 124,296,855	$ 170,006,768
Undistributed net investment income	9,839,827	6,646,637	1,855,567	4,676,060	3,198,975	2,904,565
Accumulated net realized loss	(14,564,343)	(1,393,017)	(10,103,688)	(8,919,548)	(794,713)	(4,479,061)
Net unrealized appreciation/depreciation	13,777,411	18,757,581	7,687,187	12,276,905	5,580,108	8,098,148
Net Assets Applicable to Common Shareholders	$ 594,733,617	$ 322,680,917	$ 117,340,848	$ 271,609,433	$ 132,281,225	$ 176,530,420
Net asset value per Common Share	$ 14.55	$ 15.19	$ 13.87	$ 14.92	$ 15.00	$ 15.38
[1] Investments at cost — unaffiliated	$ 945,641,151	$ 481,753,647	$ 172,561,778	$ 415,095,523	$ 190,142,988	$ 266,139,666
[2] Investments at cost — affiliated	$ 71,270,966	$ 1,117,529	$ 8,124,572	$ 1,734,583	$ 4,549,254	$ 8,508,134
[3] Represents short-term floating rate certificates
issued by tender option bond trusts.
[4] Preferred Shares outstanding:
Par value $0.05 per share	—	—	2,261	4,909	1,965	2,654
Par value $0.10 per share	10,160	6,908	—	877	614	—
[5] Preferred Shares authorized	15,600	8,120	1 million	6,600	2,940	1 million
[6] Common Shares outstanding, $0.10 par value	40,874,458	21,245,413	8,457,270	18,206,301	8,817,415	11,480,567
[7] Common Shares authorized	200 million	200 million	unlimited	200 million	200 million	unlimited

See Notes to Financial Statements.

32 ANNUAL REPORT

JULY 31, 2010

Statements of Operations
	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock
	MuniHoldings	MuniHoldings	MuniYield	MuniYield	MuniYield	MuniYield
	California	New Jersey	Insured	Michigan	New Jersey	Pennsylvania
	Insured	Insured	Investment	Insured	Insured	Insured
	Fund, Inc.	Fund, Inc.	Fund	Fund, Inc.	Fund, Inc.	Fund
Year Ended July 31, 2010	(MUC)	(MUJ)	(MFT)	(MIY)	(MJI)	(MPA)
Investment Income
Interest	$ 44,184,163	$ 24,671,844	$ 9,137,306	$ 20,690,920	$ 9,944,227	$ 12,578,588
Income — affiliated	12,972	1,783	12,732	958	1,052	121
Total income	44,197,135	24,673,627	9,150,038	20,691,878	9,945,279	12,578,709
Expenses
Investment advisory	5,172,204	2,761,404	929,147	2,130,026	991,207	1,339,437
Commissions for Preferred Shares	378,896	256,900	84,970	207,088	97,263	97,887
Accounting services	283,002	123,245	53,001	112,608	49,491	63,339
Officer and Directors	79,059	35,291	12,802	29,495	14,385	19,204
Professional	76,226	58,278	49,306	57,220	48,121	48,790
Printing	69,958	38,724	13,421	31,826	19,422	18,726
Transfer agent	68,848	60,236	35,616	54,479	36,182	47,511
Custodian	40,615	26,287	11,682	21,261	11,830	15,821
Registration	14,186	9,330	9,330	9,330	9,330	9,330
Miscellaneous	124,609	105,942	54,791	83,618	54,788	65,958
Total expenses excluding interest expense and fees	6,307,603	3,475,637	1,254,066	2,736,951	1,332,019	1,726,003
Interest expense and fees[1]	808,941	95,603	113,817	112,923	33,585	248,191
Total expenses	7,116,544	3,571,240	1,367,883	2,849,874	1,365,604	1,974,194
Less fees waived by advisor	(639,431)	(136,489)	(5,019)	(14,254)	(8,683)	(3,500)
Total expenses after fees waived	6,477,113	3,434,751	1,362,864	2,835,620	1,356,921	1,970,694
Net investment income	37,720,022	21,238,876	7,787,174	17,856,258	8,588,358	10,608,015
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	132,011	217,182	(266,835)	1,576,686	467,325	942,768
Financial futures contracts	(119,579)	(101,608)	13,691	(90,808)	(45,600)	(12,389)
	12,432	115,574	(253,144)	1,485,878	421,725	930,379
Net change in unrealized appreciation/depreciation on:
Investments	50,453,975	14,444,238	8,538,990	15,566,856	8,014,923	10,792,131
Financial futures contracts	(107,141)	—	—	—	—	—
	50,346,834	14,444,238	8,538,990	15,566,856	8,014,923	10,792,131
Total realized and unrealized gain	50,359,266	14,559,812	8,285,846	17,052,734	8,436,648	11,722,510
Dividends and Distributions to Preferred Shareholders From
Net investment income	(1,056,149)	(701,553)	(335,411)	(835,377)	(375,004)	(373,148)
Net realized gain	—	(30,004)	—	—	(93,892)	—
Total dividends and distributions to
Preferred Shareholders	(1,056,149)	(731,557)	(335,411)	(835,377)	(468,896)	(373,148)
Net Increase in Net Assets Applicable to
Common Shareholders Resulting from Operations	$ 87,023,139	$ 35,067,131	$ 15,737,609	$ 34,073,615	$ 16,556,110	$ 21,957,377
[1] Related to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Statements of Changes in Net Assets	BlackRock MuniHoldings California Insured Fund, Inc. (MUC)
		Period
	Year Ended	July 1, 2009	Year Ended
	July 31,	to July 31,	June 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2010	2009	2009
Operations
Net investment income	$ 37,720,022	$ 3,111,119	$ 36,958,531
Net realized gain (loss)	12,432	333,937	(7,708,517)
Net change in unrealized appreciation/depreciation	50,346,834	6,127,212	(29,358,960)
Dividends to Preferred Shareholders from net investment income	(1,056,149)	(108,541)	(5,987,846)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	87,023,139	9,463,727	(6,096,792)
Dividends to Common Shareholders From
Net investment income	(32,433,883)	(2,575,091)	(26,404,900)
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	54,589,256	6,888,636	(32,501,692)
Beginning of period	540,144,361	533,255,725	565,757,417
End of period	$594,733,617	$540,144,361	$533,255,725
Undistributed net investment income	$ 9,839,827	$ 5,609,840	$ 5,182,353
	BlackRock MuniHoldings New Jersey Insured Fund, Inc. (MUJ)
		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:		2010	2009
Operations
Net investment income		$ 21,238,876	$ 20,763,269
Net realized gain		115,574	1,281,894
Net change in unrealized appreciation/depreciation		14,444,238	(3,750,895)
Dividends and distributions to Preferred Shareholders from:
Net investment income		(701,553)	(3,341,606)
Net realized gain		(30,004)	—
Net increase in net assets applicable to Common Shareholders resulting from operations		35,067,131	14,952,662
Dividends and Distributions to Common Shareholders From
Net investment income		(17,941,752)	(14,043,218)
Net realized gain		(300,750)	—
Decrease in net assets resulting from dividends and distributions to Common Shareholders		(18,242,502)	(14,043,218)
Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders		16,824,629	909,444
Beginning of year		305,856,288	304,946,844
End of year		$322,680,917	$305,856,288
Undistributed net investment income		$ 6,646,637	$ 4,051,114

See Notes to Financial Statements.

34 ANNUAL REPORT

JULY 31, 2010

Statements of Changes in Net Assets	BlackRock MuniYield Insured Investment Fund (MFT)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2010	2009
Operations
Net investment income	$ 7,787,174	$ 7,920,874
Net realized loss	(253,144)	(6,860,292)
Net change in unrealized appreciation/depreciation	8,538,990	919,422
Dividends to Preferred Shareholders from net investment income	(335,411)	(1,287,734)
Net increase in net assets applicable to Common Shareholders resulting from operations	15,737,609	692,270
Dividends to Common Shareholders From
Net investment income	(6,905,867)	(5,707,468)
Capital Share Transactions
Reinvestment of dividends	75,047	—
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	8,906,789	(5,015,198)
Beginning of year	108,434,059	113,449,257
End of year	$117,340,848	$108,434,059
Undistributed net investment income	$ 1,855,567	$ 1,298,200
	BlackRock MuniYield Michigan Insured Fund, Inc. (MIY)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2010	2009
Operations
Net investment income	$ 17,856,258	$ 18,189,609
Net realized gain (loss)	1,485,878	(964,623)
Net change in unrealized appreciation/depreciation	15,566,856	(6,206,801)
Dividends to Preferred Shareholders from net investment income	(835,377)	(2,941,361)
Net increase in net assets applicable to Common Shareholders resulting from operations	34,073,615	8,076,824
Dividends to Common Shareholders From
Net investment income	(16,094,370)	(12,252,841)
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	17,979,245	(4,176,017)
Beginning of year	253,630,188	257,806,205
End of year	$271,609,433	$253,630,188
Undistributed net investment income	$ 4,676,060	$ 3,834,385

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Statements of Changes in Net Assets	BlackRock MuniYield New Jersey Insured Fund, Inc. (MJI)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2010	2009
Operations
Net investment income	$ 8,588,358	$ 8,438,803
Net realized gain	421,725	369,858
Net change in unrealized appreciation/depreciation	8,014,923	(2,778,653)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(375,004)	(1,331,483)
Net realized gain	(93,892)	(95,182)
Net increase in net assets applicable to Common Shareholders resulting from operations	16,556,110	4,603,343
Dividends and Distributions to Common Shareholders From
Net investment income	(7,425,642)	(5,879,803)
Net realized gain	(883,128)	(150,243)
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(8,308,770)	(6,030,046)
Capital Share Transactions
Reinvestment of dividends and distributions	227,441	—
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	8,474,781	(1,426,703)
Beginning of year	123,806,444	125,233,147
End of year	$132,281,225	$123,806,444
Undistributed net investment income	$ 3,198,975	$ 2,480,404
	BlackRock MuniYield Pennsylvania Insured Fund (MPA)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2010	2009
Operations
Net investment income	$ 10,608,015	$ 10,633,795
Net realized gain (loss)	930,379	(4,324,778)
Net change in unrealized appreciation/depreciation	10,792,131	2,634,266
Dividends to Preferred Shareholders from net investment income	(373,148)	(1,555,575)
Net increase in net assets applicable to Common Shareholders resulting from operations	21,957,377	7,387,708
Dividends to Common Shareholders From
Net investment income	(9,345,182)	(7,588,655)
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	12,612,195	(200,947)
Beginning of year	163,918,225	164,119,172
End of year	$176,530,420	$163,918,225
Undistributed net investment income	$ 2,904,565	$ 2,028,015

See Notes to Financial Statements.

36 ANNUAL REPORT

JULY 31, 2010

Statements of Cash Flows
	Muniholdings	MuniYield
	California	Pennsylvania
	Insured Fund,	Insured Fund
July 31, 2010	Inc. (MUC)	(MPA)
Cash Used for Operating Activities
Net increase in net assets resulting from operations, excluding dividends to Preferred Shareholders	$ 88,079,288	$ 22,330,525
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	781,429	198,159
Increase in other assets	(39,794)	—
Increase in dividends receivable — affiliated	(105)	—
Decrease in prepaid expenses	23,495	13,329
Increase in cash pledged as collateral in connection with futures	(84,400)	—
Increase in investment advisory fees payable	14,919	6,312
Increase in margin variation payable	35,938	—
Decrease in interest expense and fees payable	(13,151)	(22,925)
Increase (decrease) in other affiliates payable	437	(20)
Increase in other accrued expenses payable	3,014	20,483
Increase in Officer’s and Directors’ fees payable	40,242	23
Net realized and unrealized gain	(50,853,823)	(11,734,899)
Amortization and accretion of premium and discount on investments	1,673,159	388,330
Proceeds from sales of long-term investments	232,837,611	18,590,427
Purchases of long-term investments	(265,214,768)	(24,984,859)
Net purchases of short-term securities	(50,770,152)	(6,952,903)
Cash used for operating activities	(43,486,661)	(2,148,018)
Cash Provided by Financing Activities
Cash receipts from trust certificates	85,351,729	11,716,768
Cash payments from trust certificates	(8,700,000)	—
Cash dividends paid to Common Shareholders	(32,127,325)	(9,270,558)
Cash dividends paid to Preferred Shareholders	(1,060,239)	(374,242)
Cash provided by financing activities	43,464,165	2,071,968
Cash
Net decrease in cash	(22,496)	(76,050)
Cash at beginning of year	22,496	76,050
Cash at end of year	—	—
Cash Flow Information
Cash paid during the year for interest and fees	$ 822,092	$ 271,116

A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Financial Highlights		BlackRock MuniHoldings California Insured Fund, Inc. (MUC)
		Period
	Year Ended	July 1, 2009
	July 31,	to July 31,		Year Ended June 30,
	2010	2009	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 13.21	$ 13.05	$ 13.84	$ 14.48	$ 14.44	$ 15.40
Net investment income[1]	0.92	0.08	0.90	0.96	1.01	1.05
Net realized and unrealized gain (loss)	1.24	0.14	(0.89)	(0.60)	0.07	(0.85)
Dividends to Preferred Shareholders from net investment income	(0.03)	(0.00)[2]	(0.15)	(0.32)	(0.31)	(0.25)
Net increase (decrease) from investment operations	2.13	0.22	(0.14)	0.04	0.77	(0.05)
Dividends to Common Shareholders from net investment income	(0.79)	(0.06)	(0.65)	(0.68)	(0.73)	(0.91)
Net asset value, end of period	$ 14.55	$ 13.21	$ 13.05	$ 13.84	$ 14.48	$ 14.44
Market price, end of period	$ 14.04	$ 12.18	$ 11.07	$ 12.24	$ 13.92	$ 13.94
Total Investment Return[3]
Based on net asset value	16.96%	1.75%[4]	0.21%	0.64%	5.46%	(0.29)%
Based on market price	22.40%	10.59%[4]	(3.88)%	(7.41)%	5.02%	(0.98)%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.23%	1.34%[6,7]	1.59%	1.58%	1.66%	1.41%
Total expenses after fees waived[5]	1.12%	1.19%[6,7]	1.40%	1.50%	1.60%	1.35%
Total expenses after fees waived and excluding interest expense and fees[5,8]	0.98%	1.06%[6,7]	1.02%	1.14%	1.12%	1.10%
Net investment income[5]	6.52%	6.59%[6,7]	7.08%	6.72%	6.81%	7.01%
Dividends to Preferred Shareholders	0.18%	0.23%[6]	1.15%	2.22%	2.11%	1.68%
Net investment income to Common Shareholders	6.34%	6.36%[6,7]	5.93%	4.50%	4.70%	5.33%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 594,734	$ 540,144	$ 533,256 $	565,757 $	592,053 $	589,404
Preferred Shares outstanding at $25,000 liquidation preference,
end of period (000)	$ 254,000	$ 254,000	$ 287,375	$ 287,375	$ 390,000	$ 390,000
Portfolio turnover	25%	1%	19%	43%	35%	34%
Asset coverage per Preferred Share at $25,000 liquidation preference,
end of period	$ 83,538	$ 78,166	$ 71,392	$ 74,225	$ 62,965	$ 62,795

1 Based on average Common Shares outstanding.
2 Amount is less than $(0.01) per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude effects of sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Do not reflect the effect of dividends to Preferred Shareholders.
6 Annualized.
7 Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratios of total expenses, total expenses after fees waived, total expenses after fees waived and excluding interest expense and fees, net investment income and net investment income to Common Shareholders would have been
1.43%, 1.28%, 1.15%, 6.50% and 6.27%, respectively.
8 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

38 ANNUAL REPORT

JULY 31, 2010

Financial Highlights	BlackRock MuniHoldings New Jersey Insured Fund, Inc. (MUJ)
			Year Ended July 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 14.40	$ 14.35	$ 14.86	$ 14.91	$ 15.62
Net investment income[1]	1.00	0.98	0.93	1.03	1.03
Net realized and unrealized gain (loss)	0.67	(0.11)	(0.47)	(0.03)	(0.61)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.03)	(0.16)	(0.31)	(0.31)	(0.26)
Net realized gain	(0.00)[2]	—	—	—	—
Net increase from investment operations.	1.64	0.71	0.15	0.69	0.16
Dividends and distributions to Common Shareholders from:
Net investment income	(0.84)	(0.66)	(0.66)	(0.74)	(0.87)
Net realized gain	(0.01)	—	—	—	—
Total dividends and distributions to Common Shareholders	(0.85)	(0.66)	(0.66)	(0.74)	(0.87)
Net asset value, end of year	$ 15.19	$ 14.40	$ 14.35	$ 14.86	$ 14.91
Market price, end of year	$ 15.05	$ 13.38	$ 12.93	$ 14.40	$ 14.98
Total Investment Return[3]
Based on net asset value	11.95%	6.13%	1.35%	4.71%	1.09%
Based on market price	19.37%	9.45%	(5.76)%	0.99%	(0.16)%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.13%	1.30%	1.30%	1.45%	1.45%
Total expenses after fees waived[4]	1.08%	1.21%	1.23%	1.40%	1.39%
Total expenses after fees waived and excluding interest expense and fees[4,5]	1.05%	1.10%	1.15%	1.17%	1.15%
Net investment income[4]	6.71%	7.04%	6.22%	6.77%	6.80%
Dividends to Preferred Shareholders	0.22%	1.13%	2.11%	2.03%	1.72%
Net investment income to Common Shareholders	6.49%	5.91%	4.11%	4.74%	5.08%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 322,681	$ 305,856	$ 304,947	$ 315,769	$ 315,649
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$ 172,700	$ 172,700	$ 176,700	$ 203,000	$ 203,000
Portfolio turnover	13%	9%	12%	17%	16%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$ 71,713	$ 69,278[6]	$ 68,152[6]	$ 63,898[6]	$ 63,884[6]

1 Based on average Common Shares outstanding.
2 Amount is less than $(0.01) per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude effects of sales charges and include the reinvestment of dividends and distributions.
4 Do not reflect the effect of dividends to Preferred Shareholders.
5 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
6 Amounts have been recalculated to conform with current year presentation.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Financial Highlights			BlackRock MuniYield Insured Investment Fund (MFT)
			Period
		November 1, 2007
	Year Ended July 31,			Year Ended October 31,
			to July 31,
	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 12.83	$ 13.42	$ 14.38	$ 14.91	$ 14.72	$ 15.22
Net investment income[1]	0.92	0.94	0.71	0.95	0.97	0.98
Net realized and unrealized gain (loss)	0.98	(0.70)	(0.97)	(0.49)	0.24	(0.38)
Dividends to Preferred Shareholders from net investment income	(0.04)	(0.15)	(0.22)	(0.31)	(0.27)	(0.17)
Net increase (decrease) from investment operations	1.86	0.09	(0.48)	0.15	0.94	0.43
Dividends to Common Shareholders from net investment income	(0.82)	(0.68)	(0.48)	(0.68)	(0.75)	(0.90)
Capital charges resulting from issuance of Preferred Shares	—	—	—	—	—	(0.03)
Net asset value, end of period	$ 13.87	$ 12.83	$ 13.42	$ 14.38	$ 14.91	$ 14.72
Market price, end of period	$ 14.28	$ 11.80	$ 11.75	$ 12.74	$ 14.21	$ 14.18
Total Investment Return[2]
Based on net asset value	14.99%	1.94%	(2.97)%[3]	1.39%	6.87%	2.72%
Based on market price	28.72%	7.08%	(4.11)%[3]	(5.75)%	5.73%	0.54%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.19%	1.40%	1.51%[5]	1.54%	1.46%	1.38%
Total expenses after fees waived[4]	1.19%	1.37%	1.49%[5]	1.52%	1.45%	1.38%
Total expenses after fees waived and excluding interest expense and fees[4,6]	1.09%	1.19%	1.18%[5]	1.20%	1.17%	1.20%
Net investment income[4]	6.80%	7.54%	6.60%[5]	6.53%	6.58%	6.50%
Dividends to Preferred Shareholders	0.29%	1.23%	2.07%[5]	2.13%	1.87%	1.13%
Net investment income to Common Shareholders	6.51%	6.31%	4.53%[5]	4.40%	4.71%	5.37%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 117,341	$ 108,434	$ 113,449	$ 121,574	$ 126,042	$ 124,422
Preferred Shares outstanding at $25,000 liquidation preference,
end of period (000)	$ 56,525	$ 56,525	$ 62,250	$ 72,000	$ 72,000	$ 72,000
Portfolio turnover.	38%	43%	21%	26%	34%	52%
Asset coverage per Preferred Share at $25,000 liquidation preference,
end of period	$ 76,900	$ 72,961	$ 70,569	$ 67,220	$ 68,769	$ 68,212

1 Based on average Common Shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude effects of sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Do not reflect the effect of dividends to Preferred Shareholders.
5 Annualized.
6 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

40 ANNUAL REPORT

JULY 31, 2010

Financial Highlights			BlackRock MuniYield Michigan Insured Fund, Inc. (MIY)
			Period
		November 1, 2007
	Year Ended July 31,			Year Ended October 31,
			to July 31,
	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 13.93	$ 14.16	$ 15.03	$ 15.45	$ 15.32	$ 15.96
Net investment income[1]	0.98	1.00	0.70	1.06	1.04	1.08
Net realized and unrealized gain (loss)	0.94	(0.40)	(0.82)	(0.45)	0.22	(0.54)
Dividends to Preferred Shareholders from net investment income	(0.05)	(0.16)	(0.23)	(0.32)	(0.29)	(0.18)
Net increase (decrease) from investment operations	1.87	0.44	(0.35)	0.29	0.97	0.36
Dividends to Common Shareholders from net investment income	(0.88)	(0.67)	(0.52)	(0.71)	(0.84)	(0.98)
Capital charges with respect to the issuance of Preferred Shares	—	—	—	—	—	(0.02)
Net asset value, end of period	$ 14.92	$ 13.93	$ 14.16	$ 15.03	$ 15.45	$ 15.32
Market price, end of period	$ 14.55	$ 12.25	$ 12.30	$ 13.40	$ 14.67	$ 15.31
Total Investment Return[2]
Based on net asset value	14.31%	4.66%	(2.02)%[3]	2.30%	6.64%	2.24%
Based on market price	26.76%	5.95%	(4.54)%[3]	(3.95)%	1.32%	6.10%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.07%	1.27%	1.42%[5]	1.55%	1.62%	1.42%
Total expenses after fees waived[4]	1.07%	1.25%	1.40%[5]	1.55%	1.61%	1.42%
Total expenses after fees waived and excluding interest expense and fees[4,6]	1.03%	1.09%	1.13%[5]	1.12%	1.11%	1.10%
Net investment income[4]	6.72%	7.37%	6.19%[5]	6.95%	6.84%	6.84%
Dividends to Preferred Shareholders	0.31%	1.19%	2.05%[5]	2.12%	1.87%	1.13%
Net investment income to Common Shareholders	6.41%	6.18%	4.14%[5]	4.83%	4.97%	5.71%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 271,609	$ 253,630	$ 257,806	$ 273,593	$ 281,350	$ 278,250
Preferred Shares outstanding at $25,000 liquidation preference,
end of period (000)	$ 144,650	$ 144,650	$ 144,650	$ 165,000	$ 165,000	$ 165,000
Portfolio turnover	15%	9%	21%	10%	15%	25%
Asset coverage end of period per $1,000	$ 2,878[7]	$ 2,753[7]	$ 2,782[7]	$ 2,658[7]	$ 2,705[7]	$ 2,686

1 Based on average Common Shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude effects of sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Do not reflect the effect of dividends to Preferred Shareholders.
5 Annualized.
6 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
7 Asset coverage per Preferred Share at $25,000 liquidation preference for the periods ended 2010, 2009, 2008, 2007 and 2006 were $71,945, $68,838, $69,563, $66,461 and
$67,638, respectively.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Financial Highlights		BlackRock MuniYield New Jersey Insured Fund, Inc. (MJI)
			Period
		November 1, 2007
	Year Ended July 31,			Year Ended October 31,
			to July 31,
	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 14.07	$ 14.23	$ 15.02	$ 15.42	$ 15.07	$ 15.46
Net investment income[1]	0.98	0.96	0.69	0.96	0.97	0.96
Net realized and unrealized gain (loss)	0.94	(0.27)	(0.76)	(0.42)	0.36	(0.27)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.04)	(0.15)	(0.21)	(0.28)	(0.25)	(0.16)
Net realized gain	(0.01)	(0.01)	(0.01)	(0.00)[2]	—	—
Net increase (decrease) from investment operations	1.87	0.53	(0.29)	0.26	1.08	0.53
Dividends and distributions to Common Shareholders from:
Net investment income	(0.84)	(0.67)	(0.49)	(0.65)	(0.73)	(0.92)
Net realized gain	(0.10)	(0.02)	(0.01)	(0.01)	—	—
Total dividends and distributions to Common Shareholders	(0.94)	(0.69)	(0.50)	(0.66)	(0.73)	(0.92)
Capital charges with respect to the issuance of Preferred Shares	—	—	—	—	—	0.00[3]
Net asset value, end of period	$ 15.00	$ 14.07	$ 14.23	$ 15.02	$ 15.42	$ 15.07
Market price, end of period	$ 14.92	$ 12.82	$ 12.81	$ 13.70	$ 14.96	$ 14.65
Total Investment Return[4]
Based on net asset value	13.90%	4.94%	(1.67)%[5]	2.00%	7.50%	3.49%
Based on market price	24.34%	6.22%	(2.95)%[5]	(4.10)%	7.28%	2.60%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[6]	1.06%	1.22%	1.24%[7]	1.37%	1.59%	1.52%
Total expenses after fees waived[6]	1.05%	1.21%	1.24%[7]	1.37%	1.59%	1.52%
Total expenses after fees waived and excluding interest expense and fees[6,8]	1.02%	1.11%	1.18%[7]	1.17%	1.15%	1.16%
Net investment income[6]	6.64%	7.10%	6.18%[7]	6.30%	6.46%	6.21%
Dividends to Preferred Shareholders	0.29%	1.12%	1.87%[7]	1.81%	1.63%	1.03%
Net investment income to Common Shareholders	6.35%	5.98%	4.31%[7]	4.49%	4.83%	5.18%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 132,281	$ 123,806	$ 125,233	$ 132,174	$ 135,767	$ 132,622
Preferred Shares outstanding at $25,000 liquidation preference,
end of period (000)	$ 64,475	$ 64,475	$ 65,700	$ 73,500	$ 73,500	$ 73,500
Portfolio turnover	12%	8%	13%	23%	11%	29%
Asset coverage per Preferred Share at $25,000 liquidation preference,
end of period	$ 76,294	$ 73,008	$ 72,666	$ 69,965	$ 71,185	$ 70,110

1 Based on average Common Shares outstanding.
2 Amount is less than $(0.01) per share.
3 Amount is less than $0.01 per share.
4 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude effects of sales charges and include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Do not reflect the effect of dividends to Preferred Shareholders.
7 Annualized.
8 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

42 ANNUAL REPORT

JULY 31, 2010

Financial Highlights			BlackRock MuniYield Pennsylvania Insured Fund (MPA)
			Period
		November 1, 2007
	Year Ended July 31,			Year Ended October 31,
			to July 31,
	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 14.28	$ 14.30	$ 15.49	$ 15.89	$ 15.57	$ 16.04
Net investment income[1]	0.92	0.93	0.71	1.01	1.01	1.05
Net realized and unrealized gain (loss)	1.02	(0.15)	(1.18)	(0.40)	0.36	(0.35)
Dividends to Preferred Shareholders from net investment income	(0.03)	(0.14)	(0.22)	(0.32)	(0.27)	(0.19)
Net increase (decrease) from investment operations	1.91	0.64	(0.69)	0.29	1.10	0.51
Dividends to Common Shareholders from net investment income	(0.81)	(0.66)	(0.50)	(0.69)	(0.78)	(0.96)
Capital charges with respect to the issuance of Preferred Shares	—	—	—	—	(0.00)[2]	(0.02)
Net asset value, end of period	$ 15.38	$ 14.28	$ 14.30	$ 15.49	$ 15.89	$ 15.57
Market price, end of period	$ 15.26	$ 12.87	$ 12.43	$ 13.67	$ 14.60	$ 14.91
Total Investment Return[3]
Based on net asset value	14.18%	5.88%	(4.18)%[4]	2.19%	7.52%	3.16%
Based on market price	25.70%	9.78%	(5.62)%[4]	(1.85)%	3.16%	1.51%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.15%	1.27%	1.50%[6]	1.72%	1.70%	1.70%
Total expenses after fees waived[5]	1.15%	1.25%	1.48%[6]	1.72%	1.69%	1.69%
Total expenses after fees waived and excluding interest expense and fees[5,7]	1.00%	1.06%	1.13%[6]	1.13%	1.13%	1.13%
Net investment income[5]	6.17%	6.82%	6.18%[6]	6.44%	6.49%	6.56%
Dividends to Preferred Shareholders	0.22%	1.00%	1.93%[6]	2.02%	1.76%	1.17%
Net investment income to Common Shareholders	5.95%	5.82%	4.25%[6]	4.42%	4.73%	5.39%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 176,530	$ 163,918	$ 164,119	$ 177,807	$ 182,402	$ 178,771
Preferred Shares outstanding at $25,000 liquidation preference,
end of period (000)	$ 66,350	$ 66,350	$ 77,400	$ 102,000	$ 102,000	$ 102,000
Portfolio turnover	6%	18%	24%	35%	25%	42%
Asset coverage per Preferred Share at $25,000 liquidation preference,
end of period	$ 91,517	$ 86,765	$ 78,018	$ 68,585	$ 69,717	$ 68,827

1 Based on average Common Shares outstanding.
2 Amount is less than $(0.01) per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude effects of sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Do not reflect the effect of dividends to Preferred Shareholders.
6 Annualized.
7 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock MuniHoldings California Insured Fund, Inc. (“MUC”), BlackRock
MuniHoldings New Jersey Fund, Inc. (“MUJ”), BlackRock MuniYield Insured
Investment Fund (“MFT”), BlackRock MuniYield Michigan Insured Fund, Inc.
(“MIY”), BlackRock MuniYield New Jersey Insured Fund, Inc. (“MJI”) and
BlackRock MuniYield Pennsylvania Insured Fund (“MPA”) (collectively, the
“Funds” or individually, as a “Fund”), are registered under the Investment
Company Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. MUC, MUJ, MIY and MJI are organized as Maryland corporations. MFT and MPA are organized as
Massachusetts business trusts. The Funds’ financial statements are pre-
pared in conformity with accounting principles generally accepted in the
United States of America ("US GAAP"), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Funds determine and make available for publication the net asset values of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by each Fund’s Board of Directors/Trustees (the “Board”). Municipal invest-
ments (including commitments to purchase such investments on a “when-
issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various rela-
tionships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment compa-
nies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value
Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the cur-
rent sale of that asset in an arm’s-length transaction. Fair value determina-
tions shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Forward Commitments and When-Issued Delayed Delivery Securities: The
Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such trans-
actions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.
Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed deliv-
ery basis, the Funds assume the rights and risks of ownership of the secu-
rity, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds' maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown on the
Schedules of Investments, if any.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Funds
leverage their assets through the use of tender option bond trusts (“TOBs”).
A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has con-
tributed bonds. A TOB typically issues two classes of beneficial interests:
short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a
Fund include the right of a Fund (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and
(2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be terminated without the consent of a Fund upon the occurrence of certain events as defined in the
TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Fund, which typically invests the cash in additional municipal bonds. Each Fund's transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, there-
fore the municipal bonds deposited into a TOB are presented in the Funds'
Schedules of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as trust certificates in the Statements of Assets and Liabilities.

Interest income from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense and fees in the
Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date.
At July 31, 2010, the aggregate value of the underlying municipal bonds

44 ANNUAL REPORT

JULY 31, 2010

Notes to Financial Statements (continued)

transferred to TOBs, the related liability for trust certificates and the range of interest rates on the liability for trust certificates were as follows:

	Underlying	Liability
	Municipal Bonds	for Trust	Range of
	Transferred to TOBs	Certificates	Interest Rates
MUC	$350,364,211	$181,854,633	0.25% – 0.30%
MUJ	$ 22,639,966	$ 13,262,930	0.27% – 0.34%
MFT	$ 31,794,594	$ 16,200,287	0.27% – 0.43%
MIY	$ 32,364,773	$ 16,190,000	0.28% – 0.31%
MJI…	$ 8,090,834	$ 4,684,369	0.27% – 0.34%
MPA	$ 78,585,254	$ 38,445,136	0.28% – 0.48%

For the year ended July 31, 2010, the Funds' average trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average Trust	Daily Weighted
	Certificates	Average
	Outstanding	Interest Rate
MUC	$109,166,909	0.74%
MUJ	$ 13,262,930	0.72%
MFT	$ 14,941,501	0.76%
MIY	$ 16,190,000	0.70%
MJI	$ 4,684,369	0.72%
MPA	$ 29,911,366	0.83%

Should short-term interest rates rise, the Funds' investments in TOBs may adversely affect the Funds' net investment income and distributions to Common Shareholders. Also, fluctuations in the market values of munici-
pal bonds deposited into the TOB may adversely affect the Funds' net asset values per share.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts)
each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has require-
ments to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distri-
butions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred
Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Funds’ US federal tax returns remains open for the year ended
July 31, 2010, the period ended July 31, 2009 and for each of the two years ended June 30, 2009 for MUC, for each of the four years ended July
31, 2010 for MUJ and for each of the two years ended July 31, 2010, and the period ended July 31, 2008 and for the year ended October 31, 2007 for MFT, MIY, MJI and MPA. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by each
Fund's Board, non-interested Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent
Directors had invested the deferred amounts directly in other certain
BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each
Fund. Each Fund may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover each Fund’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and
distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to a Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.
The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applica-
ble, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

ANNUAL REPORT

JULY 31, 2010

Notes to Financial Statements (continued)

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as interest rate risk.
These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavor-
able change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is minimal because of the protection against defaults by the exchange on which they trade.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk).
Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield.
Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of finan-
cial futures contracts, interest rates and the underlying assets.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of July 31, 2010

Liability Derivatives

MUC
Statement of Assets
	and Liabilities Location		Value
Net unrealized
Interest rate contracts	appreciation/depreciation*		$ 107,141

*Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day's margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statements of Operations
Year Ended July 31, 2010
Net Realized Gain (Loss) from
	MUC	MUJ	MFT	MIY	MJI	MPA
Interest rate contracts:
Financial futures contracts	$ (119,579)	$ (101,608)	$ 13,691	$ (90,808)	$ (45,600)	$ (12,389)
Net Change in Unrealized Appreciation/Depreciation on
MUC
Interest rate contracts:
Financial futures contracts	$ (107,141)

For the year ended July 31, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

	MUC	MUJ	MFT	MIY	MJI	MPA
Financial futures contracts:
Average number of contracts purchased	—	6	2	5	3	3
Average number of contracts sold	13	84	2	72	34	38
Average notional value of contracts purchased	—	$ 718,764	$ 230,004	$ 603,762	$ 287,506	$ 373,757
Average notional value of contracts sold	$ 1,520,871	$10,112,190	$ 274,143	$ 8,612,830	$ 4,109,393	$ 4,501,105

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. ("PNC"), Bank of America
Corporation ("BAC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership struc-
ture, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and
Barclays are not.

Each Fund entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services,

each Fund pays the Manager a monthly fee at the following annual rates of each Fund's average daily net assets as follows:

MUC	0.55%
MUJ	0.55%
MFT	0.50%
MIY	0.50%
MJI	0.50%
MPA	0.50%

Average daily net assets is the average daily value of each Fund's total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indi-
rectly through its investment in affiliated money market funds, however the
Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any. This amount is shown as, or included in,

46 ANNUAL REPORT

JULY 31, 2010

Notes to Financial Statements (continued)

fees waived by advisor in the Statements of Operations. For the year ended July 31, 2010 the amounts waived were as follows:

MUC	$41,662
MUJ	$15,015
MFT	$ 5,019
MIY	$14,254
MJI	$ 8,683
MPA	$ 3,500

In addition, the Manager has agreed to waive its investment advisory fee on the proceeds of Preferred Shares and TOBs that exceed 35% of MUC and MUJ’s average daily net assets. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended July
31, 2010, the amounts waived were as follows:

MUC	$597,769
MUJ	$121,474

The Manager entered into a sub-advisory agreement with BlackRock
Investment Management, LLC (“BIM”), an affiliate of the Manager, under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the
Manager.

For the year ended July 31, 2010, the Funds reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations.

MUC	$18,429
MUJ	$ 9,519
MFT	$ 3,616
MIY	$ 8,108
MJI	$ 3,776
MPA	$ 5,097

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for com-
pensation paid to the Funds' Chief Compliance Officer.

4. Investments:

Purchases and sales of investments excluding short-term securities for the year ended July 31, 2010, were as follows:

	Purchases	Sales
MUC	$274,310,148	$230,581,978
MUJ	$ 63,012,565	$ 62,820,141
MFT	$ 70,564,465	$ 68,421,705
MIY	$ 69,426,774	$ 61,572,543
MJI	$ 22,317,855	$ 26,310,015
MPA	$ 24,568,177	$ 15,155,733

5. Income Tax Information:

Reclassifications: US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.
These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2010 attributable to amortization methods on fixed income securities, the reclassification of distributions, the sale of bonds received from tender option bond trusts and distri-
butions received from a regulated investment company were reclassified to the following accounts:

	MUC	MUJ	MFT	MIY	MJI	MPA
Paid-in capital	—	—	—	—	$ (67,360)	$ (17,191)
Undistributed net investment income	$ (3)	$ (48)	$ 11,471	$ (84,836)	$ (69,141)	$ (13,135)
Accumulated net realized loss	$ 3	$ 48	$ (11,471)	$ 84,836	$ 136,501	$ 30,326

The tax character of distributions paid during the year ended June 30, 2009, the fiscal period ended July 31, 2009 and the fiscal year ended July 31, 2010 were as follows:

	MUC	MUJ	MFT	MIY	MJI	MPA
Tax-exempt income
7/31/2010	$33,490,032	$18,643,305	$ 7,241,278	$16,929,747	$ 7,778,168	$ 9,718,330
7/31/2009	—	17,384,824	6,878,717	15,194,202	7,211,286	9,144,230
7/01/2009 — 7/31/2009	2,683,632	—	—	—	—	—
6/30/2009	32,392,746	—	—	—	—	—
Ordinary income
7/31/2010	—	—	—	—	34,535	—
7/31/2009	—	—	116,485	—	—	—
Long-term capital gains
7/31/2010	—	330,754	—	—	964,963	—
7/31/2009	—	—	—	—	245,425	—
Total distributions
7/31/2010	$33,490,032	$18,974,059	$ 7,241,278	$16,929,747	$ 8,777,666	$ 9,718,330
7/31/2009	—	$17,384,824	$ 6,995,202	$15,194,202	$ 7,456,711	$ 9,144,230
7/01/2009 — 7/31/2009	$ 2,683,632	—	—	—	—	—
6/30/2009	$32,392,746	—	—	—	—	—

ANNUAL REPORT

JULY 31, 2010

Notes to Financial Statements (continued)
As of July 31, 2010, the tax components of accumulated net earnings (losses) were as follows:
	MUC	MUJ	MFT	MIY	MJI	MPA
Undistributed tax-exempt income	$ 9,843,710	$ 6,352,814	$ 1,787,548	$ 4,259,101	$ 2,756,445	$ 2,679,377
Undistributed ordinary income	5,965	—	24	598	—	111,808
Capital Loss Carryforwards	(13,869,539)	—	(10,090,082)	(7,596,829)	—	(3,842,087)
Net unrealized gains*	13,072,759	17,658,387	7,741,576	11,370,547	5,227,925	7,574,554
Total	$ 9,052,895	$24,011,201	$ (560,934)	$ 8,033,417	$ 7,984,370	$ 6,523,652

* The differences between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, amortization and accretion methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the treatment of residual interests in tender option bond trusts and the deferral of compensation to directors.

As of July 31, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires July 31,	MUC	MFT	MIY	MPA
2011	$ 3,015,538	—	—	—
2012	—	$ 2,081,725	$ 3,875,883	—
2016	2,097,897	659,619	1,689,814	—
2017	8,756,104	993,919	2,031,132	$ 2,948,179
2018	—	6,354,819	—	893,908
Total	$ 13,869,539	$ 10,090,082	$ 7,596,829	$ 3,842,087

6. Concentration, Market and Credit Risk:

MUC, MUJ, MIY, MJI, and MPA invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctua-
tions. Similar to issuer credit risk, the Funds may be exposed to counter-
party credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the
Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds' exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds' Statements of Assets and Liabilities, less any collateral held by the Funds.

MUC invests a significant portion of its assets in securities in the
County/City/Special District/School District and Utilities sectors.
MUJ invests a significant portion of its assets in securities in the
County/City/Special District/School District, State and Transportation
sectors. MIY invests a significant portion of its assets in securities in the
County/City/Special District/School District and Health sectors. MJI invests a significant portion of its assets in securities in the County/City/Special
District/School District, Education and State sectors. MPA invests a significant portion of its assets in securities in the County/City/Special
District/School District and State sectors. Changes in economic conditions affecting the County/City/Special District/School District, Education,
Health, State, Transportation, and Utilities sectors would have a greater impact on the Funds, and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

MFT and MPA are authorized to issue an unlimited number of Common
Shares of beneficial interest, par value $0.10 per share together with 1 million Preferred Shares of beneficial interest, par value $0.05 per share.
Each Fund’s Board is authorized, however, to reclassify any unissued shares of Common Shares without approval of Common Shareholders.

MUC, MUJ, MIY, and MJI are authorized to issue 200 million shares, includ-
ing Preferred Shares, par value $0.10 per share or $0.05 per share, all of which were initially classified as Common Shares. Each Fund’s Board is authorized, however, to reclassify any unissued shares of Common Shares without approval of Common Shareholders.

Common Shares

Shares issued and outstanding remained constant for MUC, MUJ, MIY and MPA during the years ended July 31, 2010 and 2009 respectively.

48 ANNUAL REPORT

JULY 31, 2010

Notes to Financial Statements (concluded)

For MFT, shares issued and outstanding increased by 5,456 as a result of reinvestment of dividends during the year ended July 31, 2010, and remained constant during the year ended July 31, 2009.

For MJI, shares issued and outstanding increased by 15,316 as a result of reinvestment of dividends and distributions during the year ended July 31,
2010, and remained constant during the year ended July 31, 2009.

Preferred Shares

The Preferred Shares are redeemable at the option of each Fund, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Fund, as set forth in each Fund's Articles of Amendment/Statement of Preferences (the “Governing Instrument”) are
not satisfied.

From time to time in the future, each Fund may effect repurchases of its
Preferred Shares at prices below their liquidation preference as agreed upon by the Fund and seller. Each Fund also may redeem its Preferred
Shares from time to time as provided in the applicable Governing
Instrument. Each Fund intends to effect such redemptions and/or repur-
chases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The holders of Preferred Shares have voting rights equal to the holders of
Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Funds' sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Funds had the following series of Preferred Shares outstanding, effective yields and reset frequency as of July 31, 2010:

				Reset
		Preferred	Effective Frequency
	Series	Shares	Yield	Days
MUC	A	1,251[1]	0.44%	7
	B	2,527[1]	0.41%	7
	C	2,084[1]	0.41%	7
	D	1,928[1]	0.43%	7
	E	2,370[1]	0.43%	7
MUJ	A	1,157[1]	0.44%	7
	B	1,157[1]	0.41%	7
	C	2,042[1]	0.43%	7
	D	1,599[1]	0.43%	7
	E	953[1]	0.41%	7

				Reset
		Preferred	Effective Frequency
	Series	Shares	Yield	Days
MFT	A	1,884[1]	0.44%	7
	B	377[2]	1.49%	7
MIY	A	1,753[1]	0.43%	7
	B	1,753[1]	0.41%	7
	C	1,403[1]	0.43%	7
	D	877[2]	1.50%	7
MJI	A	1,965[1]	0.41%	7
	B	614[2]	1.47%	7
MPA	A	1,041[1]	0.44%	7
	B	1,249[1]	0.43%	7
	C	364[2]	1.47%	7

1 The maximum applicable rate on this series of Preferred Shares is the higher of
110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day
High Grade Index rate divided by 1.00 minus the marginal tax rate.
2 The maximum applicable rate on this series of Preferred Shares is the higher of
110% plus or times (i) the Telerate/BAA LIBOR or (ii) 90% of Kenny S&P 30-day
High Grade Index rate divided by 1.00 minus the marginal tax rate.

Dividends on seven-day Preferred Shares are cumulative at a rate, which is reset every seven days based on the results of an auction. If the Preferred
Shares fail to clear the auction on an auction date, each Fund is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of
Preferred Shares is the higher of 110% of the AA commercial paper rate or
100% of 90% of the Kenny S&P 30-day High Grade Index divided by 1.00 minus the marginal tax rate. The low, high and average dividend rates on the Preferred Shares for each Fund for the year ended July 31, 2010 were as follows:

	Series	Low	High	Average
MUC	A	0.24%	0.58%	0.42%
	B	0.24%	0.58%	0.42%
	C	0.24%	0.58%	0.42%
	D	0.26%	0.58%	0.42%
	E	0.26%	0.58%	0.42%
MUJ	A	0.24%	0.58%	0.42%
	B	0.24%	0.58%	0.41%
	C	0.26%	0.58%	0.42%
	D	0.26%	0.58%	0.42%
	E	0.24%	0.58%	0.41%
MFT	A	0.24%	0.58%	0.42%
	B	1.34%	1.63%	1.48%
MIY	A	0.26%	0.58%	0.42%
	B	0.24%	0.58%	0.41%
	C	0.26%	0.58%	0.42%
	D	1.32%	1.63%	1.48%
MJI	A	0.24%	0.58%	0.41%
	B	1.32%	1.63%	1.48%
MPA	A	0.24%	0.58%	0.42%
	B	0.26%	0.58%	0.42%
	C	1.32%	1.63%	1.48%

Since February 13, 2008, the Preferred Shares of the Funds failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.24% to 1.63%
for the year ended July 31, 2010. A failed auction is not an event of default for the Funds but it has a negative impact on the liquidity of
Preferred Shares. A failed auction occurs when there are more sellers of

ANNUAL REPORT

JULY 31, 2010

Notes to Financial Statements (concluded)

a Fund's auction rate preferred shares than buyers. It is impossible to pre-
dict how long this imbalance will last. A successful auction for the Funds'
Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of the Preferred Shares may not have the ability to sell the Preferred Shares at their liquidation preference.

The Funds may not declare dividends or make other distributions on
Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

The Funds pay commissions of 0.25% on the aggregate principal amount of all shares that successfully clear their auctions and 0.15% on the aggregate principal amount of all shares that fail to clear their auctions.
Certain broker dealers have individually agreed to reduce commissions for failed auctions.

During the year ended July 31, 2009, certain Funds announced the follow-
ing redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

		Redemption	Shares	Aggregate
	Series	Date	Redeemed	Principal
MUC	A	7/07/09	164	$4,100,000
	B	7/06/09	332	$8,300,000
	C	7/06/09	274	$6,850,000
	D	7/09/09	253	$6,325,000
	E	7/08/09	312	$7,800,000
MUJ	A	7/07/09	27	$ 675,000
	B	7/06/09	27	$ 675,000
	C	7/08/09	47	$1,175,000
	D	7/09/09	37	$ 925,000
	E	7/06/09	22	$ 550,000
MFT	A	7/14/09	191	$4,775,000
	B	7/09/09	38	$ 950,000
MJI	A	7/06/09	37	$ 925,000
	B	7/06/09	12	$ 300,000
MPA	A	7/14/09	173	$4,325,000
	B	7/08/09	208	$5,200,000
	C	7/06/09	61	$1,525,000

The Funds financed the Preferred Share redemptions with cash received from TOB transactions.

Preferred Shares issued and outstanding remained constant for the year ended July 31, 2010 for all Funds.

8. Restatement Information:

During the year ended October 31, 2006 MIY determined that the criteria for sale accounting under US GAAP had not been met for certain transfers of municipal bonds related to investments in TOB Residuals, and that these transfers should have been accounted for as secured borrowings rather than as sales. As a result, certain financial highlights for the year ended
October 31, 2005 for MIY have been restated to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense.

Financial Highlights for MIY	Previously
Year Ended October 31, 2005	Reported	Restated
Total expenses[1]	1.10%	1.42%
Total expenses after fees waived[1]	1.10%	1.42%
Portfolio turnover	30.16%	25%
1 Do not reflect the effect of dividends to Preferred Shareholders.

9. Subsequent Events:

Management's evaluation of the impact of all subsequent events on the
Funds' financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on September 1, 2010 to Common Shareholders of record on August 16, 2010 as follows:

Common Dividend Per Share
MUC	$0.0705
MUJ	$0.0730
MFT	$0.0710
MIY	$0.0750
MJI	$0.0720
MPA	$0.0720

On September 1, 2010, each of the Funds declared a dividend to
Common Shareholders of record on September 15, 2010 in the
following amounts:

Common Dividend
Per Share
MUC	$0.0735
MUJ	$0.0740
MFT	$0.0710
MIY	$0.0765
MJI	$0.0720
MPA	$0.0745

The dividends declared on Preferred Shares for the period August 1, 2010 to August 31, 2010 were as follows:

		Dividends
	Series	Declared
MUC	A	$10,718
	B	$21,320
	C	$17,779
	D	$16,718
	E	$20,600
MUJ	A	$ 9,913
	B	$ 9,871
	C	$17,749
	D	$13,865
	E	$ 8,040
MFT	A	$16,142
	B	$11,487
MIY	A	$15,237
	B	$14,790
	C	$12,165
	D	$26,660
MJI	A	$16,578
	B	$18,640
MPA	A	$ 8,919
	B	$10,857
	C	$11,050

50 ANNUAL REPORT

JULY 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
BlackRock MuniHoldings California Insured Fund, Inc.
BlackRock MuniHoldings New Jersey Insured Fund, Inc.
BlackRock MuniYield Michigan Insured Fund, Inc. and
BlackRock MuniYield New Jersey Insured Fund, Inc. and
the Shareholders and Board of Trustees of
BlackRock MuniYield Insured Investment Fund and
BlackRock MuniYield Pennsylvania Insured Fund
(collectively the “Funds”):

We have audited the accompanying statement of assets and liabilities of BlackRock MuniHoldings California Insured Fund, Inc., including the schedule of investments, as of July 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year ended July 31, 2010, the period July 1,
2009 to July 31, 2009 and the year ended June 30, 2009, and the fin-
ancial highlights for each of the periods presented. We have also audited the accompanying statements of assets and liabilities of BlackRock
MuniHoldings New Jersey Insured Fund, Inc., BlackRock MuniYield New
Jersey Insured Fund, Inc. and BlackRock MuniYield Insured Investment
Fund, including the schedules of investments, as of July 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have also audited the accompanying statement of assets and liabilities of BlackRock
MuniYield Michigan Insured Fund, Inc., including the schedule of invest-
ments, as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the period November 1, 2007 to
July 31, 2008 and for each of the two years in the period ended October
31, 2007. We have also audited the accompanying statement of assets and liabilities of BlackRock MuniYield Pennsylvania Insured Fund, including the schedule of investments, as of July 31, 2010, and the related state-
ments of operations and cash flows for the year then ended, the state-
ments of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the
Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of BlackRock MuniYield Michigan Insured Fund, Inc.
for the year ended October 31, 2005 (before the restatement described in Note 8) were audited by other auditors whose report, dated December
9, 2005, expressed a qualified opinion on the financial highlights because of the errors described in Note 8.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial report-
ing. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signifi-
cant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the cus-
todians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock MuniHoldings California Insured Fund, Inc. as of July 31, 2010,
the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year then ended, the period July 1, 2009 to July 31, 2009 and the year ended June 30, 2009, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniHoldings New Jersey Insured Fund, Inc., BlackRock
MuniYield New Jersey Insured Fund, Inc. and BlackRock MuniYield Insured
Investment Fund, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United
States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniYield Michigan Insured Fund, Inc., the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the period
November 1, 2007 to July 31, 2008 and for each of the two years in the period ended October 31, 2007, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our
opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock
MuniYield Pennsylvania Insured Fund as of July 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

We also have audited the adjustments, applied by management, to restate certain financial highlights for the year ended October 31, 2005 for
BlackRock MuniYield Michigan Insured Fund, Inc. (the “Fund”) to correct the errors described in Note 8. These adjustments are the responsibility of the Fund’s management. The audit procedures that we performed with respect to the adjustments included such tests as we considered neces-
sary in the circumstances and were designed to obtain reasonable assur-
ance about whether the adjustments are appropriate and have been

ANNUAL REPORT

JULY 31, 2010

Report of Independent Registered Public Accounting Firm (concluded)

properly applied, in all material respects, to the restated financial highlights for the year ended October 31, 2005. We did not perform any audit proce-
dures designed to assess whether any additional adjustments to such financial highlights might be necessary in order for such financial highlights to be presented in conformity with accounting principles generally accept-
ed in the United States of America. In our opinion, the adjustments to the financial highlights for the year ended October 31, 2005 for BlackRock
MuniYield Michigan Insured Fund, Inc. described in Note 8 are appropriate and have been properly applied, in all material respects. However, we were not engaged to audit, review, or apply any procedures to such financial highlights other than with respect to the adjustments described in Note 8 and, accordingly, we do not express an opinion or any other form of assurance on such financial highlights.

Deloitte & Touche LLP
Princeton, New Jersey
September 27, 2010

52 ANNUAL REPORT

JULY 31, 2010

Important Tax Information

The following table summarizes the taxable per share distributions paid by MJI during the taxable year ended July 31, 2010.

	Payable Date	Ordinary Income	Long Term Gains
Common Shareholders	12/31/09	$0.024326	$0.099095
Preferred Shareholders:
Series A	11/16/09	$ 0.10	$ 2.74
	11/23/09	$ 0.12	$ 3.23
	11/30/09	$ 0.12	$ 3.60
	12/7/09	$ 0.12	$ 3.48
	12/14/09	$ 0.10	$ 2.87
	12/21/09	$ 0.12	$ 3.11
	12/28/09	$ 0.12	$ 3.48
	1/4/10	$ 0.16	$ 3.94
	1/11/10	$ 0.02	$ 0.80
Series B	11/13/09	$ 0.40	$ 11.11
	11/20/09	$ 0.41	$ 11.63
	11/27/09	$ 0.43	$ 11.90
	12/4/09	$ 0.43	$ 11.80
	12/11/09	$ 0.40	$ 11.27
	12/18/09	$ 0.22	$ 6.09
All of the other net investment income distributions paid by the Fund qualify as tax-exempt interest dividends for federal income tax purposes.
The following table summarizes the taxable per share distributions paid by MUJ during the taxable year ended July 31, 2010.
		Payable Date	Long Term Gains
Common Shareholders		12/31/09	$0.014156
Preferred Shareholders:
Series A		11/24/09	$ 3.34
		12/1/09	$ 1.02
Series B		11/20/09	$ 3.34
		11/27/09	$ 1.09
Series C		11/25/09	$ 3.72
		12/2/09	$ 0.61
Series D		11/27/09	$ 4.24
		12/3/09	$ 0.03
Series E		11/23/09	$ 3.34
		11/30/09	$ 1.03

All of the net investment income distributions paid by MUC, MUJ, MIY, MFT and MPA during the taxable year ended July 31, 2010 qualify as tax-exempt interest dividends for federal income tax purposes.

ANNUAL REPORT

JULY 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors and the Board of Trustees, as the case may be
(each, a “Board,” and, collectively, the "Boards," and the members of which are referred to as "Board Members") of each of BlackRock MuniHoldings
California Insured Fund, Inc. (“MUC”), BlackRock MuniHoldings New Jersey
Insured Fund, Inc. (“MUJ”), BlackRock MuniYield Insured Investment Fund
(“MFT”), BlackRock MuniYield Michigan Insured Fund, Inc. (“MIY”),
BlackRock MuniYield New Jersey Insured Fund, Inc. (“MJI”) and BlackRock
MuniYield Pennsylvania Insured Fund (“MPA” and, together with MUC, MUJ,
MFT, MIY and MJI, each a “Fund,” and, collectively, the “Funds”) met on April
8, 2010 and May 13-14, 2010 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with
BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor.
Each Board also considered the approval of the sub-advisory agreement
(each, a “Sub-Advisory Agreement”) between the Manager and BlackRock
Investment Management, LLC (the “Sub-Advisor”) with respect to its Fund.
The Manager and the Sub-Advisor are referred to herein as “BlackRock.”
The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of each Fund consists of ten individuals, eight of whom are not
“interested persons” of such Fund as defined in the Investment Company
Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The
Board Members are responsible for the oversight of the operations of each
Fund and perform the various duties imposed on the directors of invest-
ment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Boards is an Independent Board Member. The
Boards have established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee,
a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the
Executive Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. The Boards also have two ad hoc committees, the Joint Product Pricing Committee, which consists of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested per-
sons” of their respective funds, and the Ad Hoc Committee on Auction
Market Preferred Shares.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the contin-
uation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by the personnel of
BlackRock and its affiliates, including investment management, admin-
istrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, each Board, acting directly and through its committees, considered at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the respective
Fund and its shareholders. Among the matters the Board considered were:
(a) investment performance for one-, three- and five-year periods, as appli-
cable, against peer funds, and applicable benchmarks, if any, as well as senior management's and portfolio managers’ analysis of the reasons for any over performance or underperformance against a Fund’s peers and/or benchmark, as applicable; (b) fees, including advisory, and other amounts paid to BlackRock and its affiliates by each Fund for services such as call center and fund accounting; (c) each Fund’s operating expenses; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services pro-
vided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 8, 2010 meeting, the Boards requested and received materials specifically relating to the Agreements.
The Boards are engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper,
Inc. (“Lipper”) on Fund fees and expenses, and the investment perform-
ance of each Fund as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock, as app-
licable (collectively, “Peers”); (b) information on the profitability of the
Agreements to BlackRock and a discussion of fall-out benefits to
BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates; (d) the impact of economies of scale;

(e) a summary of aggregate amounts paid by each Fund to BlackRock and
(f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 8, 2010, the Boards reviewed mat-
erials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 8, 2010 meeting, the Boards presented BlackRock with questions and requests for additional informa-
tion and BlackRock responded to these requests with additional written information in advance of the May 13 – 14, 2010 Board meeting.

54 ANNUAL REPORT

JULY 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

At an in-person meeting held on May 13 – 14, 2010, each Fund’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and each respective Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2011. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and
BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each
Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as services related to the valuation and pricing of each Fund’s portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:
The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund.
Throughout the year, the Boards compared each Fund’s performance to the performance of a comparable group of closed-end funds, and the perform-
ance of a relevant benchmark, if any. The Boards met with BlackRock’s sen-
ior management personnel responsible for investment operations, including the senior investment officers. The Boards also reviewed the materials pro-
vided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each
Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities,
BlackRock’s use of technology, BlackRock’s commitment to compliance,
BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabili-
ties and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also reviewed a general description of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to each
Fund. BlackRock and its affiliates and significant shareholders provide each Fund with certain administrative and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund.

In addition to investment advisory services, BlackRock and its affiliates provide each Fund with other services, including (i) preparing disclosure documents, such as the prospectus and the statement of additional infor-
mation in connection with the initial public offering and periodic share-
holder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock ex-
changes; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and
(viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards,
including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 8, 2010 meeting, the Boards were provided with reports, independently prepared by
Lipper, which included a comprehensive analysis of each Fund’s perform-
ance. The Boards also reviewed a narrative and statistical analysis of the
Lipper data that was prepared by BlackRock, which analyzed various fac-
tors that affect Lipper’s rankings. In connection with their review, the Boards received and reviewed information regarding the investment performance of each Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in each Fund’s applicable Lipper category and in the case of MUC, as customized peer group selected by
BlackRock. The Boards were provided with a description of the methodol-
ogy used by Lipper to select peer funds. The Boards regularly review the performance of each Fund throughout the year.

The Board of MUC noted that MUC performed below the median of its
Customized Lipper Peer Group Composite in the one- and three-year periods reported, but that MUC performed better than or equal to the median of its Customized Lipper Peer Group Composite in the five-year period reported. The Board of MUC and BlackRock reviewed the reasons for
MUC’s underperformance during the one- and three-year periods compared with its Peers. The Board of MUC was informed that, among other things, performance detractors for MUC have included exposure to lesser rated underlying holdings and specific exposure to zero coupon structures.

The Board of MUJ noted that, in general, MUJ performed better than its Peers in that MJU’s performance was at or above the median of its
Lipper Performance Composite in two of the one-, three- and five-year periods reported.

The Board of MFT noted that MFT performed below the median of its Lipper
Performance Composite in each of the one-, three- and five-year periods reported. The Board of MFT and BlackRock reviewed the reasons for MFT’s underperformance during these periods compared with its Peers. The Board of MFT was informed that, among other things, while MFT’s management

ANNUAL REPORT

JULY 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

team has reduced MFT’s Florida exposure, MFT remains over-weighted in
Florida holdings versus its Peers, which has hindered MFT’s performance, as the state of Florida continues to have budget deficit concerns and a very weak housing market.

The Board of MFT and BlackRock discussed BlackRock’s strategy for improving MFT’s performance and BlackRock’s commitment to providing the resources necessary to assist MFT’s portfolio managers and to improve
MFT's performance, in part through the repositioning of MFT’s portfolio.

The Board of MIY noted that MIY performed below the median of its
Lipper Performance Composite in the one- and five-year periods reported, but that MIY performed better than or equal to the median of its Lipper
Performance Composite in the three-year period reported. The Board of
MIY and BlackRock reviewed the reasons for MIY’s underperformance during the one- and five-year periods compared with its Peers. The Board of MIY was informed that, among other things, performance is measured against single state insured municipal debt funds and that MIY’s Lipper
Performance Composite is heavily weighted with New York and California funds. Additionally, the Board of MIY was informed that the Michigan economy has suffered greatly leading to a lower overall credit outlook.

The Board of MJI noted that MJI performed below the median of its Lipper
Performance Composite in the one- and five-year periods reported, but that MJI performed better than or equal to the median of its Lipper Per-
formance Composite in the three-year period reported. The Board of MJI and BlackRock reviewed the reasons for MJI’s underperformance during the one- and five-year periods compared with its Peers. The Board of MJI was informed that, among other things, MJI’s performance was impacted by a neutral duration posture in a declining rate environment as well as its sector weighting to water & sewer and transportation, which were under-
performing sectors over the past year. Additionally, opportunities to alter sector allocations are few as issuance of insured bonds has been very limited over the past several years.

The Board of MPA noted that MPA performed below the median of its
Lipper Performance Composite in each of the one-, three- and five-year periods reported. The Board of MPA and BlackRock reviewed the reasons for MPA’s underperformance during these periods compared with its Peers.
The Board of MPA was informed that, among other things, despite a recent dividend increase, MPA’s relative distribution yield continues to have a negative impact on performance.

The Boards of MUC, MIY, MJI and MPA and BlackRock discussed
BlackRock’s strategy for improving each respective Fund’s performance and
BlackRock’s commitment to providing the resources necessary to assist each Fund’s portfolio managers and to improve each Fund’s performance.

The Boards noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory Fees and the Cost of the Services and
Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Funds: The Boards, including the Independent Board
Members, reviewed each Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. The Boards also compared each
Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Boards reviewed BlackRock’s prof-
itability with respect to each Fund and other funds the Boards currently oversee for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31,
2008. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profita-
bility of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-
end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded com-
petitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the manage-
ment of each Fund. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

56 ANNUAL REPORT

JULY 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

The Board of each Fund noted that its Fund’s contractual management fee rate was lower than or equal to the median contractual management fee rate paid by the Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: The Boards, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Boards also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable each Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of each Fund.

The Boards noted that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering and each fund is man-
aged independently consistent with its own investment objectives. The
Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its fee structure. Information provided by Lipper also revealed that only one closed-end fund complex with total closed-end fund nets assets exceeding $10 billion, as of December 31, 2009, used a complex level breakpoint structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in
BlackRock’s profile in the investment advisory community, and the engage-
ment of BlackRock’s affiliates and significant shareholders as service providers to each Fund, including for administrative and distribution serv-
ices. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.
The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund trans-
actions to assist in managing all or a number of its other client accounts.
The Boards further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund market-
place, and that shareholders are able to sell their respective Fund’s shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Boards, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and each Fund for a one-year term ending June 30, 2011 and the Sub-
Advisory Agreement between the Manager and the Sub-Advisor with respect to each Fund for a one-year term ending June 30, 2011. As part of its approval, each Board considered the discussions of BlackRock’s fee structure, as it applies to its respective Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the
Agreements were fair and reasonable and in the best interest of each
Fund and its shareholders. In arriving at a decision to approve the
Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this det-
ermination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor
Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT

JULY 31, 2010

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Plan”), common shareholders are automatically enrolled to have all distributions of divi-
dends and capital gains reinvested by BNY Mellon Shareowner Services for
MUC, MUJ, MFT, MIY and MJI and Computershare Trust Company, N.A. for
MPA (individually, the “Plan Agent” or together, the “Plan Agents”) in the respective Fund’s shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Funds declare a dividend or determine to make a capital gain dis-
tribution, the Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or
(ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condi-
tion often referred to as a “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the
NAV on the date the shares are issued. However, if the NAV is less than
95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date.
If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market pre-
mium during the purchase period, the Plan Agents will invest any un-
invested portion in newly issued shares.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the
Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, each Fund reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through
Computershare Trust Company, N.A. are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. Participants that request a sale of shares through BNY Mellon Shareowner Services are subject to a $0.02 per share sold brokerage commission. All correspondence con-
cerning the Plan should be directed to the respective Plan Agent: BNY
Mellon Shareowner Services, P.0. Box 358035, Pittsburgh, PA 15252-
8035, Telephone: (866) 216-0242 for shareholders of MUC, MUJ, MFT,
MIY and MJI or Computershare Trust Company, N.A., P.O. Box 43078,
Providence, RI 02940-3078, Telephone: (800) 699-1BFM or overnight correspondence should be directed to the Plan Agent at 250 Royall
Street, Canton, MA 02021 for shareholders of MPA.

58 ANNUAL REPORT

JULY 31, 2010

Officers and Directors
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past Five Years	Overseen	Directorships
Non-Interested Directors[1]
Richard E. Cavanagh	Chairman	Since	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life	99 Funds	Arch Chemical
55 East 52nd Street	of the Board	2007	Insurance Company of America since 1998; Trustee, Educational Testing Service	97 Portfolios	(chemical and allied
New York, NY 10055	and Director		from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor,		products)
1946			The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer,
Harvard University since 2007; President and Chief Executive Officer, The Conference
Board, Inc. (global business research organization) from 1995 to 2007.
Karen P. Robards	Vice Chair of	Since	Partner of Robards & Company, LLC (financial advisory firm) since 1987;	99 Funds	AtriCure, Inc.
55 East 52nd Street	the Board,	2007	Co-founder and Director of the Cooke Center for Learning and Development	97 Portfolios	(medical devices)
New York, NY 10055	Chair of		(a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc.
1950	the Audit		(health care real estate investment trust) from 2007 to 2010; Director of Enable
	Committee		Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from
	and Director		1976 to 1987.
Frank J. Fabozzi	Director and	Since	Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in	99 Funds	None
55 East 52nd Street	Member of	2007	the Practice of Finance and Becton Fellow, Yale University, School of Management,	97 Portfolios
New York, NY 10055	the Audit		since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from
1948	Committee		1994 to 2006.
Kathleen F. Feldstein	Director	Since	President of Economics Studies, Inc. (private economic consulting firm) since	99 Funds	The McClatchy
55 East 52nd Street		2007	1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee	97 Portfolios	Company
New York, NY 10055			Emeritus thereof since 2008; Member of the Board of Partners Community		(publishing);
1941			Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners		BellSouth (tele-
			HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member		communications);
			of the Visiting Committee to the Harvard University Art Museum since 2003; Director,		Knight Ridder
			Catholic Charities of Boston since 2009.		(publishing)
James T. Flynn	Director and	Since	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	99 Funds	None
55 East 52nd Street	Member of	2007		97 Portfolios
New York, NY 10055	the Audit
1939	Committee
Jerrold B. Harris	Director	Since	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment)	99 Funds	BlackRock Kelso
55 East 52nd Street		2007	since 2000; Director of Delta Waterfowl Foundation since 2001; President and	97 Portfolios	Capital Corp.
New York, NY 10055			Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.		(business
1942					development
company)

ANNUAL REPORT

JULY 31, 2010

Officers and Directors (continued)
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past Five Years	Overseen	Directorships
Non-Interested Directors[1] (concluded)
R. Glenn Hubbard	Director	Since	Dean, Columbia Business School since 2004; Columbia faculty member since	99 Funds	ADP (data and
55 East 52nd Street		2007	1988; Co-Director of Columbia Business School’s Entrepreneurship Program from	97 Portfolios	information services);
New York, NY 10055			1997 to 2004; Chairman, US Council of Economic Advisers under the President		KKR Financial
1958			of the United States from 2001 to 2003; Chairman, Economic Policy Committee		Corporation (finance);
			of the OECD from 2001 to 2003.		Metropolitan Life
Insurance Company
(insurance)
W. Carl Kester	Director and	Since	George Fisher Baker Jr. Professor of Business Administration, Harvard Business	99 Funds	None
55 East 52nd Street	Member of	2007	School; Deputy Dean for Academic Affairs from 2006 to 2010; Unit Head,	97 Portfolios
New York, NY 10055	the Audit		Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean
1951	Committee		and Chairman of the MBA Program of Harvard Business School from 1999 to
2005; Member of the faculty of Harvard Business School since 1981;
Independent Consultant since 1978.
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment
Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Funds’ board in
2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J.
Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P.
Robards, 1998.
Interested Directors[3]
Richard S. Davis	President[4]	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State	169 Funds	None
55 East 52nd Street	and Director	2007	Street Research & Management Company from 2000 to 2005; Chairman of	292 Portfolios
New York, NY 10055			the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.
1945
Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock,	169 Funds	None
55 East 52nd Street		2007	Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC	292 Portfolios
New York, NY 10055			from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation
1947			Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the
BlackRock fund complex from 1989 to 2006.

3 Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Funds based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his owner-
ship of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
4 For MFT and MPA.

60 ANNUAL REPORT

JULY 31, 2010

Officers and Directors (concluded)
Position(s)
Name, Address	Held with	Length of
and Year of Birth	Funds	Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
Anne Ackerley	President[2]	Since	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to
55 East 52nd Street	and Chief	2009[3]	2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer
New York, NY 10055	Executive		of BlackRock’s US Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000
1962	Officer		to 2006.
Brendan Kyne	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock’s US Retail Group since 2009, Co-head thereof from 2007 to
New York, NY 10055			2009; Vice President of BlackRock, Inc. from 2005 to 2008.
1977
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch
55 East 52nd Street		2007	Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P-advised funds from 2005 to 2006; Director
New York, NY 10055			of MLIM Fund Services Group from 2001 to 2006.
1970
Brian Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
55 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.
New York, NY 10055	Officer
1959
Howard Surloff	Secretary	Since	Managing Director and General Counsel of US Funds at BlackRock, Inc. since 2006; General Counsel (US) of
55 East 52nd Street		2007	Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10055
1965
[1] Officers of the Funds serve at the pleasure of the Boards.
[2] For MUC, MUJ, MIY and MJI.
3 Ms. Ackerley has been President and Chief Executive Officer since 2009 and was Vice President from 2007 to 2009.
Investment Advisor	Custodians		Transfer Agent	Auction Agent	Accounting Agent	Legal Counsel
BlackRock Advisors, LLC	State Street Bank		Common Shares	Preferred Shares	State Street Bank	Skadden, Arps, Slate,
Wilmington, DE 19809	and Trust Company[4]		Computershare Trust	BNY Mellon	and Trust Company	Meagher & Flom LLP
	Boston, MA 02111		Company, N.A.[4]	Shareowner Services	Princeton, NJ 08540	New York, NY 10036
Sub-Advisor			Providence, RI 02940	Jersey City, NJ 07310
BlackRock Investment	The Bank of				Independent Registered	Address of the Funds
Management, LLC	New York Mellon[5]		BNY Mellon		Public Accounting Firm	100 Bellevue Parkway
Plainsboro, NJ 08536	New York, NY 10286		Shareowner Services[5]		Deloitte & Touche LLP	Wilmington, DE 19809
			Jersey City, NJ 07310		Princeton, NJ 08540

4 For MPA.
5 For MUC, MUJ, MFT, MIY and MJI.

Effective March 31, 2010, G. Nicholas Beckwith, III, a
Director of the Funds, resigned. The Funds’ Board extends its best wishes to Mr. Beckwith.

ANNUAL REPORT

JULY 31, 2010

Additional Information

Board Approvals

On September 1, 2010, the Board of Directors (the “Boards”) of MUC,
MUJ, MFT, MIY, MJI and MPA (the “Funds”) have approved changes to cer-
tain investment policies of the Funds.

Historically, under normal market conditions, each Fund has been required to invest at least 80% of its assets in municipal bonds either (i) insured under an insurance policy purchased by the Fund or (ii) insured under an insurance policy obtained by the issuer of the municipal bond or any other party. In September 2008, the Funds adopted an amended investment pol-
icy of purchasing only municipal bonds insured by insurance providers with claims-paying abilities rated investment grade at the time of investment
(the “Insurance Policy”).

Following the onset of the credit and liquidity crises, the claims-paying abil-
ity rating of most of the municipal bond insurance providers has been low-
ered by the rating agencies. These downgrades have called into question the long-term viability of the municipal bond insurance market, which has the potential to severely limit the ability of BlackRock Advisors, LLC, the
Fund's investment advisor (the "Manager"), to manage the Funds under the
Insurance Policy.

As a result, on September 1, 2010, the Manager recommended, and the
Boards approved, the removal of the Insurance Policy. As a result of this investment policy change, the Funds would not be required to dispose of assets currently held within the Funds. The Funds will maintain, and have no current intention to amend, their investment policy of, under normal market conditions, generally investing in municipal obligations rated invest-
ment grade at the time of investment.

As each Fund increases the amount of its assets that are invested in municipal obligations that are not insured, the Fund’s shareholders will be exposed to the risk of the failure of such securities’ issuers to pay interest and repay principal and will not have the benefit of protection provided under municipal bond insurance policies. As a result, shareholders will be more dependent on the analytical ability of the Manager to evaluate the credit quality of issuers of municipal obligations in which the Fund invests.
The Boards believe that the amended investment policy is in the best inter-
ests of each Fund and its shareholders because it believes that the poten-
tial benefits from increased flexibility outweigh the potential increase in risk from the lack of insurance policies provided by weakened insurance providers. Of course, the new investment policy cannot assure that each
Fund will achieve its investment objective.

As disclosed in each Fund's prospectus, each Fund is required to provide shareholders 60 days notice of a change to the Insurance Policy.
Accordingly, a notice describing the changes discussed above was mailed to shareholders of record as of September 1, 2010. The new investment policy is expected to take effect on November 9, 2010. After the amended policy takes effect, the Manager anticipates that it will gradually reposition each Fund's portfolios over time, and that during such period, each Fund may continue to hold a substantial portion of its assets in insured munici-
pal bonds. At this time, it is uncertain how long it may take to reposition each Fund's portfolio once the amended policy takes effect, and the Funds may continue to be subject to risks associated with investing a substantial portion of their assets in insured municipal bonds until the repositioning is complete. No action is required by shareholders of the Funds in connection with this change.

In connection with this change in non-fundamental policy, each of the
Funds will undergo a name change to reflect its new portfolio characteris-
tics. The new names of the Funds will be announced at or prior to the expi-
ration of the 60-day notice period. Each Fund will continue to trade on New
York Stock Exchange under its current ticker symbol.

The approved changes will not alter any Fund's investment objective.

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to its shareholders on a monthly basis. In order to pro-
vide shareholders with a more stable level of dividend distributions, the
Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Funds during such month.
The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which com-
prises part of the financial information included in this report.

General Information

On June 10, 2010, BlackRock Advisors, LLC, the Trusts’ investment advisor
(the “Manager”), announced that MUJ and MIY each received a demand letter from a law firm on behalf of common shareholders of MUJ and MIY.
The demand letters allege that the Manager and officers and Boards of
Directors (the “Boards”) of MUJ and MIY breached their fiduciary duties by redeeming at par certain of MUJ and MIY’s Preferred Shares, and demanded that the Boards take action to remedy those alleged breaches.
In response to the demand letter, the Boards established a Demand
Review Committee (the “Committee”) of the independent Directors to investigate the claims made in the demand letters with the assistance of independent counsel. Based upon its investigation, the Committee recom-
mended that the Boards reject the demand specified in the demand let-
ters. After reviewing the findings of the Committee, the Board for each Fund unanimously adopted the Committee’s recommendation and unanimously voted to reject the demand.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ web-
sites or shareholders can sign up for e-mail notifications of quarterly state-
ments, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders

62 ANNUAL REPORT

JULY 31, 2010

Additional Information (concluded)

General Information (concluded)

with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in
Washington, DC. Information on the operation of the Public Reference
Room may be obtained by calling (800) SEC-0330. Each Fund’s Forms

N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is avail-
able (1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
http://www.blackrock.com or by calling (800) 441-7762 and
(2) on the SEC’s website at http://www.sec.gov.

Fund Certification

The Funds are listed for trading on the New York Stock Exchange (“NYSE”)
and have filed with the NYSE their annual chief executive officer certifica-
tion regarding compliance with the NYSE’s listing standards. The Funds filed with the Securities and Exchange Commission (“SEC”) the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Section 19(a) Notices

These reported amounts and sources of distributions are estimates and are not provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes wll depend upon each Fund’s investment results during the year and may be subject to changes based on tax regulations. Each Fund will provide a Form 1099-DIV for the calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

July 31, 2010
		Total Cumulative Distributions			% Breakdown of the Total Cumulative
		for the Fiscal Year				Distributions for the Fiscal Year
	Net	Net Realized		Total Per	Net	Net Realized		Total Per
	Investment	Capital	Return of	Common	Investment	Capital	Return of	Common
	Income	Gains	Capital	Share	Income	Gains	Capital	Share
MUJ	$0.844500	$0.014156	—	$0.858656	98%	2%	0%	100%
MJI	$0.843309	$0.100331	—	$0.943640	89%	11%	0%	100%

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and for-
mer fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applica-
tions, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

ANNUAL REPORT

JULY 31, 2010

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common

Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services
	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock
MuniHoldings
California Insured	$36,000	$28,500	$3,500	$3,500	$6,100	$6,100	$0	$1,028
Fund, Inc.

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

BlackRock MuniHoldings	$20,377	$413,128
California Insured Fund, Inc.

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 – Audit Committee of Listed Registrants

(a) The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the
Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b) Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – The board of directors has delegated the voting of proxies for the
Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the
Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment
Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the
Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the
Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the
Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the
Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal

and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at
http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of July 31,
2010.

(a)(1) The registrant is managed by a team of investment professionals comprised of
Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, Inc. and Walter
O’Connor, Managing Director at BlackRock, Inc. Each is a member of BlackRock,
Inc.’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2006 and 1997, respectively.

Portfolio Manager		Biography
Theodore R. Jaeckel, Jr.		Managing Director at BlackRock, Inc. since 2006; Managing Director of
Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006;
Director of MLIM from 1997 to 2005.
Walter O’Connor		Managing Director of BlackRock, Inc. since 2006; Managing Director of
MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.
(a)(2) As of July 31, 2010:
	(ii) Number of Other Accounts Managed			(iii) Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
Performance-Based
	Other	Other Pooled		Other	Other Pooled
(i) Name of	Registered	Investment	Other	Registered	Investment	Other
Portfolio Manager	Investment	Vehicles	Accounts	Investment	Vehicles	Accounts
	Companies			Companies
Theodore R. Jaeckel, Jr.	72	0	0	0	0	0
	$19.64 Billion	$0	$0	$0	$0	$0
Walter O’Connor	72	0	0	0	0	0
	$19.64 Billion	$0	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition,
BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale
BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of July 31, 2010:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by
BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock
Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within
BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.
In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment
Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks include a combination of market-based indices (e.g., Barclays Capital Municipal Bond Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.
Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in
BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-
term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Jaeckel and O’Connor have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a

401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee
Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in
BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2010.

Portfolio Manager	Dollar Range of Equity Securities
Beneficially Owned
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – On September 17, 2010, the Board of Directors of the Fund amended and restated in its entirety the bylaws of the Fund (the "Amended and Restated Bylaws"). The Amended and
Restated Bylaws were deemed effective as of September 17, 2010 and set forth, among other things, the processes and procedures that shareholders of the Fund must follow, and specifies additional information that shareholders of the Fund must provide, when proposing director nominations at any annual meeting or special meeting in lieu of an annual meeting or other business to be considered at an annual meeting or special meeting.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings California Insured Fund, Inc.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock MuniHoldings California Insured Fund, Inc.

Date: October 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings California Insured Fund, Inc.

Date: October 6, 2010

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings California Insured Fund, Inc.

Date: October 6, 2010